UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Reports to Stockholders.
(a)

www.manning-napier.com

Manning & Napier Fund, Inc.

Equity Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large-, mid- and small-size companies within the US.

Performance Commentary

The broad US equity market posted double-digit losses for the twelve-month period ending October 31, 2022. With respect to market capitalization, larger-cap stocks generally outperformed smaller-cap stocks, while from a style perspective value stocks meaningfully outperformed their growth counterparts. In terms of sectors, Energy and Consumer Staples provided positive returns while the Communication Services and Consumer Discretionary sectors experienced significant losses.

The Equity Series Class S delivered negative returns during the year and slightly underperformed its benchmark, the Russell 3000 Index, returning -17.78% and -16.52% respectively.

Underperformance was largely attributable to the Series’ exposure to growth-oriented stocks, which includes some of its best performing holdings over the past few years (e.g., Amazon, Meta Platforms, and PayPal Holdings), as growth-oriented stocks were broadly out of favor. Additionally, limited exposure to the Energy sector, which was by far the best performing sector for the period, detracted from returns.

Alternatively, allocations to biotechnology company Vertex Pharmaceuticals and global crop protection chemical company FMC Corporation were among the top contributors to returns. Looking at Vertex Pharmaceuticals, the company has done well in recent months primarily due to successful clinical trial readouts for two drugs. We believe this has driven increased confidence amongst investors that the company can use its innovation engine to develop drugs outside of its core Cystic Fibrosis franchise. With respect to FMC Corporation, stocks in the agriculture sector, including FMC, had a very strong year, driven in part by the events in Ukraine. Ukraine and Russia are large global suppliers of crops, particularly wheat, and also fertilizers. Declines in exports of these commodities had sharply driven up crop prices globally, which increases farmer profitability and allows them to spend more on inputs, like FMCs crop protection chemicals. In addition, FMC had been raising prices more aggressively to counter raw material and supply chain-related inflation, which has also helped support shares. Finally, FMC continues to gain market share and has a strong pipeline of new crop protection chemicals, supporting the longer-term growth profile of the business. Overall, we remain favorable on the agricultural sector as crop inventories remain tight, there is steady, stable demand, and low sensitivity to the broader economic cycle.

Looking ahead, we believe the Federal Reserve is likely to continue tightening monetary policy until inflation substantially cools, risking further downside volatility along the way. Our base case is now that the current decelerating economic trajectory will ultimately result in a recession over the short-to intermediate-term. In our view, markets have begun pricing in this result. As investors further discount the risks of an economic downturn, we will be preparing our shopping list. Waiting for an official all clear signal typically means missing out on the rebound, and historically, the best times to buy stocks occurs before a recession is over.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Russell 3000® Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Equity Series - Class S2	(17.78%)	10.82%	12.24%
Equity Series - Class W2,3	(17.00%)	11.63%	12.65%
Russell 3000® Index[4]	(16.52%)	9.87%	12.46%

The following graph compares the value of a $10,000 investment in the Equity Series - Class S for the ten years ended October 31, 2022 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2022, this net expense ratio was 1.05% for Class S and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.31% for Class S and 1.06% for Class W for the year ended October 31, 2022.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/22	ENDING ACCOUNT VALUE 10/31/22	EXPENSES PAID DURING PERIOD* 5/1/22 - 10/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$927.90	$5.10	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class W
Actual	$1,000.00	$932.40	$0.24	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Equity Series

Portfolio Composition as of October 31, 2022

(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

5

Equity Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 94.0%

Communication Services - 7.9%
Diversified Telecommunication Services - 0.7%
Radius Global Infrastructure, Inc. - Class A*	50,978	$476,644

Entertainment - 2.3%
Activision Blizzard, Inc.	6,878	500,718
Electronic Arts, Inc.	7,305	920,138
		1,420,856
Interactive Media & Services - 3.5%
Alphabet, Inc. - Class A*	15,700	1,483,807
Meta Platforms, Inc. - Class A	7,737	720,779
		2,204,586
Media - 1.4%
Charter Communications, Inc. - Class A*	2,366	869,789
Total Communication Services		4,971,875
Consumer Discretionary - 8.1%
Hotels, Restaurants & Leisure - 1.5%
Domino’s Pizza, Inc.	2,827	939,242
Internet & Direct Marketing Retail - 3.9%
Amazon.com, Inc.*	23,520	2,409,389
Multiline Retail - 2.1%
Dollar General Corp.	2,689	685,829
Dollar Tree, Inc.*	4,109	651,277
		1,337,106
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc. - Class B	4,225	391,573
Total Consumer Discretionary		5,077,310
Consumer Staples - 7.6%
Beverages - 4.5%
The Coca-Cola Co.	25,909	1,550,654
Constellation Brands, Inc. - Class A	5,317	1,313,724
		2,864,378
Food Products - 3.1%
Mondelez International, Inc. - Class A	31,680	1,947,686
Total Consumer Staples		4,812,064
Financials - 11.9%
Banks - 2.5%
East West Bancorp, Inc.	12,521	896,128
JPMorgan Chase & Co.	5,473	688,941
		1,585,069
Capital Markets - 7.6%
BlackRock, Inc.	1,594	1,029,580
Cboe Global Markets, Inc.	5,078	632,211
Intercontinental Exchange, Inc.	12,180	1,164,043
Moody’s Corp.	4,223	1,118,546
S&P Global, Inc.	2,455	788,669
		4,733,049
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance - 1.8%
The Progressive Corp.	8,837	$1,134,671
Total Financials		7,452,789
Health Care - 17.5%
Biotechnology - 2.9%
BioMarin Pharmaceutical, Inc.*	7,747	671,123
Seagen, Inc.*	3,685	468,584
Vertex Pharmaceuticals, Inc.*	2,300	717,600
		1,857,307
Health Care Equipment & Supplies - 5.1%
Align Technology, Inc.*	2,337	454,079
Boston Scientific Corp.*	16,762	722,610
Heska Corp.*	3,811	273,477
IDEXX Laboratories, Inc.*	2,766	994,875
Intuitive Surgical, Inc.*	3,185	785,007
		3,230,048
Health Care Providers & Services - 4.7%
CVS Health Corp.	7,108	673,128
Humana, Inc.	2,055	1,146,854
UnitedHealth Group, Inc.	2,005	1,113,076
		2,933,058
Life Sciences Tools & Services - 1.2%
Thermo Fisher Scientific, Inc.	1,481	761,190
Pharmaceuticals - 3.6%
Johnson & Johnson	11,348	1,974,211
Zoetis, Inc.	1,850	278,943
		2,253,154
Total Health Care		11,034,757
Industrials - 6.3%
Aerospace & Defense - 3.0%
L3Harris Technologies, Inc.	3,739	921,551
Northrop Grumman Corp.	1,785	979,983
		1,901,534
Commercial Services & Supplies - 0.7%
Copart, Inc.*	3,997	459,735
Professional Services - 1.3%
Insperity, Inc.	6,631	782,591
Road & Rail - 1.3%
Norfolk Southern Corp.	3,570	814,210
Total Industrials		3,958,070
Information Technology - 26.6%
Electronic Equipment, Instruments & Components - 1.5%
CDW Corp.	3,798	656,332
Cognex Corp.	6,564	303,454
		959,786
IT Services - 9.0%
Mastercard, Inc. - Class A	5,823	1,910,992

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
PayPal Holdings, Inc.*	12,360	$1,033,049
Snowflake, Inc. - Class A*	7,226	1,158,328
Visa, Inc. - Class A	7,576	1,569,444
		5,671,813
Semiconductors & Semiconductor Equipment - 2.7%
Applied Materials, Inc.	5,285	466,613
Micron Technology, Inc.	8,615	466,071
NVIDIA Corp.	3,650	492,641
Universal Display Corp.	2,800	266,616
		1,691,941
Software - 13.4%
Cadence Design Systems, Inc. *	5,559	841,577
DoubleVerify Holdings, Inc. *	31,065	908,030
Intuit, Inc.	1,545	660,487
Microsoft Corp.	12,111	2,811,326
Salesforce, Inc.*	10,979	1,785,076
ServiceNow, Inc.*	3,363	1,414,949
		8,421,445
Total Information Technology		16,744,985
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials - 3.9%
Chemicals - 3.3%
FMC Corp.	17,616	$2,094,542
Metals & Mining - 0.6%
Newmont Corp.	7,965	337,079
Total Materials		2,431,621
Real Estate - 3.2%
Equity Real Estate Investment Trusts (REITS) - 3.2%
Equinix, Inc.	1,473	834,366
SBA Communications Corp.	4,303	1,161,380
Total Real Estate		1,995,746
Utilities - 1.0%
Electric Utilities - 1.0%
Evergy, Inc.	10,346	632,451
TOTAL COMMON STOCKS
(Identified Cost $53,608,373)		59,111,668

SHORT-TERM INVESTMENT - 4.7%

Dreyfus Government Cash Management, Institutional Shares, 2.91%[1]
(Identified Cost $2,936,756)	2,936,756	2,936,756

TOTAL INVESTMENTS - 98.7%
(Identified Cost $56,545,129)		62,048,424
OTHER ASSETS, LESS LIABILITIES - 1.3%		806,999
NET ASSETS - 100%		$62,855,423

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Statement of Assets and Liabilities

October 31, 2022

ASSETS:

Investments, at value (identified cost $56,545,129) (Note 2)	$62,048,424
Receivable for securities sold	858,918
Dividends receivable	18,326
Receivable for fund shares sold	12,120
Prepaid expenses	13,678

TOTAL ASSETS	62,951,466

LIABILITIES:

Accrued management fees (Note 3)	15,827
Accrued fund accounting and administration fees (Note 3)	13,137
Accrued shareholder services fees (Class S) (Note 3)	12,987
Accrued transfer agent fees (Note 3)	9,039
Accrued Chief Compliance Officer service fees (Note 3)	2,750
Directors’ fees payable (Note 3)	227
Audit fees payable	22,638
Printing fees payable	6,767
Legal fees payable	5,665
Payable for fund shares repurchased	5,193
Other payables and accrued expenses	1,813

TOTAL LIABILITIES	96,043

TOTAL NET ASSETS	$62,855,423

NET ASSETS CONSIST OF:

Capital stock	$47,874
Additional paid-in-capital	50,059,764
Total distributable earnings (loss)	12,747,785

TOTAL NET ASSETS	$62,855,423

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($62,848,018/4,786,860 shares)	$13.13
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($7,405/553 shares)	$13.39

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Statement of Operations

For the Year Ended October 31, 2022

INVESTMENT INCOME:

Dividends	$651,221

EXPENSES:

Management fees (Note 3)	528,911
Shareholder services fees (Class S) (Note 3)	175,564
Fund accounting and administration fees (Note 3)	50,130
Directors’ fees (Note 3)	9,008
Chief Compliance Officer service fees (Note 3)	8,638
Custodian fees	4,097
Miscellaneous	146,046

Total Expenses	922,394
Less reduction of expenses (Note 3)	(184,878)

Net Expenses	737,516

NET INVESTMENT LOSS	(86,295)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on-
Investments	8,319,530
Litigation proceeds (Note 4)	64,812

8,384,342

Net change in unrealized appreciation (depreciation) on investments	(22,147,696)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(13,763,354)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,849,649)

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	10/31/22	10/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(86,295)	$(103,965)
Net realized gain (loss) on investments	8,384,342	12,646,377
Net change in unrealized appreciation (depreciation) on investments	(22,147,696)	12,101,122

Net increase (decrease) from operations	(13,849,649)	24,643,534

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(11,317,418)	(5,290,998)
Class W	(68,974)	(35,027)
Total distributions to shareholders	(11,386,392)	(5,326,025)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	8,924,566	(297,832)

Net increase (decrease) in net assets	(16,311,475)	19,019,677

NET ASSETS:

Beginning of year	79,166,898	60,147,221

End of year	$62,855,423	$79,166,898

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	10/31/22		10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.71		$14.32	$13.89	$14.28	$14.27
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)		(0.02)	0.01	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	(2.85)		5.67	1.81	1.86	1.07
Total from investment operations	(2.87)		5.65	1.82	1.88	1.05
Less distributions to shareholders:
From net investment income	—		(0.00)[2]	(0.03)	(0.01)	—
From net realized gain on investments	(2.71)		(1.26)	(1.36)	(2.26)	(1.04)
Total distributions to shareholders	(2.71)		(1.26)	(1.39)	(2.27)	(1.04)

Net asset value - End of year	$13.13		$18.71	$14.32	$13.89	$14.28
Net assets - End of year (000’s omitted)	$62,848		$78,687	$59,789	$63,701	$69,562
Total return[3]	(17.78%	)[4]	41.71%	14.00% [5]	16.88%	7.67%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.05%		1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	(0.13%	)	(0.15% )	0.04%	0.12%	(0.17% )
Series portfolio turnover	44%		35%	49%	48%	45%

*Effective March 1, 2017, Class A shares of the Series have been designated as Class S shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.26%		0.24%	0.26%	0.24%	0.17%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (17.84%).

5Includes litigation proceeds. Excluding this amount, the total return would have been 13.76%.

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Financial Highlights - Class W

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					3/1/19[1] TO
	10/31/22		10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$18.87		$14.42	$13.98	$12.53
Income (loss) from investment operations:
Net investment income[2]	0.13		0.14	0.14	0.09
Net realized and unrealized gain (loss) on investments	(2.90)		5.72	1.82	1.36
Total from investment operations	(2.77)		5.86	1.96	1.45
Less distributions to shareholders:
From net investment income	—		(0.15)	(0.16)	—
From net realized gain on investments	(2.71)		(1.26)	(1.36)	—
Total distributions to shareholders	(2.71)		(1.41)	(1.52)	—

Net asset value - End of period	$13.39		$18.87	$14.42	$13.98
Net assets - End of period (000’s omitted)	$7		$480	$358	$369
Total return[3]	(17.00%	)[4]	43.17%	15.15% [5]	11.57%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%		0.05%	0.05%	0.05%	[6]
Net investment income	0.83%		0.85%	1.03%	1.04%	[6]
Series portfolio turnover	44%		35%	49%	48%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

1.01%	0.99%	1.01%	1.00%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Includes litigation proceeds. Excluding this amount, the total return would have been (17.06%).

5Includes litigation proceeds. Excluding this amount, the total return would have been 14.99%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Series is authorized to issue two classes of shares (Class S and Class W). Each class of shares is substantially the same, except that Class S shares bear shareholder servicing fees.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 200 million have been designated as Equity Series Class S common stock and 100 million have been designated as Equity Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input

 13

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$4,971,875	$4,971,875	$—	$—
Consumer Discretionary	5,077,310	5,077,310	—	—
Consumer Staples	4,812,064	4,812,064	—	—
Financials	7,452,789	7,452,789	—	—
Health Care	11,034,757	11,034,757	—	—
Industrials	3,958,070	3,958,070	—	—
Information Technology	16,744,985	16,744,985	—	—
Materials	2,431,621	2,431,621	—	—
Real Estate	1,995,746	1,995,746	—	—
Utilities	632,451	632,451	—	—
Short-Term Investment	2,936,756	2,936,756	—	—
Total assets	$62,048,424	$62,048,424	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2021 or October 31, 2022.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

 14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2019 through October 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

 15

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and waived Class W management fees (collectively, “excluded expenses”), to 0.80% of the average daily net assets of the Class S shares and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $2,219 in management fees for Class W shares for the year ended October 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $181,893 and $766 for Class S and Class W shares, respectively, for the year ended October 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2022, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2023	2024	2025	TOTAL
Class S	$158,100	$173,456	$181,893	$513,449
Class W	872	1,047	766	2,685

Manning  & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $29,868,868 and $34,450,991, respectively. There were no purchases or sales of U.S. Government securities.

During the year ended October 31, 2022, the Series received proceeds from settlement of litigation, recovering a portion of investment losses previously realized by the Series. This amount is shown as litigation proceeds in the Statement of Operations.

 16

Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and Class W shares of Equity Series were:

CLASS S	FOR THE YEAR ENDED 10/31/22		FOR THE YEAR ENDED 10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	760,456	$11,008,143	265,725	$4,344,565
Reinvested	694,995	10,987,877	342,989	5,141,405
Repurchased	(873,224)	(12,728,327)	(578,372)	(9,788,118)
Total	582,227	$9,267,693	30,342	$(302,148)

CLASS W	FOR THE YEAR ENDED 10/31/22		FOR THE YEAR ENDED 10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	—	$—
Reinvested	4,314	68,974	2,339	35,027
Repurchased	(29,182)	(412,101)	(1,765)	(30,711)
Total	(24,868)	$(343,127)	574	$4,316

At October 31, 2022, the Advisor and its affiliates owned 14.2% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended October 31, 2022, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2022.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

 17

Equity Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales and utilization of tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2022, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $806,204 and decrease Total Distributable Earnings by $806,204. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/22	ENDED 10/31/21
Ordinary income	$3,470,329	$562,775
Long-term capital gains	7,916,063	4,763,250

At October 31, 2022, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$56,549,775
Unrealized appreciation	10,898,106
Unrealized depreciation	(5,399,457)
Net unrealized appreciation	$5,498,649
Undistributed long-term capital gains	$7,335,432
Qualified late-year losses[1]	$86,295

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending October 31, 2023.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 20, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $578,668 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 16.67%.

The Series designates $8,548,972 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2022.

 20

Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

 21

Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address any aberrational underperformance observed. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the

 22

Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

 23

Equity Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

 24

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Independent Directors[3]

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus
(biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

 25

Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors3 (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

 26

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	35
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates
Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Treasurer Services since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

 27

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/ Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1 Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund's Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund's By-Laws.

3 Ms. Margaret McLaughlin, who served as an Independent Director of the Fund as of October 31, 2022, resigned as of November 4, 2022.

 28

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 29

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2.  Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/22-AR

 30

www.manning-napier.com

Manning & Napier Fund, Inc.

Disciplined Value Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment Objective

To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying US equity securities. Using a systematic process with a focus on mid- to large-capitalization US companies, securities are selected based on factors such as free cash flow generation and earnings power, minimum dividend yield, dividend sustainability, and financial health.

Performance Commentary

Broad US equity markets posted double digit losses for the twelve-month period ending October 31, 2022. Large-cap stocks modestly outperformed small- and mid-cap stocks, while from a style perspective value stocks generally outperformed their growth counterparts.

The Disciplined Value Series Class S experienced negative returns during the year but outperformed its benchmark, the Russell 1000 Value Index, returning -3.4%% and -7.0%, respectively. This return profile is consistent with the strategy’s history of providing a level of downside risk management during adverse equity market environments, while generating absolute returns that may not quite keep pace with its benchmark during especially strong equity markets.

From a factor perspective, within the large capitalization value universe, those with larger market capitalizations outperformed smaller companies. This had a positive impact on performance given the large-to-mega capitalization nature of the strategy. The strategy’s focus on free cash flow generating, dividend paying stocks with sustainable dividend policies typically results in exposure to quality-oriented factors such as high return on equity (ROE), which offers a gauge of profit-generating efficiency. This profile was beneficial as our analysis indicates that among large capitalization value constituents, the highest ROE generating quartile provided greater downside protection than the lowest ROE quartile over the past year.

From a sector standpoint, a significant overweight to Consumer Staples, a common safe haven among sectors during volatile times, as well as an underweight to Communication Services, aided relative returns over the trailing twelve-month period. Specific companies owned within the Information Technology and Industrials sectors served as a source of outperformance as well. No exposure to Utilities, an underweight to Energy, the best performing sector and overweight to Information Technology were among the largest detractors to relative returns.

Within the Series, we pursue opportunities for shareholders through our disciplined screening process. Our goal is to generate stable income with the potential for capital growth. Importantly, this approach will continue to emphasize risk management as a critical component in managing the Series.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet and Morningstar. Analysis Manning & Napier. Commentary presented is relative to the Russell 1000® Value Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk and mid-cap risk. The Series invests primarily in dividend-paying equity securities, with a focus on mid- to large- cap companies. There is no assurance or guarantee that such companies will declare, continue to pay, or increase dividends. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies, as mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. In addition, because the Advisor manages the Series using a disciplined screening process, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

Morningstar, Inc. is a global investment research firm providing data, information, and analysis of stocks and mutual funds. ©2022 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

2

Disciplined Value Series

Performance Update as of October 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Disciplined Value Series - Class I2	(3.24%)	8.38%	10.66%
Disciplined Value Series - Class S2,3	(3.39%)	8.15%	10.40%
Disciplined Value Series - Class W2,3	(2.75%)	8.74%	10.85%
Disciplined Value Series - Class Z2,3	(3.12%)	8.47%	10.71%
Russell 1000® Value Index[4]	(7.00%)	7.21%	10.30%

The following graph compares the value of a $1,000,000 investment in the Disciplined Value Series - Class I for the ten years ended October 31, 2022 to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2022, this net expense ratio was 0.72% for Class S, 0.52% for Class I, 0.11% for Class W and 0.41% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.72% for Class S, 0.52% for Class I, 0.41% for Class W and 0.41% for Class Z for the year ended October 31, 2022.

3For periods through the inception of Class S on September 21, 2018 the performance is hypothetical and is based on the historical performance of Class I shares adjusted for Class S shares’ charges and expenses. For periods through March, 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class I shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class I shares, performance for the respective shares will be different only to the extent that the Class I shares have a higher expense ratio.

4The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/ benchmark-provisions.

3

Disciplined Value Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/22	ENDING ACCOUNT VALUE 10/31/22	EXPENSES PAID DURING PERIOD* 5/1/22 - 10/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$983.60	$3.60	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Class I
Actual	$1,000.00	$984.70	$2.60	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.65	0.52%
Class W
Actual	$1,000.00	$986.90	$0.50	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$985.50	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Disciplined Value Series

Portfolio Composition as of October 31, 2022

(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

5

Disciplined Value Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.3%

Communication Services - 2.2%
Media - 2.2%
Comcast Corp. - Class A	194,755	$6,181,524
Omnicom Group, Inc.	21,432	1,559,178
Paramount Global - Class B	41,916	767,901
Total Communication Services		8,508,603
Consumer Discretionary - 9.8%
Distributors - 0.6%
Genuine Parts Co.	14,022	2,493,953
Hotels, Restaurants & Leisure - 1.7%
McDonald's Corp.	23,944	6,528,571
Household Durables - 0.8%
Garmin Ltd.	17,608	1,550,209
Lennar Corp. - Class A	19,679	1,588,095
		3,138,304
Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	34,722	1,383,324
Multiline Retail - 0.8%
Target Corp.	18,413	3,024,335
Specialty Retail - 5.3%
Best Buy Co., Inc.	21,482	1,469,584
The Home Depot, Inc.	40,254	11,920,417
Ross Stores, Inc.	19,716	1,886,624
The TJX Companies, Inc.	53,230	3,837,883
Tractor Supply Co.	6,913	1,519,270
		20,633,778
Textiles, Apparel & Luxury Goods - 0.2%
VF Corp.	27,011	763,061
Total Consumer Discretionary		37,965,326
Consumer Staples - 14.1%
Food & Staples Retailing - 4.6%
The Kroger Co.	51,575	2,438,982
Walgreens Boots Alliance, Inc.	50,614	1,847,411
Walmart, Inc.	94,334	13,426,558
		17,712,951
Food Products - 5.5%
Archer-Daniels-Midland Co.	39,088	3,790,754
Bunge Ltd.	14,571	1,438,158
Campbell Soup Co.	32,424	1,715,554
Conagra Brands, Inc.	49,148	1,803,732
General Mills, Inc.	44,433	3,624,844
The J.M. Smucker Co.	11,510	1,734,096
Mondelez International, Inc. - Class A	80,661	4,959,038
Tyson Foods, Inc. - Class A	30,594	2,091,100
		21,157,276
Household Products - 4.0%
Colgate-Palmolive Co.	54,389	4,016,084
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products (continued)
The Procter & Gamble Co.	84,850	$11,426,749
		15,442,833
Total Consumer Staples		54,313,060
Energy - 8.3%
Oil, Gas & Consumable Fuels - 8.3%
Chevron Corp.	53,878	9,746,530
ConocoPhillips	49,047	6,184,336
Coterra Energy, Inc.	52,859	1,645,501
Devon Energy Corp.	36,148	2,796,048
Diamondback Energy, Inc.	11,799	1,853,741
EOG Resources, Inc.	26,433	3,608,633
Marathon Petroleum Corp.	28,282	3,213,401
Pioneer Natural Resources Co.	11,830	3,033,330
Total Energy		32,081,520
Financials - 10.5%
Banks - 7.2%
Citigroup, Inc.	113,051	5,184,519
Fifth Third Bancorp	61,146	2,182,301
JPMorgan Chase & Co.	104,574	13,163,775
KeyCorp.	65,833	1,176,436
Regions Financial Corp.	89,416	1,962,681
U.S. Bancorp	90,289	3,832,768
		27,502,480
Insurance - 3.3%
The Allstate Corp.	21,463	2,709,704
Chubb Ltd.	24,521	5,269,318
Cincinnati Financial Corp.	15,029	1,552,796
The Travelers Companies, Inc.	17,736	3,271,582
		12,803,400
Total Financials		40,305,880
Health Care - 15.9%
Biotechnology - 1.6%
Gilead Sciences, Inc.	76,321	5,988,146
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	56,100	5,550,534
Baxter International, Inc.	27,199	1,478,266
Medtronic plc	48,527	4,238,348
		11,267,148
Health Care Providers & Services - 0.5%
Quest Diagnostics, Inc.	12,703	1,824,786
Pharmaceuticals - 10.9%
Bristol-Myers Squibb Co.	98,716	7,647,528
Johnson & Johnson	83,441	14,516,231
Merck & Co., Inc.	107,793	10,908,652
Pfizer, Inc.	162,284	7,554,320

The accompanying notes are an integral part of the financial statements.

6

Disciplined Value Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Royalty Pharma plc - Class A	37,667	$1,594,067
		42,220,798
Total Health Care		61,300,878
Industrials - 21.8%
Aerospace & Defense - 5.2%
General Dynamics Corp.	18,440	4,606,312
L3Harris Technologies, Inc.	13,175	3,247,242
Lockheed Martin Corp.	14,086	6,855,375
Northrop Grumman Corp.	9,806	5,383,592
		20,092,521
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	14,671	1,433,650
United Parcel Service, Inc. - Class B	31,920	5,355,218
		6,788,868
Building Products - 1.3%
Johnson Controls International plc	49,717	2,875,631
Trane Technologies plc	13,204	2,107,755
		4,983,386
Commercial Services & Supplies - 1.9%
Republic Services, Inc.	22,939	3,042,170
Waste Management, Inc.	26,428	4,185,402
		7,227,572
Electrical Equipment - 2.0%
Eaton Corp. plc	27,017	4,054,441
Emerson Electric Co.	40,309	3,490,759
		7,545,200
Industrial Conglomerates - 3.0%
3M Co.	34,029	4,280,508
Honeywell International, Inc.	35,134	7,168,039
		11,448,547
Machinery - 4.3%
Caterpillar, Inc.	29,031	6,284,050
Cummins, Inc.	12,474	3,050,018
Illinois Tool Works, Inc.	20,250	4,323,983
Parker-Hannifin Corp	7,752	2,252,886
Stanley Black & Decker, Inc.	11,302	887,094
		16,798,031
Road & Rail - 2.3%
Norfolk Southern Corp.	12,124	2,765,121
Union Pacific Corp.	32,030	6,314,394
		9,079,515
Total Industrials		83,963,640
Information Technology - 12.3%
Communications Equipment - 2.9%
Cisco Systems, Inc.	179,645	8,161,273
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Communications Equipment (continued)
Motorola Solutions, Inc.	12,544	$3,132,362
		11,293,635
Electronic Equipment, Instruments & Components - 0.6%
TE Connectivity Ltd. (Switzerland)	18,623	2,276,289
IT Services - 1.9%
Automatic Data Processing, Inc.	22,557	5,452,027
Broadridge Financial Solutions, Inc.	11,263	1,690,126
		7,142,153
Semiconductors & Semiconductor Equipment - 6.5%
Analog Devices, Inc.	33,026	4,710,168
Intel Corp.	200,241	5,692,851
Microchip Technology, Inc.	32,439	2,002,784
QUALCOMM, Inc.	55,754	6,560,016
Skyworks Solutions, Inc.	11,306	972,429
Texas Instruments, Inc.	32,663	5,246,658
		25,184,906
Technology Hardware, Storage & Peripherals - 0.4%
NetApp, Inc.	23,334	1,616,346
Total Information Technology		47,513,329
Materials - 4.4%
Chemicals - 2.4%
Dow, Inc.	37,341	1,745,318
Eastman Chemical Co.	14,188	1,089,780
FMC Corp.	12,689	1,508,722
International Flavors & Fragrances, Inc.	20,647	2,015,354
LyondellBasell Industries N.V. - Class A	19,161	1,464,859
PPG Industries, Inc.	13,780	1,573,400
		9,397,433
Containers & Packaging - 0.3%
Packaging Corp. of America	9,743	1,171,206
Metals & Mining - 1.7%
Newmont Corp.	51,327	2,172,159
Nucor Corp.	19,157	2,516,847
Steel Dynamics, Inc.	19,760	1,858,428
		6,547,434
Total Materials		17,116,073
TOTAL COMMON STOCKS
(Identified Cost $364,168,674)		383,068,309

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 0.6%

Dreyfus Government Cash Management, Institutional Shares, 2.91%[1]
(Identified Cost $2,360,545)	2,360,545	$2,360,545

TOTAL INVESTMENTS - 99.9%
(Identified Cost $366,529,219)		385,428,854

OTHER ASSETS, LESS LIABILITIES - 0.1%		564,489
NET ASSETS - 100%		$385,993,343

1Rate shown is the current yield as of October 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2022

ASSETS:

Investments, at value (identified cost $366,529,219) (Note 2)	$385,428,854
Receivable for fund shares sold	760,885
Dividends receivable	322,084
Prepaid expenses	20,022

TOTAL ASSETS	386,531,845

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	48,605
Accrued management fees (Note 3)	41,784
Accrued fund accounting and administration fees (Note 3)	22,848
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	12,882
Directors’ fees payable (Note 3)	4,409
Accrued Chief Compliance Officer service fees (Note 3)	2,750
Payable for fund shares repurchased	334,594
Other payables and accrued expenses	70,630

TOTAL LIABILITIES	538,502

TOTAL NET ASSETS	$385,993,343

NET ASSETS CONSIST OF:

Capital stock	$460,591
Additional paid-in-capital	335,576,826
Total distributable earnings (loss)	49,955,926

TOTAL NET ASSETS	$385,993,343

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($64,322,753/7,813,541 shares)	$8.23

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($86,444,073/9,909,768 shares)	$8.72

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($211,177,568/25,579,086 shares)	$8.26

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($24,048,949/2,756,669 shares)	$8.72

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2022

INVESTMENT INCOME:

Dividends	$11,086,511

EXPENSES:

Management fees (Note 3)	1,238,923
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	168,952
Sub-transfer agent fees (Note 3)	146,573
Fund accounting and administration fees (Note 3)	91,365
Directors’ fees (Note 3)	56,519
Chief Compliance Officer service fees (Note 3)	8,638
Custodian fees	14,977
Miscellaneous	262,707

Total Expenses	1,988,654
Less reduction of expenses (Note 3)	(682,447)

Net Expenses	1,306,207

NET INVESTMENT INCOME	9,780,304

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	30,930,460

Net change in unrealized appreciation (depreciation) on investments	(53,030,170)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(22,099,710)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,319,406)

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$9,780,304	$9,516,146
Net realized gain (loss) on investments	30,930,460	50,039,992
Net change in unrealized appreciation (depreciation) on investments	(53,030,170)	67,922,789

Net increase (decrease) from operations	(12,319,406)	127,478,927

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class S	(4,768,541)	(1,023,993)
Class I	(7,576,710)	(2,147,000)
Class W	(18,708,063)	(4,365,225)
Class Z	(1,675,271)	(329,345)

Total distributions to shareholders	(32,728,585)	(7,865,563)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(20,035,768)	15,149,788

Net increase (decrease) in net assets	(65,083,759)	134,763,152

NET ASSETS:

Beginning of year	451,077,102	316,313,950

End of year	$385,993,343	$451,077,102

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.17	$6.78	$7.67	$8.77	$11.42
Income (loss) from investment operations:
Net investment income[1]	0.17	0.15	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.45)	2.36	(0.68)	0.54	0.72
Total from investment operations	(0.28)	2.51	(0.52)	0.70	0.88
Less distributions to shareholders:
From net investment income	(0.14)	(0.12)	(0.14)	(0.19)	(0.27)
From net realized gain on investments	(0.52)	—	(0.23)	(1.61)	(3.26)
Total distributions to shareholders	(0.66)	(0.12)	(0.37)	(1.80)	(3.53)

Net asset value - End of year	$8.23	$9.17	$6.78	$7.67	$8.77
Net assets - End of year (000’s omitted)	$64,323	$72,925	$64,205	$83,332	$72,088
Total return[2]	(3.39% )	37.17%	(7.09% )	11.11%	8.14%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.72%	0.72%	0.76%	0.82%	0.85%
Net investment income	1.98%	1.74%	2.26%	2.14%	1.71%
Series portfolio turnover	31%	55%	29%	35%	96%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	N/A	0.04%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20[1]	10/31/19[1]	10/31/18[1]
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.68	$7.15	$8.07	$8.31	$9.58
Income (loss) from investment operations:
Net investment income[2]	0.19	0.17	0.18	0.19	0.17
Net realized and unrealized gain (loss) on investments	(0.48)	2.49	(0.71)	0.61	0.59
Total from investment operations	(0.29)	2.66	(0.53)	0.80	0.76
Less distributions to shareholders:
From net investment income	(0.15)	(0.13)	(0.16)	(0.12)	(0.17)
From net realized gain on investments	(0.52)	—	(0.23)	(0.92)	(1.86)
Total distributions to shareholders	(0.67)	(0.13)	(0.39)	(1.04)	(2.03)

Net asset value - End of year	$8.72	$9.68	$7.15	$8.07	$8.31
Net assets - End of year (000’s omitted)	$86,444	$109,845	$120,221	$137,296	$88,864
Total return[3]	(3.24% )	37.44%	(6.89% )	11.44%	8.35%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.52%	0.54%	0.55%	0.58%	0.60%
Net investment income	2.16%	1.93%	2.45%	2.38%	2.05%
Series portfolio turnover	31%	55%	29%	35%	96%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	N/A	0.04%

1Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.

2Calculated based on average shares outstanding during the years.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				3/1/19[1] TO
	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.20	$6.80	$7.69	$7.36
Income (loss) from investment operations:
Net investment income[2]	0.22	0.20	0.20	0.13
Net realized and unrealized gain (loss) on investments	(0.45)	2.37	(0.68)	0.35
Total from investment operations	(0.23)	2.57	(0.48)	0.48
Less distributions to shareholders:
From net investment income	(0.19)	(0.17)	(0.18)	(0.15)
From net realized gain on investments	(0.52)	—	(0.23)	—
Total distributions to shareholders	(0.71)	(0.17)	(0.41)	(0.15)

Net asset value - End of period	$8.26	$9.20	$6.80	$7.69
Net assets - End of period (000’s omitted)	$211,178	$244,197	$116,106	$76,322
Total return[3]	(2.75% )	37.98%	(6.45% )	6.58%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.11%	0.11%	0.14% [4]	0.15%	[5]
Net investment income	2.58%	2.31%	2.84%	2.63%	[5]
Series portfolio turnover	31%	55%	29%	35%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.30%	0.30%	0.30%	0.32%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				3/1/19[1] TO
	10/31/22	10/31/21	10/31/20[2]	10/31/19[2]

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.68	$7.15	$8.07	$7.67
Income (loss) from investment operations:
Net investment income[3]	0.20	0.19	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.48)	2.48	(0.72)	0.36
Total from investment operations	(0.28)	2.67	(0.53)	0.48
Less distributions to shareholders:
From net investment income	(0.16)	(0.14)	(0.16)	(0.08)
From net realized gain on investments	(0.52)	—	(0.23)	—
Total distributions to shareholders	(0.68)	(0.14)	(0.39)	(0.08)

Net asset value - End of period	$8.72	$9.68	$7.15	$8.07
Net assets - End of period (000’s omitted)	$24,049	$24,111	$15,781	$18,454
Total return[4]	(3.12% )	37.61%	(6.77% )	6.31%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.41%	0.41%	0.45% [5]	0.45%	[6]
Net investment income	2.27%	2.04%	2.55%	2.35%	[6]
Series portfolio turnover	31%	55%	29%	35%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	0.02%	[6]

1Commencement of operations.

2Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.

3Calculated based on average shares outstanding during the periods.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by 0.01%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Disciplined Value Series Class I common stock, Disciplined Value Series Class S common stock, Disciplined Value Series Class W common stock, and Disciplined Value Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2

 16

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$8,508,603	$8,508,603	$—	$—
Consumer Discretionary	37,965,326	37,965,326	—	—
Consumer Staples	54,313,060	54,313,060	—	—
Energy	32,081,520	32,081,520	—	—
Financials	40,305,880	40,305,880	—	—
Health Care	61,300,878	61,300,878	—	—
Industrials	83,963,640	83,963,640	—	—
Information Technology	47,513,329	47,513,329	—	—
Materials	17,116,073	17,116,073	—	—
Short-Term Investment	2,360,545	2,360,545	—	—
Total assets	$385,428,854	$385,428,854	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2021 or October 31, 2022.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring

 17

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2019 through October 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not

 18

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

to exceed 0.15% of the average daily net assets of the Class S and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.60% of the average daily net assets of the Class I and Class S shares, 0.45% of the average daily net assets of the Class Z shares, and 0.15% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $682,447 in management fees for Class W shares for the year ended October 31, 2022.

As of October 31, 2022, there are no expenses eligible to be recouped by the Advisor.

Manning  & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $126,584,913 and $167,697,265, respectively. There were no purchases or sales of U.S. Government securities.

 19

Disciplined Value Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W, and Class Z shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED 10/31/22		FOR THE YEAR ENDED 10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,173,078	$18,266,560	942,202	$7,928,247
Reinvested	513,496	4,436,574	116,544	961,216
Repurchased	(2,824,845)	(24,015,926)	(2,570,637)	(21,699,915)
Total	(138,271)	$(1,312,792)	(1,511,891)	$(12,810,452)

CLASS I	FOR THE YEAR ENDED 10/31/22		FOR THE YEAR ENDED 10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,741,033	$15,533,754	4,444,943	$39,546,365
Reinvested	805,662	7,372,071	223,309	1,948,391
Repurchased	(3,987,767)	(35,946,984)	(10,124,275)	(92,339,227)
Total	(1,441,072)	$(13,041,159)	(5,456,023)	$(50,844,471)

CLASS W	FOR THE YEAR ENDED 10/31/22		FOR THE YEAR ENDED 10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,720,313	$14,488,463	13,896,176	$113,166,084
Reinvested	2,103,608	18,156,087	482,943	4,070,632
Repurchased	(4,794,298)	(40,542,102)	(4,906,776)	(41,077,202)
Total	(970,377)	$(7,897,552)	9,472,343	$76,159,514

CLASS Z	FOR THE YEAR ENDED 10/31/22		FOR THE YEAR ENDED 10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	483,905	$4,226,316	528,456	$4,885,934
Reinvested	183,474	1,675,271	37,313	329,345
Repurchased	(401,665)	(3,685,852)	(280,879)	(2,570,082)
Total	265,714	$2,215,735	284,890	$2,645,197

At October 31, 2022, the Advisor and its affiliates owned 0.3% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended October 31, 2022, the Series did not borrow under the line of credit.

 20

Disciplined Value Series

Notes to Financial Statements (continued)

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2022.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and utilization of tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2022, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $3,735,038 and decrease Total Distributable Earnings by $3,735,038. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21
Ordinary income	$8,085,735	$7,865,563
Long-term capital gains	24,642,850	—

At October 31, 2022, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$367,559,545
Unrealized appreciation	48,735,553
Unrealized depreciation	(30,866,244)
Net unrealized appreciation	$17,869,309
Undistributed ordinary income	$5,525,950
Undistributed long-term capital gains	$26,560,667

9.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 21

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Disciplined Value Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 20, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 22

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $8,085,735 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 97.95%.

The Series designates $31,139,737 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2022.

 23

Disciplined Value Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

 24

Disciplined Value Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address any aberrational underperformance observed. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the

 25

Disciplined Value Series

Renewal of Investment Advisory Agreement

(unaudited)

Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

 26

Disciplined Value Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

 27

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors3

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

28

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors3 (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

29

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	35
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) – Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) – Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates
Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Treasurer Services since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) – Henderson Global Investors N.A., Inc.

30

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/ Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund's Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund's By-Laws.

3Ms. Margaret McLaughlin, who served as an Independent Director of the Fund as of October 31, 2022, resigned as of November 4, 2022.

31

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32

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33

Disciplined Value Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/22-AR

34

www.manning-napier.com

Manning & Napier Fund, Inc.

Overseas Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Broad international equity markets posted negative double digit returns for the twelve-month period ending October 31, 2022. During the period, larger-cap stocks generally outperformed smaller-cap stocks and value outperformed growth. In terms of sectors, Energy and Utilities experienced the highest returns while areas such as Information Technology and Consumer Discretionary broadly lagged. On a regional basis, developed markets notably outperformed emerging markets.

The Overseas Series Class S delivered negative returns and underperformed its benchmark, the MSCI ACWI ex USA Index, returning -31.97% and -24.73%, respectively.

Underperformance was primarily driven by stock selection, particularly within the Communication Services and Information Technology sectors. Notable detractors included Southeast Asian internet company Sea Limited and IT Services company Atos. With respect to Sea Limited, the business was a large beneficiary during the global pandemic, adding nearly 330 million users between 2Q20 and 3Q21, however, with the re-opening, people have spent less time behind their screens and nearly a third of gamers brought in during the period have since left. While we continue to view Sea as a highly strategic asset and believe it remains a very good profile company, we felt it was prudent to decrease exposure in the third quarter given the above information, as well as the fact that we expect growth to slow in the future. In terms of Atos, the stock was down after a disappointing capital markets day event and the company announced that the CEO, who started in January, was resigning due to disagreements with the board on strategic direction. While long-term guidance was in line with our model, the company continued to struggle with taking definitive strategic action to realize the considerable latent value we saw. Following conversations with the chairman of the board, we ultimately decided to exit the position early in the third quarter due to additional uncertainty regarding the direction of the company and considerable further downside risk.

In contrast, a higher than typical allocation to cash benefitted returns, as well as allocations to companies such as Kimberly-Clark de Mexico and Grupo Aeroportuario del Centro Norte (part of our Mexican Airports Basket). Looking closer at Kimberly Clark de Mexico, the company has experienced strong revenue growth primarily due to the large price increases implemented over the past year. With respect to Aeroportuario del Centro Norte, we had purchased a basket of three Mexican airports given our belief that they would benefit from a rebound in air travel volumes and that they displayed the following Profile characteristics: Monopolistic – new airports rarely, if ever, built in existing airport’s catchment area; high growth; and their investor friendly regulatory scheme – fees Mexican airports allowed to charge airlines automatically adjusted for inflation and rents charged to tenants (e.g., restaurants, stores, etc.) are typically structured as a percentage of tenant’s sales (helping insulate them from negative impacts of inflation). Over the past year, we’ve largely seen Mexican airports benefit from increased travel volumes, which have rebounded faster in Mexico than in most other geographies in part due to avoidance of operational disruptions seen in some European and US airports.

Looking ahead, we believe global monetary policy is likely to continue tightening until inflation substantially cools, risking further downside volatility along the way. Our base case is now that the current decelerating economic trajectory will ultimately result in a recession over the short-to intermediate-term. In our view, markets have begun pricing in this result. As investors further discount the risks of an economic downturn, we will be preparing our shopping list. Waiting for an official all clear signal typically means missing out on the rebound, and historically, the best times to buy stocks occurs before a recession is over.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & napier. Commentary presented is relative to the MSCI ACWI ex USA Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Overseas Series - Class S2,3	(31.97%)	1.31%	3.60%
Overseas Series - Class I2	(31.77%)	1.61%	3.90%
Overseas Series - Class W2,4	(31.29%)	2.13%	4.17%
Overseas Series - Class Z2,5	(31.72%)	1.70%	3.95%
MSCI ACWI ex USA Index[6]	(24.73%)	(0.60%)	3.27%

The following graph compares the value of a $1,000,000 investment in the Overseas Series - Class I for the ten years ended October 31, 2022 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2022, this net expense ratio was 1.05% for Class S, 0.75% for Class I, 0.05% for Class W and 0.65% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S, 0.77% for Class I, 0.70% for Class W and 0.70% for Class Z for the year ended October 31, 2022.

3For periods through September 21, 2018 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5For periods through May 1, 2018 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class I shares. Because the Class Z shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

6The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index data referenced herein is the property of MSCI, its affiliates (“MSCI”) and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/22	ENDING ACCOUNT VALUE 10/31/22	EXPENSES PAID DURING PERIOD* 5/1/22 - 10/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$842.70	$4.88	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000.00	$843.90	$3.49	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class W
Actual	$1,000.00	$846.90	$0.23	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%
Class Z
Actual	$1,000.00	$844.20	$3.02	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

* Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Overseas Series

Portfolio Composition as of October 31, 2022

(unaudited)

Country Allocation[1,2]
1As a percentage of net assets. [2]Allocations are based on country of risk. [3]Miscellaneous Singapore 0.8% South Korea 0.7%

Sector Allocation[4]
4As a percentage of net assets.

5

Overseas Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 93.2%

Communication Services - 6.6%
Diversified Telecommunication Services - 1.2%
Cellnex Telecom S.A. - ADR (Spain)	399,688	$6,566,874
Entertainment - 1.9%
Sea Ltd. - ADR (Singapore)*	92,248	4,582,881
Ubisoft Entertainment S.A. (France)*	208,631	5,723,981
		10,306,862
Interactive Media & Services - 3.5%
Auto Trader Group plc (United Kingdom)[1]	2,256,070	13,504,344
Tencent Holdings Ltd. (China)	211,700	5,562,797
		19,067,141
Total Communication Services		35,940,877
Consumer Discretionary - 8.0%
Hotels, Restaurants & Leisure - 1.2%
Restaurant Brands International, Inc.
(Canada)	112,360	6,671,937
Household Durables - 2.3%
Nikon Corp. (Japan)	472,500	4,569,611
Sony Group Corp. (Japan)	114,100	7,694,295
		12,263,906
Internet & Direct Marketing Retail - 1.8%
MercadoLibre, Inc. (Brazil)*	10,949	9,871,837
Textiles, Apparel & Luxury Goods - 2.7%
adidas AG (Germany)	96,275	9,397,896
lululemon athletica, Inc. (United States)*	16,526	5,437,715
		14,835,611
Total Consumer Discretionary		43,643,291
Consumer Staples - 19.0%
Beverages - 4.5%
Diageo plc (United Kingdom)	327,155	13,463,251
Heineken N.V. (Netherlands)	134,540	11,238,699
		24,701,950
Food Products - 6.0%
Danone S.A. (France)	110,117	5,472,762
Kerry Group plc - Class A (Ireland)	85,980	7,467,785
Nestle S.A. (United States)	178,301	19,409,633
		32,350,180
Household Products - 2.6%
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	8,948,800	14,100,921
Personal Products - 5.9%
Beiersdorf AG (Germany)	148,757	14,279,960
L'Oreal S.A. (France)	9,325	2,928,091
Unilever plc - ADR (United Kingdom)	323,806	14,736,411
		31,944,462
Total Consumer Staples		103,097,513
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials - 14.3%
Banks - 6.0%
The Bank of N.T. Butterfield & Son Ltd.
(Bermuda)	173,400	$5,989,236
FinecoBank Banca Fineco S.p.A. (Italy)	1,297,390	17,483,105
HDFC Bank Ltd. - ADR (India)	144,585	9,009,091
		32,481,432
Capital Markets - 5.9%
Allfunds Group plc (United Kingdom)	693,294	4,359,977
Avanza Bank Holding AB (Sweden)	491,882	9,811,587
Deutsche Boerse AG (Germany)	69,071	11,232,310
Intermediate Capital Group plc (United Kingdom)	555,550	6,764,806
		32,168,680
Insurance - 2.4%
Admiral Group plc (United Kingdom)	576,759	13,337,928
Total Financials		77,988,040
Health Care - 13.4%
Health Care Equipment & Supplies - 8.7%
Alcon, Inc. (Switzerland)	272,485	16,534,390
Getinge AB - Class B (Sweden)	615,399	12,488,282
Medtronic plc (United States)	209,904	18,333,015
		47,355,687
Pharmaceuticals - 4.7%
Dechra Pharmaceuticals plc (United Kingdom)	225,103	6,767,106
Novartis AG - ADR (Switzerland)	233,723	18,961,947
		25,729,053
Total Health Care		73,084,740
Industrials - 15.6%
Aerospace & Defense - 3.7%
Airbus SE (France)	72,651	7,861,113
BAE Systems plc (United Kingdom)	1,280,351	11,975,853
		19,836,966
Airlines - 1.6%
Controladora Vuela Cia de Aviacion
S.A.B. de C.V. - ADR (Mexico)*	451,473	3,783,344
Ryanair Holdings plc - ADR (Ireland)*	70,116	4,830,291
		8,613,635
Building Products - 1.7%
Assa Abloy AB - Class B (Sweden)	461,442	9,317,474
Commercial Services & Supplies - 1.9%
Cleanaway Waste Management Ltd.
(Australia)	5,975,994	10,336,864
Machinery - 1.4%
Rotork plc (United Kingdom)	2,575,749	7,549,726
Road & Rail - 1.6%
Canadian National Railway Co. (Canada)	70,948	8,403,081

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors - 2.4%
Brenntag SE (Germany)	128,394	$7,790,480
IMCD N.V. (Netherlands)	42,007	5,448,075
		13,238,555
Transportation Infrastructure - 1.3%
Grupo Aeroportuario del Centro Norte
S.A.B. de C.V. (Mexico)	315,900	2,519,164
Grupo Aeroportuario del Pacifico S.A.B.
de C.V. - ADR (Mexico)	14,965	2,320,473
Grupo Aeroportuario del Sureste S.A.B.
de C.V. - ADR (Mexico)	10,476	2,445,308
		7,284,945
Total Industrials		84,581,246
Information Technology - 11.4%
Electronic Equipment, Instruments & Components - 3.5%
Keyence Corp. (Japan)	28,400	10,708,655
Softwareone Holding AG (Germany)	712,107	8,014,211
		18,722,866
IT Services - 3.2%
Adyen N.V. (Netherlands)*1	8,462	12,080,347
Keywords Studios plc (Ireland)	91,845	2,539,799
StoneCo Ltd. - Class A (Brazil)*	262,915	2,760,607
		17,380,753
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment - 3.2%
SK Hynix, Inc. (South Korea)	63,143	$3,655,446
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	161,097	9,915,520
Tokyo Electron Ltd. (Japan)	14,900	3,920,140
		17,491,106
Software - 1.5%
Atlassian Corp. - Class A (United States)*	40,484	8,207,321
Total Information Technology		61,802,046
Materials - 4.9%
Chemicals - 4.5%
Air Liquide S.A. (France)	115,728	15,138,816
Linde plc (United Kingdom)	30,406	9,041,224
		24,180,040
Metals & Mining - 0.4%
Barrick Gold Corp. (Canada)	149,641	2,249,104
Total Materials		26,429,144
TOTAL COMMON STOCKS
(Identified Cost $614,630,590)		506,566,897

SHORT-TERM INVESTMENT - 6.7%

Dreyfus Government Cash Management,
Institutional Shares, 2.91%[2]
(Identified Cost $36,608,285)	36,608,285	36,608,285

TOTAL INVESTMENTS - 99.9%
(Identified Cost $651,238,875)		543,175,182
OTHER ASSETS, LESS LIABILITIES - 0.1%		694,634
NET ASSETS - 100%		$543,869,816

ADR - American Depositary Receipt

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $25,584,691, which represented 4.7% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2022.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following country:

United Kingdom - 18.7%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Statement of Assets and Liabilities
October 31, 2022

ASSETS:

Investments, at value (identified cost $651,238,875) (Note 2)	$543,175,182
Foreign currency, at value (identified cost $41,327)	35,296
Receivable for securities sold	5,915,991
Foreign tax reclaims receivable	2,990,017
Dividends receivable	456,284
Receivable for fund shares sold	159,944
Prepaid expenses	34,057

TOTAL ASSETS	552,766,771

LIABILITIES:

Due to custodian	68,608
Accrued management fees (Note 3)	135,169
Accrued sub-transfer agent fees (Note 3)	96,769
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	30,505
Accrued fund accounting and administration fees (Note 3)	29,564
Directors’ fees payable (Note 3)	6,156
Accrued Chief Compliance Officer service fees (Note 3)	2,750
Payable for securities purchased	8,278,950
Payable for fund shares repurchased	135,838
Other payables and accrued expenses	112,646

TOTAL LIABILITIES	8,896,955

TOTAL NET ASSETS	$543,869,816

NET ASSETS CONSIST OF:

Capital stock	$217,365
Additional paid-in-capital	1,036,283,675
Total distributable earnings (loss)	(492,631,224)

TOTAL NET ASSETS	$543,869,816

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($147,439,342/5,919,121 shares)	$24.91

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($85,186,943/3,418,380 shares)	$24.92

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($230,787,664/9,176,249 shares)	$25.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($80,455,867/3,222,788 shares)	$24.96

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Statement of Operations

For the Year Ended October 31, 2022

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,554,184)	$12,532,593

EXPENSES:

Management fees (Note 3)	3,919,592
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	452,347
Sub-transfer agent fees (Note 3)	322,009
Fund accounting and administration fees (Note 3)	120,626
Directors’ fees (Note 3)	88,173
Chief Compliance Officer service fees (Note 3)	8,638
Custodian fees	62,699
Miscellaneous	398,555

Total Expenses	5,372,639
Less reduction of expenses (Note 3)	(1,950,907)

Net Expenses	3,421,732

NET INVESTMENT INCOME	9,110,861

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	3,714,375
Litigation proceeds (Note 4)	2,472,236
Foreign currency and translation of other assets and liabilities	(462,163)

5,724,448
Net change in unrealized appreciation (depreciation) on-
Investments	(266,152,946)
Foreign currency and translation of other assets and liabilities	(351,509)

(266,504,455)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(260,780,007)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(251,669,146)

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$9,110,861	$7,720,606
Net realized gain (loss) on investments and foreign currency	5,724,448	85,937,999
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(266,504,455)	124,248,349

Net increase (decrease) from operations	(251,669,146)	217,906,954

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(3,088,719)	(1,272,258)
Class I	(2,089,931)	(729,781)
Class W	(7,823,713)	(4,436,340)
Class Z	(2,171,060)	(861,730)
Total distributions to shareholders	(15,173,423)	(7,300,109)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	19,439,169	(2,282,508)

Net increase (decrease) in net assets	(247,403,400)	208,324,337

NET ASSETS:

Beginning of year	791,273,216	582,948,879

End of year	$543,869,816	$791,273,216

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Financial Highlights - Class S

	FOR THE YEAR ENDED						FOR THE
							PERIOD
							9/21/18[1] TO
	10/31/22		10/31/21	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$37.19		$27.36	$24.14		$22.17	$24.72
Income (loss) from investment operations:
Net investment income[2]	0.26		0.18	0.19		0.35	0.01
Net realized and unrealized gain (loss) on investments	(12.02)		9.83	3.34	[3]	1.81	(2.56)
Total from investment operations	(11.76)		10.01	3.53		2.16	(2.55)
Less distributions to shareholders:
From net investment income	(0.52)		(0.18)	(0.31)		(0.19)	—
Net asset value - End of period	$24.91		$37.19	$27.36		$24.14	$22.17
Net assets - End of period (000’s omitted)	$147,439		$222,471	$190,201		$272,760	$500,950
Total return[4]	(32.00%	)[5]	36.72%	14.70%	[3]	9.88%	(10.32%	)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%		1.05%	1.05%		1.05%	1.05%	[6]
Net investment income	0.87%		0.53%	0.77%		1.55%	0.38%	[6]
Series portfolio turnover	40%		47%	66%		43%	34%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.04%	0.03%	0.06%	0.04%	0.06%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.39. Excluding the proceeds from the settlement, the total return would have been 10.21%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been (32.32%).

6Annualized.

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/22		10/31/21		10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout
each year):
Net asset value - Beginning of year	$37.24		$27.39		$24.22		$22.18	$24.73
Income (loss) from investment operations:
Net investment income[1]	0.35		0.28		0.27		0.42	0.41
Net realized and unrealized gain (loss) on investments	(12.02)		9.85		3.34	[2]	1.81	(2.51)
Total from investment operations	(11.67)		10.13		3.61		2.23	(2.10)
Less distributions to shareholders:
From net investment income	(0.65)		(0.28)		(0.44)		(0.19)	(0.45)
Net asset value - End of year	$24.92		$37.24		$27.39		$24.22	$22.18
Net assets - End of year (000’s omitted)	$85,187		$117,732		$52,357		$74,325	$140,653
Total return[3]	(31.79%	)[4]	37.16%		15.02%	[2]	10.18%	(8.69% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	[5]	0.75%	[5]	0.75%		0.75%	0.75%
Net investment income	1.16%		0.81%		1.10%		1.86%	1.62%
Series portfolio turnover	40%		47%		66%		43%	34%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.02%	N/A	0.04%	0.05%	0.02%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.60. Excluding the proceeds from the settlement, the total return would have been 10.57%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (32.10%).

5Includes recoupment of past waived and/or reimbursed fees with no impact to the expense ratio.

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights - Class W

	FOR THE YEAR ENDED					FOR THE
						PERIOD
						3/1/19[1] TO
	10/31/22		10/31/21	10/31/20		10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$37.57		$27.59	$24.31		$22.95
Income (loss) from investment operations:
Net investment income[2]	0.57		0.53	0.45		0.35
Net realized and unrealized gain (loss) on investments	(12.10)		9.91	3.36	[3]	1.01
Total from investment operations	(11.53)		10.44	3.81		1.36
Less distributions to shareholders:
From net investment income	(0.89)		(0.46)	(0.53)		—
Net asset value - End of period	$25.15		$37.57	$27.59		$24.31
Net assets - End of period (000’s omitted)	$230,788		$331,922	$267,777		$107,192
Total return[4]	(31.31%	)[5]	38.13%	15.80%	[3]	5.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%		0.05%	0.05%		0.05%	[6]
Net investment income	1.87%		1.51%	1.78%		2.23%	[6]
Series portfolio turnover	40%		47%	66%		43%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.65%	0.64%	0.66%	0.67%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.35. Excluding the proceeds from the settlement, the total return would have been 11.44%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been (31.61%).

6Annualized.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED						FOR THE
							PERIOD
							5/1/18[1] TO
	10/31/22		10/31/21	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$37.29		$27.41	$24.24		$22.19	$24.85
Income (loss) from investment operations:
Net investment income[2]	0.38		0.33	0.29		0.44	0.13
Net realized and unrealized gain (loss) on investments	(12.04)		9.85	3.34	[3]	1.82	(2.79)
Total from investment operations	(11.66)		10.18	3.63		2.26	(2.66)
Less distributions to shareholders:
From net investment income	(0.67)		(0.30)	(0.46)		(0.21)	—
Net asset value - End of period	$24.96		$37.29	$27.41		$24.24	$22.19
Net assets - End of period (000’s omitted)	$80,456		$119,148	$72,614		$50,566	$104,538
Total return[4]	(31.75%	)[5]	37.31%	15.11%	[3]	10.36%	(10.71%	)

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%		0.65%	0.65%		0.65%	0.65%	[6]
Net investment income	1.27%		0.94%	1.14%		1.95%	1.04%	[6]
Series portfolio turnover	40%		47%	66%		43%	34%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.05%	0.04%	0.06%	0.07%	0.09%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.34. Excluding the proceeds from the settlement, the total return would have been 11.91%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been (32.05%).

6Annualized.

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Series is authorized to issue four classes of shares (Class I, S, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 200 million have been designated as Overseas Series Class I common stock, 400 million have been designated as Overseas Series Class S common stock, 75 million have been designated as Overseas Series Class W common stock and 100 million have been designated as Overseas Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities

15

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$35,940,877	$11,149,755	$24,791,122	$—
Consumer Discretionary	43,643,291	21,981,489	21,661,802	—
Consumer Staples	103,097,513	28,837,332	74,260,181	—
Financials	77,988,040	14,998,327	62,989,713	—
Health Care	73,084,740	53,829,352	19,255,388	—
Industrials	84,581,246	24,301,661	60,279,585	—
Information Technology	61,802,046	20,883,448	40,918,598	—
Materials	26,429,144	11,290,328	15,138,816	—
Short-Term Investment	36,608,285	36,608,285	—	—
Total assets	$543,175,182	$223,879,977	$319,295,205	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2021 or October 31, 2022.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

16

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2019 through October 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,647,154 in management fees for Class W shares for the year ended October 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $80,651, $21,856, $147,958, and $53,288 and for Class S, Class I, Class W, and Class Z shares, respectively, for the year ended October 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2022, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2023	2024	2025	TOTAL
Class S	$119,905	$75,098	$80,651	$275,654
Class I	25,538	—	21,856	47,394
Class W	161,408	136,130	147,958	445,496

18

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

CLASS	EXPIRING OCTOBER 31,
	2023	2024	2025	TOTAL
Class Z	33,168	45,611	53,288	132,067

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $254,342,684 and $242,453,236, respectively. There were no purchases or sales of U.S. Government securities.

During the year ended October 31, 2022, the Series received proceeds from settlement of litigation, recovering a portion of investment losses previously realized by the Series. This amount is shown as litigation proceeds in the Statement of Operations.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Overseas Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	559,575	$17,428,907	203,183	$7,067,304
Reinvested	86,042	2,934,016	38,267	1,220,718
Repurchased	(708,497)	(21,449,012)	(1,212,172)	(42,632,734)
Total	(62,880)	$(1,086,089)	(970,722)	$(34,344,712)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	578,844	$16,639,975	1,642,817	$56,074,813	*
Reinvested	58,053	1,975,529	22,864	728,437
Repurchased	(379,993)	(11,042,981)	(415,731)	(13,731,919)
Total	256,904	$7,572,523	1,249,950	$43,071,331

19

Overseas Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	659,293	$19,590,486	625,437	$21,735,662
Reinvested	217,972	7,439,380	130,002	4,153,562
Repurchased	(535,599)	(15,975,416)	(1,625,314)	(54,816,077)
Total	341,666	$11,054,450	(869,875)	$(28,926,853)

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	100,226	$3,243,822	582,531	$19,364,606
Reinvested	60,999	2,077,626	26,622	848,435
Repurchased	(134,013)	(3,423,163)	(62,475)	(2,295,315)
Total	27,212	$1,898,285	546,678	$17,917,726

*Includes subscriptions-in-kind of $22,669,944 from unaffiliated benefit plans that transferred their investments from a non-registered investment fund advised by the Advisor.

At October 31, 2022, the Advisor and its affiliates owned 0.7% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended October 31, 2022, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2022.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

20

Overseas Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales, foreign currency gains and losses, and passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/22	ENDED 10/31/21
Ordinary income	$15,173,423	$7,300,109

At October 31, 2022, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized depreciation were as follows:

Cost for federal income tax purposes	$653,764,841
Unrealized appreciation	27,318,169
Unrealized depreciation	(137,907,828)
Net unrealized depreciation	$(110,589,659)
Undistributed ordinary income	$5,166,746
Capital loss carryforward	$(386,983,497)

At October 31, 2022, the Series had net short-term capital loss carryforwards of $27,133,177 and net long-term capital loss carryforwards of $359,850,320, which may be carried forward indefinitely.

For the year ended October 31, 2022, the capital loss carryover utilized was $25,809,845.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

21

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Overseas Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
December 20, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 22

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $13,322,496 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $14,084,389 and foreign taxes paid of $1,320,183 for the year ended October 31, 2022.

 23

Overseas Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

 24

Overseas Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address any aberrational underperformance observed. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the

 25

Overseas Series

Renewal of Investment Advisory Agreement

(unaudited)

Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

 26

Overseas Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short-and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

 27

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors[3]
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) – Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 – PMSV Holdings LLC (investments); Managing Member (2010-2016) – VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

 28

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors3 (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

 29

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	35
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) – Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) – Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 - Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates
Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Treasurer Services since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) – Henderson Global Investors N.A., Inc.

 30

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/ Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund's By-Laws.

3Ms. Margaret McLaughlin, who served as an Independent Director of the Fund as of October 31, 2022, resigned as of November 4, 2022.

 31

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 32

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 33

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2.  Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/22-AR

 34

www.manning-napier.com

Manning & Napier Fund, Inc.

Pro-Blend® Conservative Term Series
Pro-Blend® Moderate Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series

 35

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

Global equity markets broadly posted double-digit losses for the twelve-month period ending October 31, 2022, with US equities outpacing international markets. With respect to US equities, larger-cap stocks generally outperformed smaller-cap stocks, while from a style perspective value stocks meaningfully outperformed their growth counterparts. In terms of sectors, Energy and Consumer Staples provided positive returns while the Communication Services and Consumer Discretionary sectors experienced significant losses. Fixed Income markets also had a volatile year with many sectors down double digits. Given the rising interest rate environment, shorter-dated bonds held up better than the longer end.

Each of the Pro-Blend Series Class S shares delivered negative absolute returns over the period and, except for Conservative Term, underperformed their respective blended benchmarks.

Asset allocation (i.e., an underweight to equities and overweight to fixed income & cash) was a positive contributor to performance, though sector allocations and security selection across several areas of the portfolio weighed on relative returns. More specifically, underperformance was largely attributable to the Series’ exposure to growth-oriented stocks, which includes some of its best performing holdings over the past few years (e.g., Amazon, Meta Platforms, and PayPal Holdings), as growth-oriented stocks were broadly out of favor. Additionally, limited exposure to the Energy sector, which was by far the best performing sector for the period, detracted from returns.

Alternatively, allocations to biotechnology company Vertex Pharmaceuticals and global crop protection chemical company FMC Corporation were among the top contributors to returns. Looking at Vertex Pharmaceuticals, the company has done well in recent months primarily due to successful clinical trial readouts for two drugs. We believe this has driven increased confidence amongst investors that the company can use its innovation engine to develop drugs outside of its core Cystic Fibrosis franchise. With respect to FMC Corporation, stocks in the agriculture sector, including FMC, had a very strong year, driven in part by the events in Ukraine. Ukraine and Russia are large global suppliers of crops, particularly wheat, and also fertilizers. Declines in exports of these commodities had sharply driven up crop prices globally, which increases farmer profitability and allows them to spend more on inputs, like FMCs crop protection chemicals. In addition, FMC had been raising prices more aggressively to counter raw material and supply chain-related inflation, which has also helped support shares. Finally, FMC continues to gain market share and has a strong pipeline of new crop protection chemicals, supporting the longer-term growth profile of the business. Overall, we remain favorable on the agricultural sector as crop inventories remain tight, there is steady, stable demand, and low sensitivity to the broader economic cycle.

Looking ahead, we believe the Federal Reserve is likely to continue tightening monetary policy until inflation substantially cools, risking further downside volatility along the way. Our base case is now that the current decelerating economic trajectory will ultimately result in a recession over the short-to intermediate-term. In our view, markets have begun pricing in this result. As investors further discount the risks of an economic downturn, we will be preparing our shopping list. Waiting for an official all clear signal typically means missing out on the rebound, and historically, the best times to buy stocks occurs before a recession is over.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Performance Update as of October 31, 2022 - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Conservative Term Series - Class S2	(12.77%)	2.34%	3.36%
Pro-Blend® Conservative Term Series - Class I2	(12.50%)	2.60%	3.59%
Pro-Blend® Conservative Term Series - Class R2,3	(12.93%)	2.12%	3.09%
Pro-Blend® Conservative Term Series - Class L2,3	(13.44%)	1.60%	2.56%
Pro-Blend® Conservative Term Series - Class W2,4	(12.07%)	2.94%	3.65%
Bloomberg U.S. Intermediate Aggregate Bond Index[5]	(11.81%)	(0.21%)	0.76%
Conservative Term Composite Benchmark[6]	(12.87%)	2.43%	3.77%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2022 to the Bloomberg U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2022, this net expense ratio was 0.88% for Class S, 0.63% for Class I, 1.08% for Class R, 1.59% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.88% for Class S, 0.63% for Class I, 1.08% for Class R, 1.59% for Class L and 0.54% for Class W for the year ended October 31, 2022.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg U.S. Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Performance Update as of October 31, 2022 - Pro-Blend® Conservative Term Series

(unaudited)

6The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; 22% Russell 3000, 8% ACWIxUS, and 70% BIAB through 12/31/2021; and 15% Russell 3000, 5% ACWIxUS, and 80% BIAB beginning 01/01/2022. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Intercontinental Exchange (ICE). The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/22	ENDING ACCOUNT VALUE 10/31/22	EXPENSES PAID DURING PERIOD* 5/1/22 - 10/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$935.90	$4.34	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Class I
Actual	$1,000.00	$936.50	$3.12	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Class R
Actual	$1,000.00	$934.90	$5.32	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class L
Actual	$1,000.00	$932.50	$7.79	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class W
Actual	$1,000.00	$939.80	$0.49	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Conservative Term Series - as of October 31, 2022 (unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[3]

Financials	5.0%
Industrials	4.6%
Communication Services	4.2%
Information Technology	4.2%
Health Care	3.6%
Consumer Discretionary	3.5%
Real Estate	3.5%
Consumer Staples	2.8%
Energy	1.7%
Materials	1.6%
Utilities	1.2%

[3]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[4]

Amazon.com, Inc.	0.7%
Johnson & Johnson	0.7%
FMC Corp.	0.7%
Microsoft Corp.	0.7%
Mastercard, Inc. - Class A	0.6%

4As a percentage of total investments.
Top Five Bond Holdings[5]

U.S. Treasury Note, 2.25%, 11/15/2024	7.2%
U.S. Treasury Note, 2.25%, 11/15/2025	7.1%
U.S. Treasury Note, 1.75%, 5/15/2023	7.0%
U.S. Treasury Note, 2%, 11/15/2026	6.5%
U.S. Treasury Bond, 2.375%, 2/15/2042	2.9%

5As a percentage of total investments.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 17.4%

Communication Services - 1.6%
Diversified Telecommunication Services - 0.1%
Cellnex Telecom S.A. - ADR (Spain)	4,265	$70,074
Cellnex Telecom S.A. (Spain)[2]	3,690	120,775
Helios Towers plc (Tanzania)*	41,898	60,199
Radius Global Infrastructure, Inc. - Class A*	14,766	138,062
		389,110
Entertainment - 0.5%
Activision Blizzard, Inc.	10,947	796,942
Electronic Arts, Inc.	6,876	866,101
Sea Ltd. - ADR (Singapore)*	1,171	58,175
Ubisoft Entertainment S.A. (France)*	2,315	63,514
		1,784,732
Interactive Media & Services - 0.8%
Alphabet, Inc. - Class A*	22,041	2,083,095
Auto Trader Group plc (United Kingdom)[2]	22,379	133,956
Meta Platforms, Inc. - Class A*	7,583	706,432
Tencent Holdings Ltd. (China)	2,700	70,947
		2,994,430
Media - 0.2%
Charter Communications, Inc. - Class A*	2,483	912,800
Comcast Corp. - Class A	1,385	43,960
Omnicom Group, Inc.	149	10,840
Paramount Global - Class B	312	5,716
		973,316
Total Communication Services		6,141,588
Consumer Discretionary - 1.4%
Distributors - 0.0%##
Genuine Parts Co.	96	17,074
Hotels, Restaurants & Leisure - 0.1%
Marriott Vacations Worldwide Corp.	266	39,304
McDonald’s Corp.	163	44,444
Playa Hotels & Resorts N.V.*	4,533	27,969
Restaurant Brands International, Inc.
(Canada)	1,214	72,087
		183,804
Household Durables - 0.0%##
Garmin Ltd.	120	10,565
Lennar Corp. - Class A	133	10,733
Nikon Corp. (Japan)	4,900	47,389
Sony Group Corp. (Japan)	1,100	74,178
		142,865
Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc.*	27,699	2,837,486
eBay, Inc.	247	9,840
MercadoLibre, Inc. (Brazil)*	109	98,277
		2,945,603
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail - 0.2%
Dollar Tree, Inc.*	5,671	$898,853
Target Corp.	135	22,174
		921,027
Specialty Retail - 0.0%##
Best Buy Co., Inc.	144	9,851
The Home Depot, Inc.	272	80,547
Ross Stores, Inc.	140	13,397
The TJX Companies, Inc.	358	25,812
Tractor Supply Co.	48	10,549
		140,156
Textiles, Apparel & Luxury Goods - 0.3%
adidas AG - ADR (Germany)	7,448	363,164
adidas AG (Germany)	1,291	126,021
lululemon athletica, Inc.*	155	51,001
NIKE, Inc. - Class B	6,865	636,248
VF Corp.	190	5,368
		1,181,802
Total Consumer Discretionary		5,532,331
Consumer Staples - 2.0%
Beverages - 0.6%
The Coca-Cola Co.	24,675	1,476,799
Diageo plc (United Kingdom)	3,490	143,622
Heineken N.V. - ADR (Netherlands)	16,219	676,981
Heineken N.V. (Netherlands)	1,378	115,110
		2,412,512
Food & Staples Retailing - 0.0%##
The Kroger Co.	370	17,498
Walgreens Boots Alliance, Inc.	358	13,067
Walmart, Inc.	622	88,529
		119,094
Food Products - 0.8%
Archer-Daniels-Midland Co.	259	25,118
Bunge Ltd.	101	9,969
Campbell Soup Co.	206	10,899
Conagra Brands, Inc.	311	11,414
Danone S.A. (France)	1,090	54,173
General Mills, Inc.	273	22,271
The J.M. Smucker Co.	73	10,998
Kerry Group plc - Class A (Ireland)	876	76,085
Mondelez International, Inc. - Class A	27,976	1,719,965
Nestle S.A. - ADR	9,662	1,050,356
Nestle S.A.	1,902	207,049
Tyson Foods, Inc. - Class A	194	13,260
		3,211,557
Household Products - 0.1%
Colgate-Palmolive Co.	358	26,435

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products (continued)
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	95,500	$150,482
The Procter & Gamble Co.	597	80,398
		257,315
Personal Products - 0.5%
Beiersdorf AG (Germany)	1,435	137,753
L’Oreal S.A. (France)	93	29,202
Unilever plc - ADR (United Kingdom)	41,768	1,900,862
		2,067,817
Total Consumer Staples		8,068,295
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chevron Corp.	376	68,018
ConocoPhillips	350	44,132
Coterra Energy, Inc.	388	12,078
Devon Energy Corp.	257	19,879
Diamondback Energy, Inc.	83	13,040
EOG Resources, Inc.	191	26,075
Jonah Energy Parent LLC*3	2,353	78,073
Marathon Petroleum Corp.	198	22,497
Pioneer Natural Resources Co.	83	21,282
Total Energy		305,074
Financials - 1.5%
Banks - 0.2%
The Bank of N.T. Butterfield & Son Ltd.
(Bermuda)	1,648	56,922
Citigroup, Inc.	790	36,229
Fifth Third Bancorp.	410	14,633
FinecoBank Banca Fineco S.p.A. (Italy)	12,399	167,084
HDFC Bank Ltd. - ADR (India)	1,552	96,705
JPMorgan Chase & Co.	753	94,788
KeyCorp.	478	8,542
Regions Financial Corp.	628	13,785
U.S. Bancorp.	631	26,786
		515,474
Capital Markets - 1.1%
Allfunds Group plc (United Kingdom)	8,695	54,681
Avanza Bank Holding AB (Sweden)	4,093	81,643
Deutsche Boerse AG (Germany)	737	119,851
Intercontinental Exchange, Inc.	24,236	2,316,235
Intermediate Capital Group plc (United Kingdom)	8,309	101,177
Moody’s Corp.	4,790	1,268,727
S&P Global, Inc.	1,550	497,937
		4,440,251
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance - 0.2%
Admiral Group plc - ADR (United Kingdom)	29,010	$669,841
Admiral Group plc (United Kingdom)	5,483	126,798
The Allstate Corp.	152	19,190
Chubb Ltd.	174	37,391
Cincinnati Financial Corp.	106	10,952
The Travelers Companies, Inc.	121	22,319
		886,491
Total Financials		5,842,216
Health Care - 3.0%
Biotechnology - 0.6%
BioMarin Pharmaceutical, Inc.*	11,251	974,674
Gilead Sciences, Inc.	539	42,290
Seagen, Inc.*	4,474	568,914
Vertex Pharmaceuticals, Inc.*	3,340	1,042,080
		2,627,958
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories	376	37,201
Alcon, Inc. (Switzerland)	13,603	825,430
Baxter International, Inc.	199	10,816
Getinge AB - Class B (Sweden)	5,850	118,714
IDEXX Laboratories, Inc.*	1,633	587,358
Intuitive Surgical, Inc.*	3,649	899,369
Medtronic plc	10,860	948,512
		3,427,400
Health Care Providers & Services - 0.0%##
Quest Diagnostics, Inc.	82	11,779
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.	1,607	825,950
Pharmaceuticals - 1.3%
Bristol-Myers Squibb Co.	662	51,285
Dechra Pharmaceuticals plc (United Kingdom)	2,255	67,791
Johnson & Johnson	15,360	2,672,179
Merck & Co., Inc.	714	72,257
Novartis AG - ADR (Switzerland)	22,353	1,813,499
Pfizer, Inc.	1,115	51,903
Royalty Pharma plc - Class A	273	11,553
Zoetis, Inc.	2,240	337,747
		5,078,214
Total Health Care		11,971,301
Industrials - 1.6%
Aerospace & Defense - 0.8%
Airbus SE (France)	721	78,015
BAE Systems plc - ADR (United Kingdom)	21,384	798,478
BAE Systems plc (United Kingdom)	13,657	127,742

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
General Dynamics Corp.	124	$30,975
L3Harris Technologies, Inc.	3,563	878,173
Lockheed Martin Corp.	94	45,748
Northrop Grumman Corp.	1,920	1,054,099
		3,013,230
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	100	9,772
United Parcel Service, Inc. - Class B	216	36,238
		46,010
Airlines - 0.0%##
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR (Mexico)*	4,933	41,339
Ryanair Holdings plc - ADR (Ireland)*	662	45,605
		86,944
Building Products - 0.0%##
Assa Abloy AB - Class B (Sweden)	4,911	99,163
Johnson Controls International plc	352	20,360
Trane Technologies plc	93	14,845
		134,368
Commercial Services & Supplies - 0.3%
Cleanaway Waste Management Ltd.
(Australia)	65,464	113,235
Copart, Inc.*	6,714	772,244
Republic Services, Inc.	163	21,617
Waste Management, Inc.	177	28,032
		935,128
Electrical Equipment - 0.0%##
Eaton Corp. plc	186	27,913
Emerson Electric Co.	281	24,335
		52,248
Industrial Conglomerates - 0.0%##
3M Co.	234	29,435
Honeywell International, Inc.	238	48,557
		77,992
Machinery - 0.1%
Caterpillar, Inc.	205	44,374
Cummins, Inc.	84	20,539
Illinois Tool Works, Inc.	139	29,681
Parker-Hannifin Corp.	53	15,403
Rotork plc (United Kingdom)	26,037	76,316
Stanley Black & Decker, Inc.	78	6,122
		192,435
Road & Rail - 0.4%
Canadian National Railway Co. (Canada)	7,474	885,221
Norfolk Southern Corp.	3,278	747,613
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail (continued)
Union Pacific Corp.	221	$43,568
		1,676,402
Trading Companies & Distributors - 0.0%##
Brenntag SE (Germany)	1,375	83,430
IMCD N.V. (Netherlands)	399	51,748
		135,178
Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	3,400	27,113
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	160	24,810
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	112	26,143
		78,066
Total Industrials		6,428,001
Information Technology - 3.2%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	1,246	56,606
Motorola Solutions, Inc.	90	22,474
		79,080
Electronic Equipment, Instruments & Components - 0.1%
Keyence Corp. (Japan)	300	113,119
Softwareone Holding AG (Germany)	6,918	77,857
TE Connectivity Ltd. (Switzerland)	130	15,890
		206,866
IT Services - 1.7%
Adyen N.V. - ADR (Netherlands)*	42,767	614,562
Adyen N.V. (Netherlands)* 2	87	124,201
Automatic Data Processing, Inc.	150	36,255
Broadridge Financial Solutions, Inc.	78	11,705
Keywords Studios plc (Ireland)	948	26,215
Mastercard, Inc. - Class A	7,575	2,485,964
PayPal Holdings, Inc.*	10,228	854,856
Snowflake, Inc. - Class A*	4,002	641,521
StoneCo Ltd. - Class A (Brazil)*	2,609	27,394
Visa, Inc. - Class A	9,064	1,877,698
		6,700,371
Semiconductors & Semiconductor Equipment - 0.1%
Analog Devices, Inc.	229	32,660
Intel Corp.	1,351	38,409
Microchip Technology, Inc.	224	13,830
QUALCOMM, Inc.	373	43,887
Skyworks Solutions, Inc.	80	6,881
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	2,109	129,809
Texas Instruments, Inc.	219	35,178

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment
(continued)
Tokyo Electron Ltd. (Japan)	200	$52,619
		353,273
Software - 1.3%
Atlassian Corp. - Class A *	402	81,498
Microsoft Corp.	11,194	2,598,463
Salesforce, Inc.*	8,160	1,326,734
ServiceNow, Inc.*	3,072	1,292,513
		5,299,208
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	158	10,945
Total Information Technology		12,649,743
Materials - 1.2%
Chemicals - 1.0%
Air Liquide S.A. - ADR (France)	43,015	1,124,412
Air Liquide S.A. (France)	1,097	143,503
Dow, Inc.	264	12,339
Eastman Chemical Co.	96	7,374
FMC Corp.	22,282	2,649,330
International Flavors & Fragrances, Inc.	145	14,153
Linde plc (United Kingdom)	288	85,637
LyondellBasell Industries N.V. - Class A	133	10,168
PPG Industries, Inc.	95	10,847
		4,057,763
Containers & Packaging - 0.0%##
Packaging Corp. of America	68	8,174
Metals & Mining - 0.2%
Barrick Gold Corp. (Canada)	24,949	374,983
Newmont Corp.	7,526	318,500
Nucor Corp.	141	18,525
Steel Dynamics, Inc.	139	13,073
		725,081
Total Materials		4,791,018
Real Estate - 1.6%
Equity Real Estate Investment Trusts (REITS) - 1.6%
Agree Realty Corp.	979	67,257
American Homes 4 Rent - Class A	4,856	155,101
American Tower Corp.	436	90,335
Apple Hospitality REIT, Inc.	6,240	106,829
AvalonBay Communities, Inc.	671	117,506
Brandywine Realty Trust	4,872	31,960
Camden Property Trust	750	86,663
CareTrust REIT, Inc.	5,177	96,706
Community Healthcare Trust, Inc.	1,675	57,955
Cousins Properties, Inc.	3,823	90,835
Digital Realty Trust, Inc.	1,233	123,608
Equinix, Inc.	1,907	1,080,201
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Equity LifeStyle Properties, Inc.	2,438	$155,935
Essex Property Trust, Inc.	318	70,672
Extra Space Storage, Inc.	336	59,620
Flagship Communities REIT	4,418	63,619
Getty Realty Corp.	2,077	65,405
Healthcare Realty Trust, Inc.	5,907	120,089
Independence Realty Trust, Inc.	2,368	39,688
Invitation Homes, Inc.	4,351	137,883
Life Storage, Inc.	863	95,456
Mid-America Apartment Communities, Inc.	783	123,283
Prologis, Inc.	5,095	564,271
Public Storage	682	211,250
Rexford Industrial Realty, Inc.	2,787	154,065
SBA Communications Corp.	6,659	1,797,264
Sun Communities, Inc.	1,323	178,407
Terreno Realty Corp.	2,117	120,965
UDR, Inc.	3,986	158,483
Ventas, Inc.	1,533	59,986
Welltower, Inc.	1,814	110,727
Total Real Estate		6,392,024
Utilities - 0.2%
Electric Utilities - 0.2%
Evergy, Inc.	14,964	914,749
TOTAL COMMON STOCKS
(Identified Cost $73,242,116)		69,036,340

PREFERRED STOCKS - 0.1%

Information Technology - 0.1%
Software - 0.1%
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026	8,963	34,328
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	10,500	61,425
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	20,031	380,990
TOTAL PREFERRED STOCKS
(Identified Cost $988,907)		476,743

CORPORATE BONDS - 18.2%

Non-Convertible Corporate Bonds- 18.2%
Communication Services - 2.6%
Entertainment - 1.0%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029[2]	4,730,000	4,020,844

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Interactive Media & Services - 1.6%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	7,530,000	$6,340,159

Total Communication Services		10,361,003

Consumer Discretionary - 2.1%
Hotels, Restaurants & Leisure - 0.4%
Expedia Group, Inc., 3.25%, 2/15/2030	1,950,000	1,570,973
Internet & Direct Marketing Retail - 1.7%
Alibaba Group Holding Ltd.
(China), 2.125%, 2/9/2031	1,020,000	733,305
(China), 4.00%, 12/6/2037	3,730,000	2,538,083
Amazon.com, Inc., 3.30%, 4/13/2027	3,750,000	3,517,778
		6,789,166
Total Consumer Discretionary		8,360,139

Consumer Staples - 0.8%
Beverages - 0.8%
PepsiCo, Inc., 3.90%, 7/18/2032	3,370,000	3,117,309

Energy - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	484,598	457,748
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,784,000	1,753,887
Energy Transfer LP, 6.50%, 2/1/2042	4,170,000	3,818,866
PetroTal Corp. (Peru), 12.00%, 2/16/2024 (Acquired 06/15/2021-10/29/2021, cost $422,125)[4]	400,000	404,621

Total Energy		6,435,122

Financials - 3.5%
Banks - 2.4%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[5]	3,130,000	2,412,724
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[5]	2,990,000	2,539,174
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[5]	4,480,000	4,050,798
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	430,000	429,928
		9,432,624
Capital Markets - 0.7%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,630,000	1,398,382
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,780,000	$1,531,330
		2,929,712
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	485,000	463,763
Synergy One Lending, Inc., 5.50%, 10/14/2026	550,000	462,771
		926,534
Diversified Financial Services - 0.1%
FS Energy & Power Fund, 7.50%, 8/15/2023[2]	435,000	436,035
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Arbor Realty Trust, Inc., 8.00%, 4/30/2023 (Acquired 05/10/2021, cost $170,362)[4]	160,000	160,763

Total Financials		13,885,668

Health Care - 0.6%
Health Care Providers & Services - 0.6%
HCA, Inc., 4.125%, 6/15/2029	2,720,000	2,397,386
Industrials - 3.0%
Airlines - 1.0%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	195,108	193,090
Southwest Airlines Co., 5.125%, 6/15/2027	3,310,000	3,226,299
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028	426,463	358,031
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	82,259	73,670
		3,851,090
Commercial Services & Supplies - 0.1%
Airswift Global AS (United Kingdom) (3
mo. LIBOR US + 8.500%), 11.423%,
5/12/2025 (Acquired 05/03/2021-
08/05/2021, cost $503,000)[4,6]	500,000	496,475
Marine - 0.2%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	520,000	484,212
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[2]	500,000	494,375
		978,587
Road & Rail - 0.4%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[5]	1,540,000	1,424,520

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors - 1.3%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	2,040,000	$1,647,637
Air Lease Corp., 3.625%, 4/1/2027	1,890,000	1,664,843
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,890,000	1,646,608
		4,959,088
Total Industrials		11,709,760

Information Technology - 0.8%
Semiconductors & Semiconductor Equipment - 0.8%
QUALCOMM, Inc., 4.25%, 5/20/2032	3,550,000	3,327,132
Materials - 0.4%
Metals & Mining - 0.4%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	2,010,000	1,702,303
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-05/13/2020, cost $212,263)[4,7]	880,000	88
Total Materials		1,702,391

Real Estate - 1.9%
Equity Real Estate Investment Trusts (REITS) - 1.9%
Crown Castle, Inc., 3.10%, 11/15/2029	2,350,000	1,955,687
IIP Operating Partnership LP, 5.50%, 5/25/2026	460,000	399,073
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $399,500)[4]	470,000	423,190
Simon Property Group LP, 2.65%, 2/1/2032	5,970,000	4,531,846
Total Real Estate		7,309,796

Utilities - 0.9%
Independent Power and Renewable Electricity Producers - 0.9%
Vistra Operations Co. LLC
4.875%, 5/13/2024[2]	2,945,000	2,865,663
3.55%, 7/15/2024[2]	855,000	814,277
Total Utilities		3,679,940

TOTAL CORPORATE BONDS
(Identified Cost $85,384,864)		72,285,646

U.S. TREASURY SECURITIES - 32.8%

U.S. Treasury Bonds - 2.9%
U.S. Treasury Bond, 2.375%, 2/15/2042 (Identified Cost $13,208,376)	15,675,000	11,401,113
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes - 29.9%
U.S. Treasury Note
1.75%, 5/15/2023	28,190,000	$27,768,251
2.25%, 11/15/2024	29,080,000	27,796,391
2.25%, 11/15/2025	30,065,000	28,188,286
2.00%, 11/15/2026	27,960,000	25,522,238
1.375%, 11/15/2031	12,375,000	9,863,262
Total U.S. Treasury Notes
(Identified Cost $123,193,626)		119,138,428
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $136,402,002)		130,539,541

ASSET-BACKED SECURITIES - 7.5%

CF Hippolyta Issuer LLC
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	2,094,449	1,708,812
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	2,743,084	2,352,824
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	879,473	783,086
Credit Acceptance Auto Loan Trust Series 2020-1A, Class B, 2.39%, 4/16/2029[2]	1,150,000	1,136,470
Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	2,200,000	2,090,503
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/2051[2]	1,630,000	1,375,461
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,600,000	2,220,029
KREF Ltd., Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.070%), 4.482%, 2/15/2039[2,6]	1,450,000	1,391,754
Libra Solutions LLC, Series 2022-2A, Class A, 7.017%, 10/15/2034[2]	1,570,000	1,560,406
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2A, 2.64%, 5/15/2068[2]	1,400,783	1,309,737
Nelnet Student Loan Trust, Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 4.286%, 2/25/2045[2,6]	179,422	173,307
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	877,270	867,848
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	269,299	266,087
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	2,750,000	2,508,927
PEAR LLC
Series 2021-1, Class A, 2.60%, 1/15/2034 (Acquired 11/16/2021, cost $2,618,790)[4]	2,618,790	2,454,056
Series 2022-1, Class A1, 6.50%, 10/15/2034 (Acquired 10/14/2022, cost $1,249,000)[4]	1,250,000	1,247,759

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SLM Student Loan Trust, Series 2005-7, Class A4, (3 mo. LIBOR US + 0.150%), 4.508%, 10/25/2029[6]	84,837	$83,792
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 2/17/2032[2]	1,408,231	1,327,605
SoFi Professional Loan Program LLC Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	129,230	123,415
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	161,520	147,370
Store Master Funding I-VII and XIV, Series 2019-1, Class A1, 2.82%, 11/20/2049[2]	2,099,352	1,857,961
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,8]	237,823	234,254
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,8]	281,946	276,651
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 4.586%, 10/25/2048[2,6]	623,269	611,898
Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	1,875,563	1,807,514
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $32,585,723)		29,917,526

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.5%

CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,8]	93,184	89,160
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,8]	317,219	270,929
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,8]	173,216	145,472
Fannie Mae REMICS
Series 2018-13, Class PA, 3.00%, 3/25/2048	1,854,081	1,595,475
Series 2018-31, Class KP, 3.50%, 7/25/2047	79,795	76,696
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,202,947	987,306
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	3,660,000	3,372,203
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K030, Class X1 (IO), 0.140%, 4/25/2023[8]	60,561,513	20,431
Series K032, Class X1 (IO), 0.064%, 5/25/2023[8]	41,233,053	13,174
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	2,030,696	1,721,113
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[2]	145,545,068	$16,393
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.800%), 4.212%, 2/15/2038[2,6]	3,100,000	2,910,975
GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 3.847%, 12/25/2051[2,6]	1,539,757	1,388,214
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,8]	1,288,817	1,093,394
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,8]	1,296,069	1,099,511
Series 2022-PJ1, Class A8, 2.50%, 5/28/2052[2,8]	1,974,442	1,672,005
Imperial Fund Mortgage Trust
Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,8]	1,450,343	1,149,847
Series 2022-NQM1, Class A1, 2.493%, 2/25/2067[2,8]	2,785,028	2,413,163
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,8]	299,591	275,064
Series 2017-3, Class 1A3, 3.50%, 8/25/2047[2,8]	35,639	30,797
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,8]	90,264	79,659
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,8]	362,082	331,909
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,8]	355,310	325,301
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,8]	512,215	466,411
NYMT Loan Trust, Series 2022-CP1, Class A1, 2.042%, 7/25/2061[2]	1,763,914	1,556,988
OBX Trust, Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,8]	2,348,867	1,876,380
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,8]	642,831	561,978
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,8]	1,586,442	1,327,705
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,8]	2,463,170	1,886,521
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[8]	164,406	136,820
Series 2013-6, Class A2, 3.00%, 5/25/2043[8]	1,322,515	1,138,973
Series 2013-7, Class A2, 3.00%, 6/25/2043[8]	197,249	169,320
Series 2013-8, Class A1, 3.00%, 6/25/2043[8]	227,835	197,458
Series 2020-1, Class A1, 3.50%, 2/25/2050[2,8]	69,265	59,836

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 4.883%, 11/15/2027[2,6]		2,317,783	$1,625,007
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,8]		1,789,670	1,616,718
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,8]		101,995	90,276
TOTAL COMMERCIAL MORTGAGE-
BACKED SECURITIES
(Identified Cost $39,525,232)			33,788,582

FOREIGN GOVERNMENT BONDS - 0.3%

Mexican Bonos (Mexico), 7.75%, 5/29/2031	MXN	908,000	40,340
Mexico Government International Bond (Mexico), 4.125%, 1/21/2026		400,000	385,430
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		600,000	560,087
TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $1,066,394)			985,857

MUNICIPAL BONDS - 1.4%

Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		2,660,000	1,808,190
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024		950,000	902,120
South Carolina Public Service Authority, Series B, Revenue Bond, 1.852%, 12/1/2026		3,460,000	3,027,876
TOTAL MUNICIPAL BONDS
(Identified Cost $7,180,558)			5,738,186

U.S. GOVERNMENT AGENCIES - 10.0%

Mortgage-Backed Securities - 10.0%
Fannie Mae
Pool #888810, UMBS, 5.50%, 11/1/2022		2	2
Pool #AA1563, UMBS, 4.50%, 2/1/2024		2,485	2,470
Pool #AC1557, UMBS, 4.50%, 9/1/2024		7,338	7,293
Pool #AD0462, UMBS, 5.50%, 10/1/2024		2,236	2,255
Pool #MA1834, UMBS, 4.50%, 2/1/2034		278,333	267,953
Pool #MA1903, UMBS, 4.50%, 5/1/2034		258,647	249,001
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #886904, UMBS, 6.50%, 9/1/2036	34,421	$36,045
Pool #933521, UMBS, 5.00%, 1/1/2038	5,870	5,869
Pool #889260, UMBS, 5.00%, 4/1/2038	7,478	7,477
Pool #889576, UMBS, 6.00%, 4/1/2038	172,430	178,771
Pool #975840, UMBS, 5.00%, 5/1/2038	26,621	26,627
Pool #995196, UMBS, 6.00%, 7/1/2038	222,255	230,583
Pool #986458, UMBS, 6.00%, 8/1/2038	3,983	4,126
Pool #987831, UMBS, 6.00%, 9/1/2038	8,860	9,178
Pool #990897, UMBS, 6.00%, 9/1/2038	19,427	20,124
Pool #AD0220, UMBS, 6.00%, 10/1/2038	30,849	32,005
Pool #257497, UMBS, 6.00%, 12/1/2038	8,706	9,019
Pool #971022, UMBS, 5.00%, 1/1/2039	13,469	13,472
Pool #AA1810, UMBS, 5.00%, 1/1/2039	34,319	34,326
Pool #983686, UMBS, 5.00%, 2/1/2039	13,976	13,979
Pool #AE0604, UMBS, 6.00%, 7/1/2039	208,820	216,645
Pool #AA6788, UMBS, 6.00%, 8/1/2039	113,300	117,355
Pool #AC0463, UMBS, 5.00%, 11/1/2039	16,888	16,879
Pool #AC5111, UMBS, 5.00%, 11/1/2039	27,958	27,942
Pool #MA0258, UMBS, 4.50%, 12/1/2039	323,395	313,235
Pool #MA0259, UMBS, 5.00%, 12/1/2039	18,554	18,543
Pool #AC8573, UMBS, 5.00%, 1/1/2040	26,072	26,057
Pool #AL1595, UMBS, 6.00%, 1/1/2040	232,728	241,286
Pool #AE0061, UMBS, 6.00%, 2/1/2040	88,292	91,461
Pool #AL0152, UMBS, 6.00%, 6/1/2040	358,656	371,845
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,640,918	2,226,081
Pool #AI5172, UMBS, 4.00%, 8/1/2041	184,918	173,144
Pool #AL1410, UMBS, 4.50%, 12/1/2041	384,921	372,226

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AB4300, UMBS, 3.50%, 1/1/2042	84,843	$76,914
Pool #MA4633, UMBS, 3.50%, 6/1/2042	1,322,546	1,184,226
Pool #MA4687, UMBS, 4.00%, 6/1/2042	3,402,544	3,141,057
Pool #AL7729, UMBS, 4.00%, 6/1/2043	194,176	181,812
Pool #BC8677, UMBS, 4.00%, 5/1/2046	98,345	91,098
Pool #BD6997, UMBS, 4.00%, 10/1/2046	201,988	187,104
Pool #BE3812, UMBS, 4.00%, 12/1/2046	167,955	155,578
Pool #BE7845, UMBS, 4.50%, 2/1/2047	151,088	144,733
Pool #MA3184, UMBS, 4.50%, 11/1/2047	642,133	614,177
Pool #AL8674, 5.657%, 1/1/2049	623,418	642,555
Pool #FS1179, UMBS, 3.50%, 12/1/2049	3,270,209	2,930,412
Pool #FS2998, UMBS, 3.50%, 4/1/2052	3,828,827	3,410,626
Pool #MA4600, UMBS, 3.50%, 5/1/2052	3,563,919	3,134,827
Pool #MA4644, UMBS, 4.00%, 5/1/2052	4,008,322	3,647,335
Pool #MA4807, UMBS, 5.50%, 11/1/2052	2,990,000	2,950,931
Freddie Mac
Pool #G13078, 6.00%, 3/1/2023	53	53
Pool #C91746, 4.50%, 12/1/2033	42,160	41,514
Pool #C91762, 4.50%, 5/1/2034	393,999	379,577
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #G03926, 6.00%, 2/1/2038	146,965	$152,535
Pool #G05906, 6.00%, 4/1/2040	20,381	21,154
Pool #G06789, 6.00%, 5/1/2040	120,321	124,881
Pool #A92889, 4.50%, 7/1/2040	496,488	480,704
Pool #RB5167, UMBS, 3.50%, 7/1/2042	1,300,540	1,164,584
Pool #RB5178, UMBS, 4.50%, 8/1/2042	2,102,536	1,999,367
Pool #RB5188, UMBS, 4.00%, 10/1/2042	2,678,487	2,473,078
Pool #SD8044, UMBS, 3.00%, 2/1/2050	3,421,165	2,934,980
Pool #SD8230, UMBS, 4.50%, 6/1/2052	2,326,846	2,183,428
Ginnie Mae Pool #671161, 5.50%, 11/15/2037	25,886	26,515

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $42,649,784)		39,839,029

SHORT-TERM INVESTMENT - 2.9%

Dreyfus Government Cash Management,
Institutional Shares, 2.91%[9]
(Identified Cost $11,350,808)	11,350,808	11,350,808

TOTAL INVESTMENTS - 99.1%
(Identified Cost $430,376,388)		393,958,258
OTHER ASSETS, LESS LIABILITIES - 0.9%		3,742,493
NET ASSETS - 100%		$397,700,751

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $74,745,099, which represented 18.8% of the Series’ Net Assets.

3Security has been valued using significant unobservable inputs.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2022 was $5,186,952, or 1.3% of the Series’ Net Assets.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

6Floating rate security. Rate shown is the rate in effect as of October 31, 2022.

7Issuer filed for bankruptcy and/or is in default of interest payments.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2022.

9Rate shown is the current yield as of October 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2022

ASSETS:

Investments in securities, at value (identified cost $430,376,388) (Note 2)	$393,958,258
Interest receivable	2,505,898
Receivable for securities sold	1,671,376
Foreign tax reclaims receivable	205,776
Receivable for fund shares sold	144,485
Dividends receivable	50,051
Prepaid expenses	25,519

TOTAL ASSETS	398,561,363

LIABILITIES:

Due to custodian	34,735
Accrued management fees (Note 3)	135,253
Accrued sub-transfer agent fees (Note 3)	126,863
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	117,329
Accrued fund accounting and administration fees (Note 3)	37,578
Directors’ fees payable (Note 3)	3,590
Accrued Chief Compliance Officer service fees (Note 3 )	2,750
Payable for fund shares repurchased	204,287
Payable for securities purchased	82,256
Accrued transfer agent fees	52,798
Other payables and accrued expenses	63,173

TOTAL LIABILITIES	860,612

TOTAL NET ASSETS	$397,700,751
NET ASSETS CONSIST OF:

Capital stock	$328,140
Additional paid-in-capital	425,504,420
Total distributable earnings (loss)	(28,131,809)

TOTAL NET ASSETS	$397,700,751

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2022

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($218,606,381/18,048,902 shares)	$12.11

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($85,497,807/7,043,275 shares)[1]	$12.14

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($18,808,384/1,550,902 shares)[1]	$12.13

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($73,165,128/6,037,717 shares)[1]	$12.12

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($1,623,051/133,253 shares)	$12.18

[1]	Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2022

INVESTMENT INCOME:

Interest	$8,148,843
Dividends (net of foreign taxes withheld, $68,423)	1,656,630

Total Investment Income	9,805,473

EXPENSES:

Management fees (Note 3 )	1,859,794
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	838,392
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	639,777
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	109,713
Sub-transfer agent fees (Note 3)	396,103
Fund accounting and administration fees (Note 3 )	126,903
Directors’ fees (Note 3)	59,393
Chief Compliance Officer service fees (Note 3 )	8,638
Custodian fees	26,823
Miscellaneous	410,470

Total Expenses	4,476,006
Less reduction of expenses (Note 3)	(7,827)

Net Expenses	4,468,179

NET INVESTMENT INCOME	5,337,294

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	7,199,384
Foreign currency and translation of other assets and liabilities	(6,720)

7,192,664
Net change in unrealized appreciation (depreciation) on-
Investments in securities	(75,171,765)
Foreign currency and translation of other assets and liabilities	(10,714)

(75,182,479)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(67,989,815)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(62,652,521)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,337,294	$5,636,226
Net realized gain (loss) on investments and foreign currency	7,192,664	30,951,924
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(75,182,479)	17,333,085

Net increase (decrease) from operations	(62,652,521)	53,921,235

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(14,205,458)	(27,201,997)
Class I	(8,178,573)	(13,575,779)
Class R	(1,716,134)	(2,959,670)
Class L	(6,722,504)	(11,676,531)
Class W	(105,312)	(186,001)
Total distributions to shareholders	(30,927,981)	(55,599,978)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(36,115,658)	24,443,476

Net increase (decrease) in net assets	(129,696,160)	22,764,733

NET ASSETS:

Beginning of year	527,396,911	504,632,178

End of year	$397,700,751	$527,396,911

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.61	$14.47	$14.23	$13.39	$14.10
Income (loss) from investment operations:
Net investment income[1]	0.16	0.17	0.21	0.27	0.23
Net realized and unrealized gain (loss) on investments	(1.94)	1.34	0.59 [2]	1.07	(0.33)
Total from investment operations	(1.78)	1.51	0.80	1.34	(0.10)
Less distributions to shareholders:
From net investment income	(0.08)	(0.19)	(0.21)	(0.23)	(0.18)
From net realized gain on investments	(0.64)	(1.18)	(0.35)	(0.27)	(0.43)
Total distributions to shareholders	(0.72)	(1.37)	(0.56)	(0.50)	(0.61)

Net asset value - End of year	$12.11	$14.61	$14.47	$14.23	$13.39
Net assets - End of year (000’s omitted)	$218,606	$291,698	$294,276	$609,145	$596,934
Total return[3]	(12.77% )	10.99%	5.86% [2]	10.40%	(0.75% )
Ratios (to average net assets)/Supplemental Data:
Expenses	0.88%	0.87%	0.87%	0.87%	0.88%
Net investment income	1.23%	1.15%	1.47%	2.01%	1.71%
Series portfolio turnover	79%	73%	108%	68%	80%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 5.78%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.95	$15.43	$15.38	$14.67	$15.68
Income (loss) from investment operations:
Net investment income[2]	0.20	0.20	0.27	0.33	0.29
Net realized and unrealized gain (loss) on investments	(1.93)	1.40	0.64 [3]	1.16	(0.38)
Total from investment operations	(1.73)	1.60	0.91	1.49	(0.09)
Less distributions to shareholders:
From net investment income	(0.16)	(0.38)	(0.36)	(0.37)	(0.30)
From net realized gain on investments	(0.92)	(1.70)	(0.50)	(0.39)	(0.62)
Total distributions to shareholders	(1.08)	(2.08)	(0.86)	(0.76)	(0.92)

Net asset value - End of year	$12.14	$14.95	$15.43	$15.38	$14.67
Net assets - End of year (000’s omitted)	$85,498	$115,216	$99,139	$207,346	$192,157
Total return[4]	(12.50% )	11.16%	6.27% [3]	10.69%	(0.62% )
Ratios (to average net assets)/Supplemental Data:
Expenses	0.63%	0.62%	0.60%	0.64%	0.68%
Net investment income	1.48%	1.40%	1.77%	2.23%	1.92%
Series portfolio turnover	79%	73%	108%	68%	80%

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 6.17%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.05	$15.63	$15.64	$14.94	$16.00
Income (loss) from investment operations:
Net investment income[2]	0.14	0.14	0.20	0.26	0.22
Net realized and unrealized gain (loss) on investments	(1.95)	1.44	0.65 [3]	1.18	(0.37)
Total from investment operations	(1.81)	1.58	0.85	1.44	(0.15)
Less distributions to shareholders:
From net investment income	(0.12)	(0.35)	(0.32)	(0.32)	(0.25)
From net realized gain on investments	(0.99)	(1.81)	(0.54)	(0.42)	(0.66)
Total distributions to shareholders	(1.11)	(2.16)	(0.86)	(0.74)	(0.91)

Net asset value - End of year	$12.13	$15.05	$15.63	$15.64	$14.94
Net assets - End of year (000’s omitted)	$18,808	$23,527	$22,539	$8,850	$10,886
Total return[4]	(12.93% )	10.81%	5.69% [3]	10.12%	(1.08% )
Ratios (to average net assets)/Supplemental Data:
Expenses	1.08%	1.05%	1.04%	1.10%	1.18%
Net investment income	1.03%	0.96%	1.25%	1.77%	1.40%
Series portfolio turnover	79%	73%	108%	68%	80%

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class L*1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.07	$15.64	$15.65	$14.94	$16.00
Income (loss) from investment operations:
Net investment income[2]	0.08	0.06	0.12	0.20	0.14
Net realized and unrealized gain (loss) on investments	(1.97)	1.45	0.65 [3]	1.17	(0.37)
Total from investment operations	(1.89)	1.51	0.77	1.37	(0.23)
Less distributions to shareholders:
From net investment income	(0.08)	(0.26)	(0.24)	(0.25)	(0.17)
From net realized gain on investments	(0.98)	(1.82)	(0.54)	(0.41)	(0.66)
Total distributions to shareholders	(1.06)	(2.08)	(0.78)	(0.66)	(0.83)

Net asset value - End of year	$12.12	$15.07	$15.64	$15.65	$14.94
Net assets - End of year (000’s omitted)	$73,165	$94,971	$86,903	$87,628	$93,290
Total return[4]	(13.44% )	10.26%	5.16% [3]	9.61%	(1.58% )
Ratios (to average net assets)/Supplemental Data:
Expenses	1.59%	1.58%	1.55%	1.59%	1.68%
Net investment income	0.52%	0.44%	0.79%	1.29%	0.91%
Series portfolio turnover	79%	73%	108%	68%	80%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				4/1/19[1] TO
	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.64	$14.52	$14.28	$13.62
Income (loss) from investment operations:
Net investment income[2]	0.27	0.28	0.32	0.23
Net realized and unrealized gain (loss) on investments	(1.94)	1.35	0.593	0.54
Total from investment operations	(1.67)	1.63	0.91	0.77
Less distributions to shareholders:
From net investment income	(0.15)	(0.33)	(0.32)	(0.11)
From net realized gain on investments	(0.64)	(1.18)	(0.35)	(0.00)[4]
Total distributions to shareholders	(0.79)	(1.51)	(0.67)	(0.11)

Net asset value - End of period	$12.18	$14.64	$14.52	$14.28
Net assets - End of period (000’s omitted)	$1,623	$1,985	$1,775	$1,577
Total return[5]	(12.07% )	11.84%	6.66% [3]	5.71%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.09%	0.08% [6]
Net investment income	2.03%	1.92%	2.26%	2.81% [6]
Series portfolio turnover	79%	73%	108%	68%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.44%	0.42%	0.40%	0.40% [6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2022 - Pro-Blend® Moderate Term Series (unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Moderate Term Series - Class S2	(16.27%)	3.10%	4.26%
Pro-Blend® Moderate Term Series - Class I2	(16.09%)	3.33%	4.51%
Pro-Blend® Moderate Term Series - Class R2,3	(16.43%)	2.85%	4.01%
Pro-Blend® Moderate Term Series - Class L2,3	(16.89%)	2.35%	3.49%
Pro-Blend® Moderate Term Series - Class W2,4	(15.53%)	3.80%	4.61%
30/10/30/30 Blended Index[5]	(15.45%)	2.96%	4.67%
Bloomberg U.S. Aggregate Bond Index[6]	(15.68%)	(0.54%)	0.74%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2022 to the Bloomberg U.S. Aggregate Bond Index and the 30/10/30/30 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2022, this net expense ratio was 1.07% for Class S, 0.85% for Class I, 1.26% for Class R, 1.78% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.85% for Class I, 1.26% for Class R, 1.78% for Class L and 0.74% for Class W for the year ended October 31, 2022.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

Performance Update as of October 31, 2022 - Pro-Blend® Moderate Term Series (unaudited)

5The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg U.S. Aggregate Bond Index (BAB), and 30% Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/22	ENDING ACCOUNT VALUE 10/31/22	EXPENSES PAID DURING PERIOD* 5/1/22 - 10/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$918.30	$5.17	1.07%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000.00	$918.90	$4.11	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class R
Actual	$1,000.00	$916.80	$6.14	1.27%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.80	$6.46	1.27%
Class L
Actual	$1,000.00	$914.00	$8.64	1.79%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.18	$9.10	1.79%
Class W
Actual	$1,000.00	$922.40	$0.48	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Moderate Term Series - as of October 31, 2022

(unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]

Information Technology	7.4%
Health Care	6.8%
Financials	5.7%
Industrials	5.5%
Communication Services	5.0%
Consumer Staples	4.8%
Real Estate	4.5%
Consumer Discretionary	4.4%
Materials	2.8%
Energy	1.3%
Utilities	1.1%

[4]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]

Johnson & Johnson	1.5%
Amazon.com, Inc.	1.5%
Mastercard, Inc. - Class A	1.4%
FMC Corp.	1.4%
Microsoft Corp.	1.3%
Intercontinental Exchange, Inc.	1.2%
Alphabet, Inc. - Class A	1.1%
Visa, Inc. - Class A	1.0%
Unilever plc - ADR (United Kingdom)	1.0%
Novartis AG - ADR (Switzerland)	0.9%

5As a percentage of total investments.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 35.7%

Communication Services - 3.1%
Diversified Telecommunication Services - 0.2%
Cellnex Telecom S.A. - ADR (Spain)	8,678	$142,579
Cellnex Telecom S.A. (Spain)[2]	6,655	217,820
Helios Towers plc (Tanzania)*	70,026	100,613
Radius Global Infrastructure, Inc. - Class A*	27,751	259,472
		720,484
Entertainment - 0.9%
Activision Blizzard, Inc.	21,760	1,584,128
Electronic Arts, Inc.	12,644	1,592,638
Sea Ltd. - ADR (Singapore)*	1,834	91,113
Ubisoft Entertainment S.A. (France)*	4,494	123,297
		3,391,176
Interactive Media & Services - 1.5%
Alphabet, Inc. - Class A*	44,868	4,240,475
Auto Trader Group plc (United Kingdom)[2]	45,845	274,418
Meta Platforms, Inc. - Class A*	15,437	1,438,111
Tencent Holdings Ltd. (China)	4,200	110,362
		6,063,366
Media - 0.5%
Charter Communications, Inc. - Class A*	5,085	1,869,348
Comcast Corp. - Class A	2,857	90,681
Omnicom Group, Inc.	319	23,207
Paramount Global - Class B	642	11,762
		1,994,998
Total Communication Services		12,170,024
Consumer Discretionary - 2.8%
Distributors - 0.0%##
Genuine Parts Co.	197	35,038
Hotels, Restaurants & Leisure - 0.1%
Marriott Vacations Worldwide Corp.	523	77,278
McDonald’s Corp.	347	94,613
Playa Hotels & Resorts N.V.*	8,704	53,704
Restaurant Brands International, Inc. (Canada)	2,711	160,979
		386,574
Household Durables - 0.1%
Garmin Ltd.	253	22,274
Lennar Corp. - Class A	275	22,193
Nikon Corp. (Japan)	10,700	103,481
Sony Group Corp. (Japan)	2,300	155,100
		303,048
Internet & Direct Marketing Retail - 1.5%
Amazon.com, Inc.*	57,218	5,861,412
eBay, Inc.	497	19,801
MercadoLibre, Inc. (Brazil)*	223	201,061
		6,082,274
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail - 0.4%
Dollar Tree, Inc.*	11,257	$1,784,234
Target Corp.	278	45,662
		1,829,896
Specialty Retail - 0.1%
Best Buy Co., Inc.	319	21,823
The Home Depot, Inc.	558	165,240
Ross Stores, Inc.	288	27,559
The TJX Companies, Inc.	756	54,508
Tractor Supply Co.	98	21,537
		290,667
Textiles, Apparel & Luxury Goods - 0.6%
adidas AG - ADR (Germany)	14,733	718,381
adidas AG (Germany)	1,858	181,369
lululemon athletica, Inc. *	327	107,596
NIKE, Inc. - Class B	13,624	1,262,672
VF Corp.	391	11,046
		2,281,064
Total Consumer Discretionary		11,208,561
Consumer Staples - 4.2%
Beverages - 1.2%
The Coca-Cola Co.	46,159	2,762,616
Diageo plc (United Kingdom)	7,151	294,282
Heineken N.V. - ADR (Netherlands)	34,865	1,455,265
Heineken N.V. (Netherlands)	2,799	233,813
		4,745,976
Food & Staples Retailing - 0.1%
The Kroger Co.	751	35,515
Walgreens Boots Alliance, Inc.	739	26,973
Walmart, Inc.	1,278	181,898
		244,386
Food Products - 1.7%
Archer-Daniels-Midland Co.	535	51,884
Bunge Ltd.	203	20,036
Campbell Soup Co.	423	22,381
Conagra Brands, Inc.	640	23,488
Danone S.A. (France)	2,198	109,240
General Mills, Inc.	560	45,685
The J.M. Smucker Co.	149	22,448
Kerry Group plc - Class A (Ireland)	1,781	154,689
Mondelez International, Inc. - Class A	58,769	3,613,118
Nestle S.A. - ADR	19,785	2,150,827
Nestle S.A.	3,897	424,223
Tyson Foods, Inc. - Class A	401	27,408
		6,665,427
Household Products - 0.1%
Colgate-Palmolive Co.	725	53,534

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products (continued)
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	195,600	$308,213
The Procter & Gamble Co.	1,180	158,911
		520,658
Personal Products - 1.1%
Beiersdorf AG (Germany)	2,817	270,418
L’Oreal S.A. (France)	191	59,975
Unilever plc - ADR (United Kingdom)	84,335	3,838,086
		4,168,479
Total Consumer Staples		16,344,926
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chevron Corp.	776	140,378
ConocoPhillips	721	90,911
Coterra Energy, Inc.	801	24,935
Devon Energy Corp.	530	40,995
Diamondback Energy, Inc.	171	26,866
EOG Resources, Inc.	394	53,789
Jonah Energy Parent LLC*3	5,224	173,332
Marathon Petroleum Corp.	398	45,221
Pioneer Natural Resources Co.	172	44,103
Total Energy		640,530
Financials - 3.1%
Banks - 0.3%
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	3,435	118,645
Citigroup, Inc.	1,628	74,660
Fifth Third BanCorp.	885	31,586
FinecoBank Banca Fineco S.p.A. (Italy)	32,010	431,354
HDFC Bank Ltd. - ADR (India)	3,167	197,336
JPMorgan Chase & Co.	1,553	195,491
KeyCorp.	985	17,602
Regions Financial Corp.	1,296	28,447
U.S. BanCorp.	1,303	55,312
		1,150,433
Capital Markets - 2.3%
Allfunds Group plc (United Kingdom)	17,708	111,362
Avanza Bank Holding AB (Sweden)	10,437	208,187
Deutsche Boerse AG (Germany)	1,510	245,556
Intercontinental Exchange, Inc.	49,204	4,702,427
Intermediate Capital Group plc (United Kingdom)	12,452	151,625
Moody’s Corp.	10,208	2,703,793
S&P Global, Inc.	3,085	991,056
		9,114,006
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance - 0.5%
Admiral Group plc - ADR (United Kingdom)	58,373	$1,347,833
Admiral Group plc (United Kingdom)	11,426	264,234
The Allstate Corp.	337	42,546
Chubb Ltd.	350	75,211
Cincinnati Financial Corp.	210	21,697
The Travelers Companies, Inc.	249	45,931
		1,797,452
Total Financials		12,061,891
Health Care - 6.3%
Biotechnology - 1.4%
BioMarin Pharmaceutical, Inc.*	23,525	2,037,971
Gilead Sciences, Inc.	1,069	83,874
Seagen, Inc.*	8,779	1,116,337
Vertex Pharmaceuticals, Inc.*	6,984	2,179,008
		5,417,190
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	782	77,371
Alcon, Inc. (Switzerland)	27,159	1,648,008
Baxter International, Inc.	399	21,686
Getinge AB - Class B (Sweden)	12,192	247,412
IDEXX Laboratories, Inc.*	3,260	1,172,557
Intuitive Surgical, Inc.*	7,302	1,799,724
Medtronic plc	19,886	1,736,843
		6,703,601
Health Care Providers & Services - 0.0%##
Quest Diagnostics, Inc.	168	24,133
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.	3,276	1,683,766
Pharmaceuticals - 2.8%
Bristol-Myers Squibb Co.	1,360	105,359
Dechra Pharmaceuticals plc (United Kingdom)	5,883	176,856
Johnson & Johnson	34,149	5,940,902
Merck & Co., Inc.	1,465	148,258
Novartis AG - ADR (Switzerland)	44,752	3,630,730
Pfizer, Inc.	2,295	106,832
Royalty Pharma plc - Class A	545	23,064
Zoetis, Inc.	3,957	596,637
		10,728,638
Total Health Care		24,557,328
Industrials - 3.3%
Aerospace & Defense - 1.5%
Airbus SE (France)	1,476	159,709
BAE Systems plc - ADR (United Kingdom)	42,013	1,568,765
BAE Systems plc (United Kingdom)	27,986	261,769

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
General Dynamics Corp.	252	$62,950
L3Harris Technologies, Inc.	6,987	1,722,086
Lockheed Martin Corp.	189	91,982
Northrop Grumman Corp.	3,760	2,064,278
		5,931,539
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	208	20,326
United Parcel Service, Inc. - Class B	453	76,000
		96,326
Airlines - 0.1%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR (Mexico)*	9,294	77,884
Ryanair Holdings plc - ADR (Ireland)*	1,709	117,733
		195,617
Building Products - 0.1%
Assa Abloy AB - Class B (Sweden)	10,096	203,859
Johnson Controls International plc	726	41,992
Trane Technologies plc	193	30,809
		276,660
Commercial Services & Supplies - 0.5%
Cleanaway Waste Management Ltd. (Australia)	130,701	226,077
Copart, Inc.*	13,149	1,512,398
Republic Services, Inc.	327	43,367
Waste Management, Inc.	370	58,597
		1,840,439
Electrical Equipment - 0.0%##
Eaton Corp. plc	385	57,777
Emerson Electric Co.	579	50,141
		107,918
Industrial Conglomerates - 0.0%##
3M Co.	464	58,366
Honeywell International, Inc.	498	101,602
		159,968
Machinery - 0.1%
Caterpillar, Inc.	423	91,563
Cummins, Inc.	174	42,545
Illinois Tool Works, Inc.	291	62,137
Parker-Hannifin Corp.	108	31,387
Rotork plc (United Kingdom)	61,034	178,895
Stanley Black & Decker, Inc.	160	12,558
		419,085
Road & Rail - 0.9%
Canadian National Railway Co. (Canada)	15,135	1,792,590
Norfolk Southern Corp.	6,874	1,567,753
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail (continued)
Union Pacific Corp.	437	$86,150
		3,446,493
Trading Companies & Distributors - 0.1%
Brenntag SE (Germany)	2,813	170,683
IMCD N.V. (Netherlands)	831	107,776
		278,459
Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	6,900	55,024
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	327	50,705
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	229	53,453
		159,182
Total Industrials		12,911,686
Information Technology - 6.7%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	2,572	116,846
Motorola Solutions, Inc.	182	45,447
		162,293
Electronic Equipment, Instruments & Components - 0.1%
Keyence Corp. (Japan)	600	226,239
Softwareone Holding AG (Germany)	14,053	158,156
TE Connectivity Ltd. (Switzerland)	260	31,780
		416,175
IT Services - 3.6%
Adyen N.V. - ADR (Netherlands)*	84,999	1,221,436
Adyen N.V. (Netherlands)*2	176	251,258
Automatic Data Processing, Inc.	317	76,619
Broadridge Financial Solutions, Inc.	156	23,409
Keywords Studios plc (Ireland)	2,309	63,851
Mastercard, Inc. - Class A	16,436	5,393,966
PayPal Holdings, Inc.*	20,772	1,736,124
Snowflake, Inc. - Class A*	8,012	1,284,324
StoneCo Ltd. - Class A (Brazil)*	5,354	56,217
Visa, Inc. - Class A	18,833	3,901,444
		14,008,648
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.	460	65,605
Intel Corp.	2,700	76,761
Microchip Technology, Inc.	462	28,524
QUALCOMM, Inc.	804	94,598
Skyworks Solutions, Inc.	169	14,536
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	3,537	217,702
Texas Instruments, Inc.	471	75,657

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Tokyo Electron Ltd. (Japan)	300	$78,929
		652,312
Software - 2.8%
Atlassian Corp. - Class A *	824	167,049
Microsoft Corp.	22,569	5,238,942
Salesforce, Inc.*	17,295	2,811,994
ServiceNow, Inc.*	6,431	2,705,779
		10,923,764
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	325	22,513
Total Information Technology		26,185,705
Materials - 2.5%
Chemicals - 2.1%
Air Liquide S.A. - ADR (France)	92,038	2,405,873
Air Liquide S.A. (France)	2,284	298,779
Dow, Inc.	540	25,240
Eastman Chemical Co.	199	15,285
FMC Corp.	44,967	5,346,576
International Flavors & Fragrances, Inc.	289	28,209
Linde plc (United Kingdom)	600	178,410
LyondellBasell Industries N.V. - Class A	275	21,024
PPG Industries, Inc.	196	22,379
		8,341,775
Containers & Packaging - 0.0%##
Packaging Corp. of America	144	17,310
Metals & Mining - 0.4%
Barrick Gold Corp. (Canada)	51,569	775,082
Newmont Corp.	15,277	646,523
Nucor Corp.	291	38,232
Steel Dynamics, Inc.	287	26,992
		1,486,829
Total Materials		9,845,914
Real Estate - 3.1%
Equity Real Estate Investment Trusts (REITS) - 3.1%
Agree Realty Corp.	1,720	118,164
American Homes 4 Rent - Class A	9,164	292,698
American Tower Corp.	810	167,824
Apple Hospitality REIT, Inc.	12,034	206,022
AvalonBay Communities, Inc.	1,289	225,730
Brandywine Realty Trust	9,214	60,444
Camden Property Trust	1,426	164,774
CareTrust REIT, Inc.	9,755	182,224
Community Healthcare Trust, Inc.	3,074	106,360
Cousins Properties, Inc.	7,066	167,888
Digital Realty Trust, Inc.	2,165	217,041
Equinix, Inc.	3,587	2,031,820
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Equity LifeStyle Properties, Inc.	4,220	$269,911
Essex Property Trust, Inc.	558	124,010
Extra Space Storage, Inc.	635	112,675
Flagship Communities REIT	8,256	118,887
Getty Realty Corp.	3,979	125,299
Healthcare Realty Trust, Inc.	10,377	210,965
Independence Realty Trust, Inc.	4,529	75,906
Invitation Homes, Inc.	7,644	242,238
Life Storage, Inc.	1,613	178,414
Mid-America Apartment Communities, Inc.	1,503	236,647
Prologis, Inc.	9,610	1,064,308
Public Storage	1,272	394,002
Rexford Industrial Realty, Inc.	5,033	278,224
SBA Communications Corp.	13,246	3,575,095
Sun Communities, Inc.	2,435	328,360
Terreno Realty Corp.	3,719	212,504
UDR, Inc.	7,670	304,959
Ventas, Inc.	2,933	114,768
Welltower, Inc.	3,382	206,437
Total Real Estate		12,114,598
Utilities - 0.5%
Electric Utilities - 0.5%
Evergy, Inc.	30,225	1,847,654
TOTAL COMMON STOCKS
(Identified Cost $146,429,601)		139,888,817

PREFERRED STOCKS - 0.2%

Health Care - 0.1%
Pharmaceuticals - 0.1%
Harrow Health, Inc., 8.625%, 4/30/2026	6,978	166,704

Information Technology - 0.1%
Software - 0.1%
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	10,000	58,500
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	19,581	372,431
Total Information Technology		430,931
TOTAL PREFERRED STOCKS
(Identified Cost $924,923)		597,635

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS - 13.2%

Non-Convertible Corporate Bonds- 13.2%
Communication Services - 1.8%
Entertainment - 0.7%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029[2]	3,300,000	$2,805,240
Interactive Media & Services - 1.1%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	5,250,000	4,420,429
Total Communication Services		7,225,669
Consumer Discretionary - 1.5%
Hotels, Restaurants & Leisure - 0.2%
Expedia Group, Inc., 3.25%, 2/15/2030	1,290,000	1,039,259
Internet & Direct Marketing Retail - 1.3%
Alibaba Group Holding Ltd.
(China), 2.125%, 2/9/2031	800,000	575,141
(China), 4.00%, 12/6/2037	2,860,000	1,946,091
Amazon.com, Inc., 3.30%, 4/13/2027	2,660,000	2,495,277
		5,016,509
Total Consumer Discretionary		6,055,768
Consumer Staples - 0.6%
Beverages - 0.6%
PepsiCo, Inc., 3.90%, 7/18/2032	2,360,000	2,183,041
Energy - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	179,000	169,082
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,220,000	1,199,407
Energy Transfer LP, 6.50%, 2/1/2042	2,728,000	2,498,290
PetroTal Corp. (Peru), 12.00%, 2/16/2024 (Acquired 06/15/2021-10/06/2021, cost $423,306)[4]	400,000	404,621
Total Energy		4,271,400
Financials - 2.6%
Banks - 1.7%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[5]	2,190,000	1,688,136
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[5]	2,100,000	1,783,366
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[5]	3,140,000	2,839,175
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	425,000	424,929
		6,735,606
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets - 0.5%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,070,000	$917,956
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,290,000	1,109,784
		2,027,740
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	475,000	454,201
Synergy One Lending, Inc., 5.50%, 10/14/2026	525,000	441,736
		895,937
Diversified Financial Services - 0.1%
FS Energy & Power Fund, 7.50%, 8/15/2023[2]	430,000	431,024
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Arbor Realty Trust, Inc., 8.00%, 4/30/2023 (Acquired 05/10/2021, cost $165,038)[4]	155,000	155,739
Total Financials		10,246,046
Health Care - 0.4%
Health Care Providers & Services - 0.4%
HCA, Inc., 4.125%, 6/15/2029	1,910,000	1,683,458
Industrials - 2.2%
Airlines - 0.7%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	142,995	141,516
Southwest Airlines Co., 5.125%, 6/15/2027	2,320,000	2,261,333
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028	461,355	387,324
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	75,932	68,003
		2,858,176
Commercial Services & Supplies - 0.1%
Airswift Global AS (United Kingdom) (3 mo. LIBOR US + 8.500%), 11.423%, 5/12/2025 (Acquired 05/03/2021- 08/05/2021, cost $503,000)[4,6]	500,000	496,474
Marine - 0.3%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	505,000	470,245
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[2]	500,000	494,375
		964,620

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Road & Rail - 0.3%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055	1,140,000	$1,054,515
Trading Companies & Distributors - 0.8%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,430,000	1,154,962
Air Lease Corp., 3.625%, 4/1/2027	1,220,000	1,074,660
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,220,000	1,062,890
		3,292,512
Total Industrials		8,666,297
Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
QUALCOMM, Inc., 4.25%, 5/20/2032	2,490,000	2,333,678
Materials - 0.3%
Metals & Mining - 0.3%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,280,000	1,084,053
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $89,149)[4,7]	497,000	50
Total Materials		1,084,103
Real Estate - 1.4%
Equity Real Estate Investment Trusts (REITS) - 1.4%
Crown Castle, Inc., 3.10%, 11/15/2029	1,640,000	1,364,820
IIP Operating Partnership LP, 5.50%, 5/25/2026	490,000	425,100
SBA Tower Trust, 1.884%, 1/15/2026[2]	520,000	454,894
Simon Property Group LP, 2.65%, 2/1/2032	4,230,000	3,211,007
Total Real Estate		5,455,821
Utilities - 0.7%
Independent Power and Renewable Electricity Producers - 0.7%
Vistra Operations Co. LLC
4.875%, 5/13/2024[2]	2,065,000	2,009,370
3.55%, 7/15/2024[2]	600,000	571,423
Total Utilities		2,580,793
TOTAL CORPORATE BONDS
(Identified Cost $61,038,124)		51,786,074

U.S. TREASURY SECURITIES - 26.3%

U.S. Treasury Bonds - 5.5%
U.S. Treasury Bond, 2.375%, 2/15/2042 (Identified Cost $24,554,037)	29,365,000	21,358,449
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes - 20.8%
U.S. Treasury Note
1.75%, 5/15/2023	11,825,000	$11,648,087
2.25%, 11/15/2025	16,705,000	15,662,243
2.00%, 11/15/2026	17,225,000	15,723,195
2.25%, 11/15/2027	33,920,000	30,814,200
1.375%, 11/15/2031	9,710,000	7,739,174
Total U.S. Treasury Notes
(Identified Cost $84,464,111)		81,586,899
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $109,018,148)		102,945,348

ASSET-BACKED SECURITIES - 6.1%

CF Hippolyta Issuer LLC
Series 2020-1, Class A1, 1.69%, 7/15/2060[2]	937,220	823,632
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	810,033	660,887
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[2]	1,702,916	1,432,210
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	672,169	598,501
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class A, 2.01%, 2/15/2029[2]	104,790	104,626
Series 2020-3A, Class A, 1.24%, 10/15/2029[2]	2,230,000	2,167,630
Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	1,800,000	1,710,411
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,100,000	1,793,101
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	1,050,994	847,014
Hotwire Funding LLC, Series 2021-1, Class A2, 2.311%, 11/20/2051[2]	1,950,000	1,662,641
Libra Solutions LLC, Series 2022-2A, Class A, 7.017%, 10/15/2034[2]	1,120,000	1,113,156
Navient Private Education Refi Loan Trust, Series 2020-FA, Class A, 1.22%, 7/15/2069[2]	610,194	546,694
Nelnet Student Loan Trust, Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 4.286%, 2/25/2045[2,6]	244,179	235,856
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	22,836	22,590
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	731,108	722,387
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	1,925,000	1,756,249
PEAR LLC
Series 2021-1, Class A, 2.60%, 1/15/2034 (Acquired 11/16/2021, cost $2,049,655)[4]	2,049,655	1,920,722

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

PEAR LLC (continued)
Series 2022-1, Class A1, 6.50%, 10/15/2034 (Acquired 10/14/2022, cost $899,280)[4]	900,000	$898,387
SLM Student Loan Trust, Series 2005-7, Class A4, (3 mo. LIBOR US + 0.150%), 4.508%, 10/25/2029[6]	417,660	412,515
SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.84%, 6/15/2037[2]	1,524,248	1,390,140
SoFi Professional Loan Program LLC
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	84,281	80,488
Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	321,439	308,386
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	808,317	737,504
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,8]	192,308	189,421
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,8]	146,822	144,065
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 4.586%, 10/25/2048[2,6]	327,341	321,369
Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	1,394,061	1,343,482
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $26,235,169)		23,944,064

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.6%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,8]	1,224,454	1,054,104
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,8]	47,915	45,846
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,8]	663,471	514,701
Credit Suisse Mortgage Capital Trust
Series 2013-7, Class A6, 3.50%, 8/25/2043[2,8]	139,536	121,858
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,8]	313,586	271,655
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,8]	275,876	235,619
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,8]	154,214	129,513
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,8]	60,329	52,479
Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	41,493	39,882
Series 2021-69, Class WJ, 1.50%, 10/25/2050	938,563	770,316
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	1,541,000	$1,419,827
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K030, Class X1 (IO), 0.140%, 4/25/2023[8]	49,087,219	16,560
Series K032, Class X1 (IO), 0.064%, 5/25/2023[8]	34,014,846	10,868
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	2,255,289	1,911,467
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[2]	110,502,416	12,446
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	294,864	275,181
GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 3.847%, 12/25/2051[2,6]	1,224,299	1,103,803
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,8]	973,960	826,279
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,8]	993,653	842,958
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,8]	1,124,574	891,573
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,8]	259,360	238,127
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,8]	13,159	11,073
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,8]	289,641	265,505
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,8]	333,049	304,921
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,8]	383,287	349,011
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,8]	293,917	256,949
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,8]	1,177,437	985,406
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,8]	1,880,966	1,440,616
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,8]	1,255,265	963,448
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[8]	246,302	204,975
Series 2013-6, Class A2, 3.00%, 5/25/2043[8]	473,770	408,019
Series 2013-7, Class A2, 3.00%, 6/25/2043[8]	168,535	144,672

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust (continued)
Series 2013-8, Class A1, 3.00%, 6/25/2043[8]		197,156	$170,870
Series 2017-6, Class A19, 3.50%, 9/25/2047[2,8]		82,779	71,536
Series 2020-1, Class A1, 3.50%, 2/25/2050[2,8]		79,160	68,384
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 4.883%, 11/15/2027[2,6]		1,910,953	1,339,776
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,8]		166,868	150,742
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,8]		84,014	74,361
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $21,518,257)			17,995,326

FOREIGN GOVERNMENT BONDS - 0.1%

Mexican Bonos (Mexico), 7.75%, 5/29/2031	MXN	1,081,000	48,026
Mexico Government International Bond (Mexico), 4.125%, 1/21/2026		200,000	192,715
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		380,000	354,721
TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $668,260)			595,462

MUNICIPAL BONDS - 1.2%

Clark County, Public Impt., Series A, G.O. Bond, 1.51%, 11/1/2028		2,530,000	2,043,248
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		1,835,000	1,247,379
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024		685,000	650,476
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028		955,000	803,580
TOTAL MUNICIPAL BONDS
(Identified Cost $6,081,589)			4,744,683

U.S. GOVERNMENT AGENCIES - 6.8%

Mortgage-Backed Securities - 6.8%
Fannie Mae
Pool #888810, UMBS, 5.50%, 11/1/2022		2	2
Pool #AD0462, UMBS, 5.50%, 10/1/2024		2,087	2,106
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA3463, UMBS, 4.00%, 9/1/2033	394,090	$381,489
Pool #MA1834, UMBS, 4.50%, 2/1/2034	268,759	258,736
Pool #MA1903, UMBS, 4.50%, 5/1/2034	194,393	187,143
Pool #889576, UMBS, 6.00%, 4/1/2038	172,587	178,933
Pool #MA3412, UMBS, 3.50%, 7/1/2038	320,805	294,624
Pool #995196, UMBS, 6.00%, 7/1/2038	371,038	384,941
Pool #AD0207, UMBS, 6.00%, 10/1/2038	63,756	66,101
Pool #AD0220, UMBS, 6.00%, 10/1/2038	20,380	21,144
Pool #MA0258, UMBS, 4.50%, 12/1/2039	312,588	302,768
Pool #AL1595, UMBS, 6.00%, 1/1/2040	261,329	270,939
Pool #AL0152, UMBS, 6.00%, 6/1/2040	358,981	372,182
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,195,384	1,850,532
Pool #MA4687, UMBS, 4.00%, 6/1/2042	2,394,383	2,210,374
Pool #AL7068, UMBS, 4.50%, 9/1/2042	104,936	101,639
Pool #AX5234, UMBS, 4.50%, 11/1/2044	336,930	325,300
Pool #BD1381, UMBS, 3.50%, 6/1/2046	60,708	54,415
Pool #BE7845, UMBS, 4.50%, 2/1/2047	67,442	64,605
Pool #AL8674, 5.657%, 1/1/2049	929,849	958,391
Pool #FS1179, UMBS, 3.50%, 12/1/2049	2,305,804	2,066,215
Pool #FS2696, UMBS, 3.00%, 12/1/2051	2,783,341	2,383,980
Pool #MA4600, UMBS, 3.50%, 5/1/2052	2,513,706	2,211,058
Pool #MA4644, UMBS, 4.00%, 5/1/2052	2,476,952	2,253,880
Pool #MA4733, UMBS, 4.50%, 9/1/2052	2,629,985	2,467,761
Pool #MA4807, UMBS, 5.50%, 11/1/2052	1,259,059	1,242,607
Freddie Mac
Pool #G12988, 6.00%, 1/1/2023	11	11
Pool #G13078, 6.00%, 3/1/2023	50	50
Pool #G13331, 5.50%, 10/1/2023	268	268
Pool #C91762, 4.50%, 5/1/2034	301,750	290,704
Pool #C91771, 4.50%, 6/1/2034	5,260	5,068
Pool #C91780, 4.50%, 7/1/2034	7,782	7,504
Pool #G03781, 6.00%, 1/1/2038	74,973	77,815

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #G03926, 6.00%, 2/1/2038	94,619	$98,205
Pool #G05900, 6.00%, 3/1/2040	52,711	54,709
Pool #G05906, 6.00%, 4/1/2040	47,378	49,173
Pool #A92889, 4.50%, 7/1/2040	569,689	551,578
Pool #G08772, 4.50%, 7/1/2047	63,144	60,456
Pool #ZS4751, UMBS, 3.50%, 1/1/2048	127,469	114,222
Pool #SD8044, UMBS, 3.00%, 2/1/2050	2,416,496	2,073,085
Pool #SD8230, UMBS, 4.50%, 6/1/2052	2,540,140	2,383,575
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $29,197,940)		26,678,288
SHORT-TERM INVESTMENT - 5.2%
Dreyfus Government Cash Management, Institutional Shares, 2.91%[9]
(Identified Cost $20,251,981)	20,251,981	20,251,981

TOTAL INVESTMENTS - 99.4%
(Identified Cost $421,363,992)		389,427,678
OTHER ASSETS, LESS LIABILITIES - 0.6%		2,203,336
NET ASSETS - 100%		$391,631,014

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $50,252,532, which represented 12.8% of the Series’ Net Assets.

3Security has been valued using significant unobservable inputs.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2022 was $3,875,993, or 1.0% of the Series’ Net Assets.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2022.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2022.

7Issuer filed for bankruptcy and/or is in default of interest payments.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

9Rate shown is the current yield as of October 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2022

ASSETS:

Investments in securities, at value (identified cost $421,363,992) (Note 2)	$389,427,678
Foreign currency, at value (identified cost $110)	109
Receivable for securities sold	2,761,173
Interest receivable	1,881,354
Foreign tax reclaims receivable	192,564
Dividends receivable	87,848
Receivable for fund shares sold	77,962
Prepaid expenses	29,101

TOTAL ASSETS	394,457,789

LIABILITIES:

Due to custodian	21,396
Accrued management fees (Note 3)	199,744
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	120,737
Accrued sub-transfer agent fees (Note 3)	105,549
Accrued fund accounting and administration fees (Note 3)	38,141
Directors’ fees payable (Note 3)	2,866
Accrued Chief Compliance Officer service fees (Note 3)	2,750
Payable for securities purchased	2,003,599
Payable for fund shares repurchased	213,409
Other payables and accrued expenses	118,584

TOTAL LIABILITIES	2,826,775

TOTAL NET ASSETS	$391,631,014

NET ASSETS CONSIST OF:

Capital stock	$313,464
Additional paid-in-capital	421,228,793
Total distributable earnings (loss)	(29,911,243)

TOTAL NET ASSETS	$391,631,014

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2022

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($186,398,048/14,951,018 shares)	$12.47
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($98,235,365/7,841,102 shares)[1]	$12.53
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($21,692,090/1,732,457 shares)[1]	$12.52
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($85,199,517/6,813,416 shares)[1]	$12.50
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($105,994/8,410 shares)	$12.60

[1]	Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2022

INVESTMENT INCOME:

Interest	$6,395,445
Dividends (net of foreign taxes withheld, $135,399)	2,700,044

Total Investment Income	9,095,489

EXPENSES:

Management fees (Note 3)	2,723,192
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	983,581
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	542,604
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	124,451
Sub-transfer agent fees (Note 3)	332,966
Fund accounting and administration fees (Note 3)	127,582
Directors’ fees (Note 3)	57,836
Chief Compliance Officer service fees (Note 3)	8,638
Custodian fees	34,286
Miscellaneous	411,090

Total Expenses	5,346,226
Less reduction of expenses (Note 3)	(1,244)

Net Expenses	5,344,982

NET INVESTMENT INCOME	3,750,507

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	777,061
Foreign currency and translation of other assets and liabilities	(16,908)

760,153
Net change in unrealized appreciation (depreciation) on-
Investments in securities	(84,943,716)
Foreign currency and translation of other assets and liabilities	(12,268)

(84,955,984)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(84,195,831)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(80,445,324)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,750,507	$2,401,756
Net realized gain (loss) on investments and foreign currency	760,153	40,746,447
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(84,955,984)	29,339,798

Net increase (decrease) from operations	(80,445,324)	72,488,001

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(14,925,675)	(14,688,897)
Class I	(11,807,969)	(9,739,740)
Class R	(2,294,244)	(2,614,376)
Class L	(9,164,505)	(7,813,969)
Class W	(15,840)	(18,293)

Total distributions to shareholders	(38,208,233)	(34,875,275)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	1,169,308	(3,097,475)

Net increase (decrease) in net assets	(117,484,249)	34,515,251

NET ASSETS:

Beginning of year	509,115,263	474,600,012

End of year	$391,631,014	$509,115,263

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.88	$14.57	$13.96	$13.13	$14.17

Income (loss) from investment operations:
Net investment income[1]	0.13	0.09	0.14	0.20	0.17
Net realized and unrealized gain (loss) on investments	(2.56)	2.13	1.11 [2]	1.28	(0.38)
Total from investment operations	(2.43)	2.22	1.25	1.48	(0.21)
Less distributions to shareholders:
From net investment income	(0.05)	(0.07)	(0.14)	(0.17)	(0.12)
From net realized gain on investments	(0.93)	(0.84)	(0.50)	(0.48)	(0.71)
Total distributions to shareholders	(0.98)	(0.91)	(0.64)	(0.65)	(0.83)
Net asset value - End of year	$12.47	$15.88	$14.57	$13.96	$13.13
Net assets - End of year (000’s omitted)	$186,398	$244,965	$237,656	$179,977	$318,691
Total return[3]	(16.27% )	15.78%	9.27% [2]	11.85%	(1.67% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.05%	1.07%	1.09%	1.10%
Net investment income	0.94%	0.59%	1.02%	1.53%	1.24%
Series portfolio turnover	69%	74%	105%	53%	74%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	0.00%	[4]	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 9.12%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.44	$15.49	$15.14	$14.52	$16.01
Income (loss) from investment operations:
Net investment income[2]	0.16	0.12	0.19	0.25	0.22
Net realized and unrealized gain (loss) on investments	(2.58)	2.25	1.17 [3]	1.39	(0.43)
Total from investment operations	(2.42)	2.37	1.36	1.64	(0.21)
Less distributions to shareholders:
From net investment income	(0.10)	(0.16)	(0.27)	(0.30)	(0.22)
From net realized gain on investments	(1.39)	(1.26)	(0.74)	(0.72)	(1.06)
Total distributions to shareholders	(1.49)	(1.42)	(1.01)	(1.02)	(1.28)
Net asset value - End of year	$12.53	$16.44	$15.49	$15.14	$14.52
Net assets - End of year (000’s omitted)	$98,235	$127,248	$108,333	$111,637	$125,647
Total return[4]	(16.09% )	16.10%	9.37% [3]	12.20%	(1.49% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.84%	0.85%	0.85%	0.85%
Net investment income	1.15%	0.79%	1.26%	1.76%	1.50%
Series portfolio turnover	69%	74%	105%	53%	74%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.00%	[5]	N/A	0.01%	0.02%	N/A

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.16. Excluding the proceeds from the settlement, the total return would have been 9.27%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.35	$15.32	$14.91	$14.20	$15.59
Income (loss) from investment operations:
Net investment income[2]	0.11	0.06	0.10	0.18	0.15
Net realized and unrealized gain (loss) on investments	(2.58)	2.23	1.17 [3]	1.37	(0.43)
Total from investment operations	(2.47)	2.29	1.27	1.55	(0.28)
Less distributions to shareholders:
From net investment income	(0.07)	(0.10)	(0.17)	(0.18)	(0.13)
From net realized gain on investments	(1.29)	(1.16)	(0.69)	(0.66)	(0.98)
Total distributions to shareholders	(1.36)	(1.26)	(0.86)	(0.84)	(1.11)
Net asset value - End of year	$12.52	$16.35	$15.32	$14.91	$14.20
Net assets - End of year (000’s omitted)	$21,692	$28,121	$32,824	$7,610	$16,537
Total return[4]	(16.43% )	15.62%	8.89% [3]	11.60%	(1.96% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.26%	1.26% [5]	1.35%	1.35%	1.35%
Net investment income	0.74%	0.39%	0.66%	1.26%	1.00%
Series portfolio turnover	69%	74%	105%	53%	74%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	0.01%	0.03%	N/A

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.16. These proceeds impacted the total return by less than 0.01%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Includes recoupment of past waived and/or reimbursed fees. Without recoupment the expense ratio would have been 1.25%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class L*1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.44	$15.49	$15.12	$14.47	$15.93
Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.01)	0.04	0.12	0.07
Net realized and unrealized gain (loss) on investments	(2.57)	2.23	1.18 [3]	1.40	(0.43)
Total from investment operations	(2.54)	2.22	1.22	1.52	(0.36)
Less distributions to shareholders:
From net investment income	(0.03)	(0.03)	(0.12)	(0.16)	(0.06)
From net realized gain on investments	(1.37)	(1.24)	(0.73)	(0.71)	(1.04)
Total distributions to shareholders	(1.40)	(1.27)	(0.85)	(0.87)	(1.10)
Net asset value - End of year	$12.50	$16.44	$15.49	$15.12	$14.47
Net assets - End of year (000’s omitted)	$85,200	$108,544	$95,532	$93,687	$98,571
Total return[4]	(16.89% )	14.94%	8.43% [3]	11.10%	(2.42% )
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.78%	1.77%	1.77%	1.80%	1.85%
Net investment income (loss)	0.22%	(0.13% )	0.33%	0.81%	0.50%
Series portfolio turnover	69%	74%	105%	53%	74%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	0.01%	N/A

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.17. Excluding the proceeds from the settlement, the total return would have been 8.32%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				4/1/19[1] TO
	10/31/22	10/31/21	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$15.99	$14.65	$14.00	$13.27
Income (loss) from investment operations:
Net investment income[2]	0.26	0.24	0.28	0.23
Net realized and unrealized gain (loss) on investments	(2.58)	2.15	1.11 [3]	0.59
Total from investment operations	(2.32)	2.39	1.39	0.82
Less distributions to shareholders:
From net investment income	(0.14)	(0.21)	(0.24)	(0.09)
From net realized gain on investments	(0.93)	(0.84)	(0.50)	(0.00)[4]
Total distributions to shareholders	(1.07)	(1.05)	(0.74)	(0.09)
Net asset value - End of period	$12.60	$15.99	$14.65	$14.00
Net assets - End of period (000’s omitted)	$106	$238	$255	$132
Total return[5]	(15.53% )	16.98%	10.31% [3]	6.25%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10% [6]
Net investment income	1.82%	1.54%	2.00%	3.15% [6]
Series portfolio turnover	69%	74%	105%	53%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.64%	0.63%	0.63%	0.64%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 10.16%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2022 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2022
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Pro-Blend® Extended Term Series - Class S2	(18.35%)	4.09%	5.63%
Pro-Blend® Extended Term Series - Class I2	(18.14%)	4.32%	5.87%
Pro-Blend® Extended Term Series - Class R2,3	(18.48%)	3.84%	5.36%
Pro-Blend® Extended Term Series - Class L2,3	(19.03%)	3.31%	4.82%
Pro-Blend® Extended Term Series - Class W2,4	(17.60%)	4.78%	5.97%
40/15/45 Blended Index[5]	(17.13%)	3.90%	5.96%
Bloomberg U.S. Aggregate Bond Index[6]	(15.68%)	(0.54%)	0.74%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2022 to the Bloomberg U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2022, this net expense ratio was 1.02% for Class S, 0.79% for Class I, 1.25% for Class R, 1.78% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.02% for Class S, 0.79% for Class I, 1.25% for Class R, 1.78% for Class L and 0.73% for Class W for the year ended October 31, 2022.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

Performance Update as of October 31, 2022 - Pro-Blend® Extended Term Series

(unaudited)

5The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/22	10/31/22	5/1/22 - 10/31/22	RATIO
Class S
Actual	$1,000.00	$904.70	$4.94	1.03%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Class I
Actual	$1,000.00	$905.70	$3.79	0.79%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%
Class R
Actual	$1,000.00	$904.40	$6.05	1.26%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.85	$6.41	1.26%
Class L
Actual	$1,000.00	$901.10	$8.53	1.78%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class W
Actual	$1,000.00	$908.80	$0.48	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Extended Term Series - as of October 31, 2022

(unaudited)

Asset Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]

Information Technology	9.4%
Health Care	8.6%
Industrials	6.3%
Financials	6.2%
Consumer Staples	6.1%
Communication Services	5.6%
Real Estate	5.2%
Consumer Discretionary	5.1%
Materials	3.6%
Utilities	1.1%
Energy	1.1%

[4]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]

Amazon.com, Inc.	2.0%
Johnson & Johnson	1.9%
Microsoft Corp.	1.8%
FMC Corp.	1.8%
Mastercard, Inc. - Class A	1.6%
Intercontinental Exchange, Inc.	1.6%
Alphabet, Inc. - Class A	1.4%
Visa, Inc. - Class A	1.4%
Unilever plc - ADR (United Kingdom)	1.3%
Mondelez International, Inc. - Class A	1.3%

5As a percentage of total investments.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS - 47.7%

Communication Services - 4.2%
Diversified Telecommunication Services - 0.2%
Cellnex Telecom S.A. - ADR (Spain)	16,300	$267,809
Cellnex Telecom S.A. (Spain)[2]	12,350	404,219
Helios Towers plc (Tanzania)*	131,635	189,132
Radius Global Infrastructure, Inc. - Class A*	52,288	488,893
		1,350,053
Entertainment - 1.2%
Activision Blizzard, Inc.	41,731	3,038,017
Electronic Arts, Inc.	25,970	3,271,181
Sea Ltd. - ADR (Singapore)*	3,460	171,893
Ubisoft Entertainment S.A. (France)*	8,402	230,516
		6,711,607
Interactive Media & Services - 2.1%
Alphabet, Inc. - Class A*	83,626	7,903,493
Auto Trader Group plc (United Kingdom)[2]	87,064	521,146
Meta Platforms, Inc. - Class A*	28,773	2,680,493
Tencent Holdings Ltd. (China)	7,900	207,587
		11,312,719
Media - 0.7%
Charter Communications, Inc. - Class A*	9,785	3,597,162
Comcast Corp. - Class A	5,373	170,539
Omnicom Group, Inc.	574	41,758
Paramount Global - Class B	1,208	22,131
		3,831,590
Total Communication Services		23,205,969
Consumer Discretionary - 3.9%
Distributors - 0.0%##
Genuine Parts Co.	373	66,342
Hotels, Restaurants & Leisure - 0.1%
Marriott Vacations Worldwide Corp.	971	143,475
McDonald’s Corp.	649	176,957
Playa Hotels & Resorts N.V.*	15,731	97,060
Restaurant Brands International, Inc. (Canada)	4,829	286,746
		704,238
Household Durables - 0.1%
Garmin Ltd.	457	40,234
Lennar Corp. - Class A	520	41,964
Nikon Corp. (Japan)	20,000	193,423
Sony Group Corp. (Japan)	4,400	296,712
		572,333
Internet & Direct Marketing Retail - 2.1%
Amazon.com, Inc.*	108,894	11,155,101
eBay, Inc.	939	37,410
MercadoLibre, Inc. (Brazil)*	415	374,172
		11,566,683

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail - 0.7%
Dollar Tree, Inc.*	21,426	$3,396,021
Target Corp.	523	85,903
		3,481,924
Specialty Retail - 0.1%
Best Buy Co., Inc.	597	40,841
The Home Depot, Inc.	1,052	311,529
Ross Stores, Inc.	557	53,299
The TJX Companies, Inc.	1,393	100,435
Tractor Supply Co.	181	39,778
		545,882
Textiles, Apparel & Luxury Goods - 0.8%
adidas AG - ADR (Germany)	27,665	1,348,945
adidas AG (Germany)	3,474	339,115
lululemon athletica, Inc. *	616	202,689
NIKE, Inc. - Class B	25,938	2,403,934
VF Corp.	736	20,792
		4,315,475
Total Consumer Discretionary		21,252,877
Consumer Staples - 5.7%
Beverages - 1.7%
The Coca-Cola Co.	88,683	5,307,677
Diageo plc (United Kingdom)	13,474	554,489
Heineken N.V. - ADR (Netherlands)	70,815	2,955,818
Heineken N.V. (Netherlands)	5,237	437,469
		9,255,453
Food & Staples Retailing - 0.1%
The Kroger Co.	1,390	65,733
Walgreens Boots Alliance, Inc.	1,312	47,888
Walmart, Inc.	2,366	336,753
		450,374
Food Products - 2.3%
Archer-Daniels-Midland Co.	977	94,749
Bunge Ltd.	384	37,901
Campbell Soup Co.	783	41,429
Conagra Brands, Inc.	1,185	43,489
Danone S.A. (France)	4,088	203,172
General Mills, Inc.	1,038	84,680
The J.M. Smucker Co.	277	41,733
Kerry Group plc - Class A (Ireland)	3,309	287,403
Mondelez International, Inc. - Class A	111,156	6,833,871
Nestle S.A. - ADR	38,039	4,135,220
Nestle S.A	7,343	799,350
Tyson Foods, Inc. - Class A	758	51,809
		12,654,806
Household Products - 0.2%
Colgate-Palmolive Co.	1,343	99,167

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products (continued)
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	368,600	$580,815
The Procter & Gamble Co.	2,186	294,389
		974,371
Personal Products - 1.4%
Beiersdorf AG (Germany)	5,374	515,878
L’Oreal S.A. (France)	364	114,298
Unilever plc - ADR (United Kingdom)	157,978	7,189,579
		7,819,755
Total Consumer Staples		31,154,759
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chevron Corp.	1,459	263,933
ConocoPhillips	1,356	170,978
Coterra Energy, Inc.	1,506	46,882
Devon Energy Corp.	1,002	77,505
Diamondback Energy, Inc.	321	50,432
EOG Resources, Inc.	741	101,161
Jonah Energy Parent LLC*3	6,986	231,796
Marathon Petroleum Corp.	752	85,442
Pioneer Natural Resources Co.	325	83,333
Total Energy		1,111,462
Financials - 4.1%
Banks - 0.4%
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	6,502	224,579
Citigroup, Inc.	3,076	141,065
Fifth Third Bancorp	1,658	59,174
FinecoBank Banca Fineco S.p.A. (Italy)	40,596	547,055
HDFC Bank Ltd. - ADR (India)	5,963	371,555
JPMorgan Chase & Co.	2,935	369,458
KeyCorp.	1,853	33,113
Regions Financial Corp.	2,449	53,756
U.S. Bancorp	2,463	104,554
		1,904,309
Capital Markets - 3.1%
Allfunds Group plc (United Kingdom)	33,105	208,190
Avanza Bank Holding AB (Sweden)	19,512	389,207
Deutsche Boerse AG (Germany)	2,845	462,653
Intercontinental Exchange, Inc.	90,064	8,607,417
Intermediate Capital Group plc (United Kingdom)	22,075	268,802
Moody’s Corp.	19,057	5,047,628
S&P Global, Inc.	5,785	1,858,431
		16,842,328

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance - 0.6%
Admiral Group plc - ADR (United Kingdom)	111,646	$2,577,906
Admiral Group plc (United Kingdom)	21,627	500,138
The Allstate Corp.	634	80,043
Chubb Ltd.	653	140,323
Cincinnati Financial Corp.	407	42,051
The Travelers Companies, Inc.	471	86,881
		3,427,342
Total Financials		22,173,979
Health Care - 8.3%
Biotechnology - 1.9%
BioMarin Pharmaceutical, Inc.*	43,921	3,804,876
Gilead Sciences, Inc.	1,979	155,272
Seagen, Inc.*	16,707	2,124,462
Vertex Pharmaceuticals, Inc.*	13,039	4,068,168
		10,152,778
Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	1,530	151,378
Alcon, Inc. (Switzerland)	51,602	3,131,209
Baxter International, Inc.	735	39,947
Getinge AB - Class B (Sweden)	23,076	468,281
IDEXX Laboratories, Inc.*	6,195	2,228,218
Intuitive Surgical, Inc.*	13,871	3,418,786
Medtronic plc	37,445	3,270,446
		12,708,265
Health Care Providers & Services - 0.0%##
Quest Diagnostics, Inc.	312	44,819
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	5,732	2,946,076
Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	2,519	195,147
Dechra Pharmaceuticals plc (United Kingdom)	10,453	314,241
Johnson & Johnson	59,175	10,294,675
Merck & Co., Inc.	2,714	274,657
Novartis AG - ADR (Switzerland)	82,409	6,685,842
Pfizer, Inc.	4,170	194,113
Royalty Pharma plc - Class A	1,009	42,701
Zoetis, Inc.	9,028	1,361,242
		19,362,618
Total Health Care		45,214,556
Industrials - 4.4%
Aerospace & Defense - 2.0%
Airbus SE (France)	2,804	303,403
BAE Systems plc - ADR (United Kingdom)	78,822	2,943,213
BAE Systems plc (United Kingdom)	52,732	493,232

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
General Dynamics Corp.	466	$116,407
L3Harris Technologies, Inc.	13,182	3,248,968
Lockheed Martin Corp.	351	170,825
Northrop Grumman Corp.	7,098	3,896,873
		11,172,921
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	390	38,111
United Parcel Service, Inc. - Class B	848	142,269
		180,380
Airlines - 0.1%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR (Mexico)*	17,374	145,594
Ryanair Holdings plc - ADR (Ireland)*	3,196	220,173
		365,767
Building Products - 0.1%
Assa Abloy AB - Class B (Sweden)	19,006	383,771
Johnson Controls International plc	1,372	79,356
Trane Technologies plc	352	56,190
		519,317
Commercial Services & Supplies - 0.7%
Cleanaway Waste Management Ltd. (Australia)	244,322	422,612
Copart, Inc.*	25,391	2,920,473
Republic Services, Inc.	597	79,174
Waste Management, Inc.	671	106,266
		3,528,525
Electrical Equipment - 0.0%##
Eaton Corp. plc	728	109,251
Emerson Electric Co.	1,061	91,882
		201,133
Industrial Conglomerates - 0.1%
3M Co.	859	108,054
Honeywell International, Inc.	904	184,434
		292,488
Machinery - 0.1%
Caterpillar, Inc.	796	172,302
Cummins, Inc.	314	76,776
Illinois Tool Works, Inc.	530	113,171
Parker-Hannifin Corp.	205	59,577
Rotork plc (United Kingdom)	114,092	334,413
Stanley Black & Decker, Inc.	292	22,919
		779,158
Road & Rail - 1.1%
Canadian National Railway Co. (Canada)	27,816	3,294,527
Norfolk Southern Corp.	12,238	2,791,121

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail (continued)
Union Pacific Corp.	826	$162,837
		6,248,485
Trading Companies & Distributors - 0.1%
Brenntag SE (Germany)	5,295	321,281
IMCD N.V. (Netherlands)	1,573	204,010
		525,291
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	13,000	103,669
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	616	95,517
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	431	100,604
		299,790
Total Industrials		24,113,255
Information Technology - 8.9%
Communications Equipment - 0.1%
Cisco Systems, Inc.	4,673	212,294
Motorola Solutions, Inc.	332	82,904
		295,198
Electronic Equipment, Instruments & Components - 0.1%
Keyence Corp. (Japan)	1,100	414,772
Softwareone Holding AG (Germany)	24,971	281,029
TE Connectivity Ltd. (Switzerland)	473	57,815
		753,616
IT Services - 4.6%
Adyen N.V. - ADR (Netherlands)*	159,730	2,295,320
Adyen N.V. (Netherlands)*2	327	466,825
Automatic Data Processing, Inc.	572	138,252
Broadridge Financial Solutions, Inc.	295	44,268
Keywords Studios plc (Ireland)	4,103	113,461
Mastercard, Inc. - Class A	26,340	8,644,261
PayPal Holdings, Inc.*	38,033	3,178,798
Snowflake, Inc. - Class A*	15,174	2,432,392
StoneCo Ltd. - Class A (Brazil)*	9,971	104,696
Visa, Inc. - Class A	36,152	7,489,248
		24,907,521
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.	837	119,373
Intel Corp.	5,101	145,022
Microchip Technology, Inc.	873	53,899
QUALCOMM, Inc.	1,446	170,136
Skyworks Solutions, Inc.	302	25,975
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	6,746	415,216
Texas Instruments, Inc.	834	133,965

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Tokyo Electron Ltd. (Japan)	600	$157,858
		1,221,444
Software - 3.9%
Atlassian Corp. - Class A *	1,535	311,191
Microsoft Corp.	42,564	9,880,381
Salesforce, Inc.*	35,451	5,763,978
ServiceNow, Inc.*	12,371	5,204,975
		21,160,525
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	615	42,601
Total Information Technology		48,380,905
Materials - 3.3%
Chemicals - 2.8%
Air Liquide S.A. - ADR (France)	172,916	4,520,024
Air Liquide S.A. (France)	4,319	564,985
Dow, Inc.	1,021	47,721
Eastman Chemical Co.	376	28,880
FMC Corp.	81,103	9,643,147
International Flavors & Fragrances, Inc.	547	53,393
Linde plc (United Kingdom)	1,135	337,492
LyondellBasell Industries N.V. - Class A	502	38,378
PPG Industries, Inc.	371	42,361
		15,276,381
Containers & Packaging - 0.0%##
Packaging Corp. of America	257	30,894
Metals & Mining - 0.5%
Barrick Gold Corp. (Canada)	99,389	1,493,817
Newmont Corp.	29,459	1,246,705
Nucor Corp.	551	72,390
Steel Dynamics, Inc.	514	48,342
		2,861,254
Total Materials		18,168,529
Real Estate - 4.1%
Equity Real Estate Investment Trusts (REITS) - 4.1%
Agree Realty Corp.	3,322	228,221
American Homes 4 Rent - Class A	17,300	552,562
American Tower Corp.	1,524	315,758
Apple Hospitality REIT, Inc.	22,719	388,949
AvalonBay Communities, Inc.	2,392	418,887
Brandywine Realty Trust	17,239	113,088
Camden Property Trust	2,595	299,852
CareTrust REIT, Inc.	18,363	343,021
Community Healthcare Trust, Inc.	5,779	199,953
Cousins Properties, Inc.	13,111	311,517
Digital Realty Trust, Inc.	4,181	419,145
Equinix, Inc.	6,945	3,933,926

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Equity LifeStyle Properties, Inc.	7,964	$509,377
Essex Property Trust, Inc.	1,078	239,575
Extra Space Storage, Inc.	1,159	205,653
Flagship Communities REIT	15,519	223,474
Getty Realty Corp.	7,481	235,577
Healthcare Realty Trust, Inc.	20,039	407,393
Independence Realty Trust, Inc.	8,404	140,851
Invitation Homes, Inc.	14,762	467,808
Life Storage, Inc.	2,993	331,056
Mid-America Apartment Communities, Inc.	2,741	431,570
Prologis, Inc.	17,776	1,968,692
Public Storage	2,404	744,639
Rexford Industrial Realty, Inc.	9,340	516,315
SBA Communications Corp.	23,245	6,273,825
Sun Communities, Inc.	4,518	609,252
Terreno Realty Corp.	7,183	410,437
UDR, Inc.	14,020	557,435
Ventas, Inc.	5,443	212,985
Welltower, Inc.	6,116	373,321
Total Real Estate		22,384,114
Utilities - 0.6%
Electric Utilities - 0.6%
Evergy, Inc.	55,420	3,387,825

TOTAL COMMON STOCKS		260,548,230
(Identified Cost $272,451,552)

PREFERRED STOCKS - 0.1%

Information Technology - 0.1%
Software - 0.1%
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026	1,300	4,979
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	14,200	83,070
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	27,453	522,156

TOTAL PREFERRED STOCKS		610,205
(Identified Cost $1,075,749)

CORPORATE BONDS - 10.5%

Non-Convertible Corporate Bonds- 10.5%
Communication Services - 1.4%
Entertainment - 0.5%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029[2]	3,450,000	2,932,751

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Interactive Media & Services - 0.9%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	5,520,000	$4,647,766

Total Communication Services		7,580,517

Consumer Discretionary - 1.2%
Hotels, Restaurants & Leisure - 0.2%
Expedia Group, Inc., 3.25%, 2/15/2030	1,480,000	1,192,329
Internet & Direct Marketing Retail - 1.0%
Alibaba Group Holding Ltd.
(China), 2.125%, 2/9/2031	780,000	560,762
(China), 4.00%, 12/6/2037	2,820,000	1,918,873
Amazon.com, Inc., 3.30%, 4/13/2027	2,830,000	2,654,749
		5,134,384
Total Consumer Discretionary		6,326,713

Consumer Staples - 0.4%
Beverages - 0.4%
PepsiCo, Inc., 3.90%, 7/18/2032	2,480,000	2,294,044

Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	179,000	169,082
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,401,000	1,377,352
Energy Transfer LP, 6.50%, 2/1/2042	2,960,000	2,710,754
PetroTal Corp. (Peru), 12.00%, 2/16/2024 (Acquired 06/15/2021-10/06/2021, cost $587,926)[4]	556,000	562,423

Total Energy		4,819,611

Financials - 2.1%
Banks - 1.3%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[5]	2,330,000	1,796,054
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[5]	2,230,000	1,893,765
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[5]	3,330,000	3,010,972
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	600,000	599,900
		7,300,691
Capital Markets - 0.4%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,235,000	1,059,510

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,460,000	$1,256,035
		2,315,545
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	635,000	607,194
Synergy One Lending, Inc., 5.50%, 10/14/2026	740,000	622,638
		1,229,832
Diversified Financial Services - 0.1%
FS Energy & Power Fund, 7.50%, 8/15/2023[2]	610,000	611,452
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Arbor Realty Trust, Inc., 8.00%, 4/30/2023 (Acquired 05/10/2021, cost $228,923)[4]	215,000	216,025
		11,673,545
Total Financials

Health Care - 0.3%
Health Care Providers & Services - 0.3%
HCA, Inc., 4.125%, 6/15/2029	2,060,000	1,815,667

Industrials - 1.9%
Airlines - 0.6%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	197,015	194,977
Southwest Airlines Co., 5.125%, 6/15/2027	2,440,000	2,378,299
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028	655,202	550,065
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	107,570	96,338
		3,219,679
Commercial Services & Supplies - 0.1%
Airswift Global AS (United Kingdom) (3 mo. LIBOR US + 8.500%), 11.423%, 5/12/2025 (Acquired 05/03/2021- 08/05/2021, cost $704,000)[4,6]	700,000	695,064

Marine - 0.3%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	715,000	665,792
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[2]	700,000	692,125
		1,357,917
Road & Rail - 0.2%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[5]	1,140,000	1,054,515

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors - 0.7%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,490,000	$1,203,421
Air Lease Corp., 3.625%, 4/1/2027	1,430,000	1,259,643
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,430,000	1,245,847
		3,708,911
Total Industrials		10,036,086
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
QUALCOMM, Inc., 4.25%, 5/20/2032	2,640,000	2,474,261

Materials - 0.2%
Metals & Mining - 0.2%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,520,000	1,287,314
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $118,233)[4,7]	653,000	65

Total Materials		1,287,379

Real Estate - 1.1%
Equity Real Estate Investment Trusts (REITS) - 1.1%
Crown Castle, Inc., 3.10%, 11/15/2029	1,720,000	1,431,397
IIP Operating Partnership LP, 5.50%, 5/25/2026	700,000	607,285
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $552,500)[4]	650,000	585,262
Simon Property Group LP, 2.65%, 2/1/2032	4,550,000	3,453,920

Total Real Estate		6,077,864

Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Vistra Operations Co. LLC
4.875%, 5/13/2024[2]	2,190,000	2,131,003
3.55%, 7/15/2024[2]	630,000	599,993

Total Utilities		2,730,996

TOTAL CORPORATE BONDS
(Identified Cost $66,939,122)		57,116,683

U.S. TREASURY SECURITIES - 21.9%

U.S. Treasury Bonds - 6.9%
U.S. Treasury Bond
2.375%, 2/15/2042	30,400,000	22,111,250

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Bonds (continued)
U.S. Treasury Bond (continued)
3.00%, 5/15/2047	20,060,000	$15,715,756
Total U.S. Treasury Bonds
(Identified Cost $48,353,994)		37,827,006
U.S. Treasury Notes - 15.0%
U.S. Treasury Note
1.75%, 5/15/2023	12,175,000	11,992,851
2.00%, 11/15/2026	13,090,000	11,948,716
2.25%, 11/15/2027	13,050,000	11,855,109
3.125%, 11/15/2028	34,110,000	32,042,081
1.375%, 11/15/2031	17,365,000	13,840,448
Total U.S. Treasury Notes
(Identified Cost $85,380,354)		81,679,205
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $133,734,348)		119,506,211

ASSET-BACKED SECURITIES - 4.8%

Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 8/15/2046[2]	1,800,000	1,512,378
CF Hippolyta Issuer LLC Series 2020-1, Class A1, 1.69%, 7/15/2060[2]	845,784	743,278
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	774,230	631,676
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[2]	1,619,846	1,362,346
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	657,092	585,077
Credit Acceptance Auto Loan Trust Series 2020-1A, Class A, 2.01%, 2/15/2029[2]	24,360	24,322
Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	1,900,000	1,805,435
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,150,000	1,835,793
KREF Ltd., Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.070%), 4.482%, 2/15/2039[2,6]	1,300,000	1,247,779
Navient Private Education Refi Loan Trust, Series 2020-FA, Class A, 1.22%, 7/15/2069[2]	594,467	532,604
Nelnet Student Loan Trust, Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 4.286%, 2/25/2045[2,6]	220,875	213,346
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/2061[2]	2,275,000	1,905,381
Oxford Finance Funding LLC Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	195,626	193,525
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	705,511	697,095

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

Oxford Finance Funding LLC (continued)
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	1,975,000	$1,801,866
PEAR LLC, Series 2021-1, Class A, 2.60%, 1/15/2034 (Acquired 11/16/2021, cost $2,095,801)[4]	2,095,801	1,963,966
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[2]	1,650,060	1,347,366
SMB Private Education Loan Trust
Series 2019-B, Class A2A, 2.84%, 6/15/2037[2]	1,463,278	1,334,534
Series 2020-B, Class A1A, 1.29%, 7/15/2053[2]	970,242	848,986
SoFi Professional Loan Program LLC
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	67,425	64,390
Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	378,704	363,326
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	825,546	753,223
Stack Infrastructure Issuer LLC,
Series 2021-1A, Class A2, 1.877%, 3/26/2046[2]	1,500,000	1,273,410
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,8]	154,841	152,518
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,8]	184,018	180,562
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 4.586%, 10/25/2048[2,6]	405,125	397,733
Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	1,152,852	1,111,025
Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, 3/20/2046[2]	1,601,021	1,331,500

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $29,507,326)		26,214,440

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.3%

Brean Asset Backed Securities Trust,
Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,8]	1,224,454	1,054,104
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,8]	45,672	43,699
Citigroup Mortgage Loan Trust, Inc.,
Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,8]	884,628	686,268
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,8]	175,120	149,566
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,8]	103,053	86,546
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,8]	59,795	52,015

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	31,918	$30,678
Series 2021-69, Class WJ, 1.50%, 10/25/2050	931,513	764,530
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	1,571,000	1,447,468
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K030, Class X1 (IO), 0.140%, 4/25/2023[8]	35,308,647	11,912
Series K032, Class X1 (IO), 0.064%, 5/25/2023[8]	24,876,644	7,948
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	2,030,696	1,721,113
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[2]	56,667,906	6,382
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	297,909	278,024
GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 3.847%, 12/25/2051[2,6]	1,246,640	1,123,946
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,8]	961,365	815,594
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,8]	993,653	842,958
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,8]	1,151,349	912,801
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,8]	205,923	189,064
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,8]	113,336	95,370
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,8]	207,772	190,459
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,8]	279,967	256,322
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,8]	312,576	284,624
OBX Trust, Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,8]	1,526,764	1,219,647
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,8]	282,702	247,145
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,8]	1,156,780	968,118
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,8]	1,880,966	1,440,616
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,8]	1,975,881	1,516,539

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM		SHARES/
SERIES		PRINCIPAL	VALUE
		AMOUNT[1]	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[8]		110,130	$91,651
Series 2013-6, Class A2, 3.00%, 5/25/2043[8]		521,527	449,149
Series 2013-7, Class A2, 3.00%, 6/25/2043[8]		112,981	96,984
Series 2013-8, Class A1, 3.00%, 6/25/2043[8]		126,901	109,981
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 4.883%, 11/15/2027[2,6]		1,278,105	896,084
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,8]		176,950	159,850
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,8]		47,612	42,141

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			18,289,296
(Identified Cost $21,997,360)

FOREIGN GOVERNMENT BONDS - 0.1%

Mexican Bonos (Mexico), 7.75%, 5/29/2031	MXN	972,000	43,183
Mexico Government International Bond (Mexico), 4.125%, 1/21/2026		200,000	192,715
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		440,000	410,730

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $717,807)			646,628

MUNICIPAL BONDS - 0.7%

Clark County, Public Impt., Series A, G.O. Bond, 1.51%, 11/1/2028		2,340,000	1,889,803
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		1,795,000	1,220,189
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024		635,000	602,996
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028		230,000	193,532

TOTAL MUNICIPAL BONDS
(Identified Cost $5,074,540)			3,906,520

U.S. GOVERNMENT AGENCIES - 5.7%

Mortgage-Backed Securities - 5.7%
Fannie Mae
Pool #888810, UMBS, 5.50%, 11/1/2022		1	1

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #990895, UMBS, 5.50%, 10/1/2023	1,239	$1,238
Pool #AD0462, UMBS, 5.50%, 10/1/2024	1,521	1,535
Pool #MA3463, UMBS, 4.00%, 9/1/2033	245,143	237,304
Pool #MA1834, UMBS, 4.50%, 2/1/2034	319,783	307,857
Pool #MA1903, UMBS, 4.50%, 5/1/2034	138,300	133,142
Pool #889576, UMBS, 6.00%, 4/1/2038	115,025	119,255
Pool #889579, UMBS, 6.00%, 5/1/2038	95,076	98,573
Pool #MA3412, UMBS, 3.50%, 7/1/2038	320,805	294,624
Pool #995196, UMBS, 6.00%, 7/1/2038	5,609	5,819
Pool #AD0207, UMBS, 6.00%, 10/1/2038	303,498	314,659
Pool #AD0220, UMBS, 6.00%, 10/1/2038	9,877	10,247
Pool #MA0258, UMBS, 4.50%, 12/1/2039	199,283	193,022
Pool #AL1595, UMBS, 6.00%, 1/1/2040	127,360	132,043
Pool #AL0152, UMBS, 6.00%, 6/1/2040	239,252	248,051
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,182,470	1,839,646
Pool #AL0241, UMBS, 4.00%, 4/1/2041	368,876	345,794
Pool #AI5172, UMBS, 4.00%, 8/1/2041	238,152	222,988
Pool #AL1410, UMBS, 4.50%, 12/1/2041	406,712	393,299
Pool #MA4687, UMBS, 4.00%, 6/1/2042	2,685,199	2,478,840
Pool #AL7729, UMBS, 4.00%, 6/1/2043	203,610	190,646
Pool #AX5234, UMBS, 4.50%, 11/1/2044	197,465	190,648
Pool #AS4103, UMBS, 4.50%, 12/1/2044	306,997	296,400
Pool #BC6764, UMBS, 3.50%, 4/1/2046	147,594	132,295
Pool #BD6997, UMBS, 4.00%, 10/1/2046	170,935	158,338
Pool #BE7845, UMBS, 4.50%, 2/1/2047	113,316	108,550
Pool #AL8674, 5.657%, 1/1/2049	793,958	818,330
Pool #FS1179, UMBS, 3.50%, 12/1/2049	2,498,685	2,239,055
Pool #FS2696, UMBS, 3.00%, 12/1/2051	3,150,859	2,698,767

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA4600, UMBS, 3.50%, 5/1/2052	2,722,776	$2,394,956
Pool #MA4644, UMBS, 4.00%, 5/1/2052	2,680,538	2,439,130
Pool #MA4733, UMBS, 4.50%, 9/1/2052	2,970,452	2,787,227
Pool #MA4807, UMBS, 5.50%, 11/1/2052	1,199,576	1,183,901
Freddie Mac
Pool #G12988, 6.00%, 1/1/2023	8	8
Pool #G13078, 6.00%, 3/1/2023	36	36
Pool #G13331, 5.50%, 10/1/2023	182	182
Pool #C91762, 4.50%, 5/1/2034	202,510	195,097
Pool #C91771, 4.50%, 6/1/2034	191,899	184,882
Pool #C91780, 4.50%, 7/1/2034	280,632	270,602
Pool #G03926, 6.00%, 2/1/2038	47,310	49,103
Pool #G05906, 6.00%, 4/1/2040	43,733	45,391
Pool #Q33778, 4.00%, 6/1/2045	271,582	253,586
Pool #SD8044, UMBS, 3.00%, 2/1/2050	2,614,786	2,243,196
Pool #SD1129, UMBS, 4.00%, 8/1/2051	2,949,310	2,725,456
Pool #SD8230, UMBS, 4.50%, 6/1/2052	2,297,760	2,156,135

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $34,101,469)		31,139,854

SHORT-TERM INVESTMENT - 5.1%

Dreyfus Government Cash Management, Institutional Shares, 2.91%[9]
(Identified Cost $27,848,320)	27,848,320	27,848,320

TOTAL INVESTMENTS - 99.9%
(Identified Cost $593,447,593)		545,826,387
OTHER ASSETS, LESS LIABILITIES - 0.1%		447,552
NET ASSETS - 100%		$546,273,939

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $56,138,335, which represented 10.3% of the Series’ Net Assets.

3Security has been valued using significant unobservable inputs.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2022 was $4,022,805, or 0.7% of the Series’ Net Assets.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2022.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2022.

7Issuer filed for bankruptcy and/or is in default of interest payments.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2022.

9Rate shown is the current yield as of October 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2022

ASSETS:

Investments in securities, at value (identified cost $593,447,593) (Note 2)	$545,826,387
Foreign currency, at value (identified cost $53)	53
Interest receivable	2,349,940
Receivable for securities sold	1,256,332
Foreign tax reclaims receivable	340,157
Dividends receivable	146,577
Receivable for fund shares sold	98,597
Prepaid expenses	29,280

TOTAL ASSETS	550,047,323

LIABILITIES:

Due to custodian	22,248
Accrued management fees (Note 3)	276,513
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	151,733
Accrued sub-transfer agent fees (Note 3)	88,544
Accrued fund accounting and administration fees (Note 3)	41,536
Directors’ fees payable (Note 3)	3,534
Accrued Chief Compliance Officer service fees (Note 3)	2,750
Payable for securities purchased	2,598,135
Payable for fund shares repurchased	422,673
Other payables and accrued expenses	165,718

TOTAL LIABILITIES	3,773,384

TOTAL NET ASSETS	$546,273,939

NET ASSETS CONSIST OF:

Capital stock	$322,797
Additional paid-in-capital	576,067,621
Total distributable earnings (loss)	(30,116,479)

TOTAL NET ASSETS	$546,273,939

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2022

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($276,522,961/16,363,036 shares)	$16.90

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($137,658,098/8,115,475 shares)[1]	$16.96

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($42,103,887/2,484,977 shares)[1]	$16.94

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($89,871,422/5,309,265 shares)[1]	$16.93

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($117,571/6,899 shares)	$17.04

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2022

INVESTMENT INCOME:

Interest	$7,352,225
Dividends (net of foreign taxes withheld, $255,649)	5,028,141

Total Investment Income	12,380,366

EXPENSES:

Management fees (Note 3)	3,845,905
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	1,025,407
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	806,855
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	244,399
Sub-transfer agent fees (Note 3)	284,555
Fund accounting and administration fees (Note 3)	143,459
Directors’ fees (Note 3)	81,654
Chief Compliance Officer service fees (Note 3)	8,638
Custodian fees	37,688
Miscellaneous	566,267

Total Expenses	7,044,827

Less reduction of expenses (Note 3)	(147)

Net Expenses	7,044,680

NET INVESTMENT INCOME	5,335,686

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	17,108,321
Foreign currency and translation of other assets and liabilities	(27,636)
17,080,685
Net change in unrealized appreciation (depreciation) on-
Investments in securities	(151,182,188)
Foreign currency and translation of other assets and liabilities	(21,576)
(151,203,764)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(134,123,079)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(128,787,393)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,335,686	$3,186,285
Net realized gain (loss) on investments and foreign currency	17,080,685	59,350,191
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(151,203,764)	68,718,914

Net increase (decrease) from operations	(128,787,393)	131,255,390

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(17,424,664)	(21,957,379)
Class I	(21,511,938)	(20,900,222)
Class R	(4,776,610)	(5,876,222)
Class L	(10,616,950)	(11,934,028)
Class W	(387)	(451)
Total distributions to shareholders	(54,330,549)	(60,668,302)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	2,073,496	19,291,832

Net increase (decrease) in net assets	(181,044,446)	89,878,920

NET ASSETS:

Beginning of year	727,318,385	637,439,465

End of year	$546,273,939	$727,318,385

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout
each year):
Net asset value - Beginning of year	$21.76	$19.12	$18.02	$16.85	$18.22
Income (loss) from investment operations:
Net investment income[1]	0.17	0.11	0.16	0.22	0.18
Net realized and unrealized gain (loss) on investments	(3.98)	3.80	1.72 [2]	1.87	(0.43)
Total from investment operations	(3.81)	3.91	1.88	2.09	(0.25)
Less distributions to shareholders:
From net investment income	(0.05)	(0.06)	(0.12)	(0.15)	(0.10)
From net realized gain on investments	(1.00)	(1.21)	(0.66)	(0.77)	(1.02)
Total distributions to shareholders	(1.05)	(1.27)	(0.78)	(0.92)	(1.12)
Net asset value - End of year	$16.90	$21.76	$19.12	$18.02	$16.85
Net assets - End of year (000’s omitted)	$276,523	$365,077	$334,977	$276,300	$308,334
Total return[3]	(18.35% )	21.19%	10.74% [2]	13.16%	(1.47% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.02%	1.01%	1.02%	1.05%	1.10%
Net investment income	0.91%	0.54%	0.87%	1.31%	1.03%
Series portfolio turnover	66%	66%	120%	61%	75%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.01%	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.70. Excluding the proceeds from the settlement, the total return would have been 10.63%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout
each year):
Net asset value - Beginning of year	$23.33	$22.09	$21.83		$21.56	$24.59
Income (loss) from investment operations:
Net investment income[2]	0.21	0.17	0.24		0.31	0.29
Net realized and unrealized gain (loss) on investments	(4.00)	4.22	2.00	[3]	2.27	(0.53)
Total from investment operations	(3.79)	4.39	2.24		2.58	(0.24)
Less distributions to shareholders:
From net investment income	(0.19)	(0.26)	(0.41)		(0.48)	(0.36)
From net realized gain on investments	(2.39)	(2.89)	(1.57)		(1.83)	(2.43)
Total distributions to shareholders	(2.58)	(3.15)	(1.98)		(2.31)	(2.79)
Net asset value - End of year	$16.96	$23.33	$22.09		$21.83	$21.56
Net assets - End of year (000’s omitted)	$137,658	$192,593	$149,603		$117,991	$126,834
Total return[4]	(18.14% )	21.48%	10.88%	[3]	13.36%	(1.15% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.79%	0.79%	0.81%	[5]	0.85%	0.85%
Net investment income	1.14%	0.75%	1.06%		1.51%	1.29%
Series portfolio turnover	66%	66%	120%		61%	75%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A		0.01%	0.01%

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.98. These proceeds impacted the total return by less than 0.01%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout
each year):
Net asset value - Beginning of year	$22.80	$21.08	$20.48		$19.87	$22.29
Income (loss) from investment operations:
Net investment income[2]	0.13	0.08	0.09		0.21	0.17
Net realized and unrealized gain (loss) on investments	(4.00)	4.05	1.96	[3]	2.09	(0.49)
Total from investment operations	(3.87)	4.13	2.05		2.30	(0.32)
Less distributions to shareholders:
From net investment income	(0.10)	(0.13)	(0.21)		(0.24)	(0.17)
From net realized gain on investments	(1.89)	(2.28)	(1.24)		(1.45)	(1.93)
Total distributions to shareholders	(1.99)	(2.41)	(1.45)		(1.69)	(2.10)
Net asset value - End of year	$16.94	$22.80	$21.08		$20.48	$19.87
Net assets - End of year (000’s omitted)	$42,104	$56,058	$52,600		$6,149	$11,138
Total return[4]	(18.48% )	20.86%	10.53%	[3]	12.73%	(1.65% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.25%	1.24%	1.31%	[5]	1.35%	1.35%
Net investment income	0.68%	0.31%	0.41%		1.02%	0.79%
Series portfolio turnover	66%	66%	120%		61%	75%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A		0.02%	0.01%

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements. 2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.94. Excluding the proceeds from the settlement, the total return would have been 10.43%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class L*1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout
each year):
Net asset value - Beginning of year	$23.08	$21.54	$21.10	$20.63	$23.31
Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.04)	0.02	0.11	0.06
Net realized and unrealized gain (loss) on investments	(4.03)	4.15	1.96 [3]	2.19	(0.51)
Total from investment operations	(4.00)	4.11	1.98	2.30	(0.45)
Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.15)	(0.21)	(0.08)
From net realized gain on investments	(2.11)	(2.55)	(1.39)	(1.62)	(2.15)
Total distributions to shareholders	(2.15)	(2.57)	(1.54)	(1.83)	(2.23)
Net asset value - End of year	$16.93	$23.08	$21.54	$21.10	$20.63
Net assets - End of year (000’s omitted)	$89,871	$113,582	$100,254	$100,804	$106,348
Total return[4]	(19.03% )	20.38%	9.87% [3]	12.26%	(2.13% )
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.78%	1.76%	1.77%	1.80%	1.85%
Net investment income (loss)	0.16%	(0.22% )	0.13%	0.57%	0.28%
Series portfolio turnover	66%	66%	120%	61%	75%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.00% [5]	0.01%

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.94. Excluding the proceeds from the settlement, the total return would have been 9.76%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				4/1/19[1] TO
	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$21.85	$19.18	$18.08	$17.04
Income (loss) from investment operations:
Net investment income[2]	0.39	0.30	0.33	0.23
Net realized and unrealized gain (loss) on investments	(4.04)	3.82	1.71 [3]	0.90
Total from investment operations	(3.65)	4.12	2.04	1.13
Less distributions to shareholders:
From net investment income	(0.16)	(0.24)	(0.28)	(0.09)
From net realized gain on investments	(1.00)	(1.21)	(0.66)	(0.00)[4]
Total distributions to shareholders	(1.16)	(1.45)	(0.94)	(0.09)

Net asset value - End of period	$17.04	$21.85	$19.18	$18.08
Net assets - End of period (000’s omitted)	$118	$7	$6	$5
Total return[5]	(17.60% )	22.34%	11.70% [3]	6.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	[6]
Net investment income	2.23%	1.44%	1.78%	2.20%	[6]
Series portfolio turnover	66%	66%	120%	61%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.63%	0.62%	0.62%	0.62%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.69. Excluding the proceeds from the settlement, the total return would have been 11.64%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2022 - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Maximum Term Series - Class S2	(21.39%)	6.87%	8.68%
Pro-Blend® Maximum Term Series - Class I2	(21.17%)	7.15%	8.96%
Pro-Blend® Maximum Term Series - Class R2,3	(21.59%)	6.64%	8.43%
Pro-Blend® Maximum Term Series - Class L2,3	(21.99%)	6.08%	7.88%
Pro-Blend® Maximum Term Series - Class W2,4	(20.58%)	7.64%	9.07%
Russell 3000® Index[5]	(16.52%)	9.87%	12.46%
65/20/15 Blended Index[6]	(17.91%)	6.35%	8.94%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2022 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2022, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.32% for Class R, 1.84% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for Class S, 0.90% for Class I, 1.32% for Class R, 1.84% for Class L and 0.79% for Class W for the year ended October 31, 2022.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Performance Update as of October 31, 2022 - Pro-Blend® Maximum Term Series

(unaudited)

6The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/22	ENDING ACCOUNT VALUE 10/31/22	EXPENSES PAID DURING PERIOD* 5/1/22 - 10/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$899.40	$5.27	1.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$900.80	$4.07	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class R
Actual	$1,000.00	$898.50	$6.36	1.33%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%
Class L
Actual	$1,000.00	$895.50	$8.89	1.86%
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.83	$9.45	1.86%
Class W
Actual	$1,000.00	$904.30	$0.48	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Maximum Term Series - as of October 31, 2022

(unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]
Information Technology	18.6%
Health Care	13.4%
Consumer Discretionary	10.1%
Financials	9.7%
Consumer Staples	9.5%
Industrials	8.8%
Communication Services	7.4%
Real Estate	4.1%
Materials	3.6%
Utilities	0.8%
Energy	0.5%

[4] Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Microsoft Corp.	2.7%
Amazon.com, Inc.	2.6%
The Coca-Cola Co.	2.0%
Mastercard, Inc. - Class A	2.0%
Salesforce, Inc.	1.9%
Mondelez International, Inc. - Class A	1.9%
Medtronic plc	1.8%
Johnson & Johnson	1.8%
Visa, Inc. - Class A	1.7%
ServiceNow, Inc.	1.6%

5As a percentage of total investments.

Investment Portfolio - October 31, 2022

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 82.7%

Communication Services - 7.0%
Diversified Telecommunication Services - 1.0%
Cellnex Telecom S.A. - ADR (Spain)	235,773	$3,873,750
Cellnex Telecom S.A. (Spain)[2]	5,300	173,470
Helios Towers plc (Tanzania)*	60,460	86,869
Radius Global Infrastructure, Inc. - Class A*	22,828	213,442
		4,347,531
Entertainment - 2.5%
Activision Blizzard, Inc.	30,385	2,212,028
Electronic Arts, Inc.	38,980	4,909,921
Sea Ltd. - ADR (Singapore)*	34,201	1,699,106
Ubisoft Entertainment S.A. - ADR (France)*	274,650	1,494,096
Ubisoft Entertainment S.A. (France)*	7,947	218,033
		10,533,184
Interactive Media & Services - 2.5%
Alphabet, Inc. - Class A*	73,872	6,981,643
Auto Trader Group plc (United Kingdom)[2]	74,853	448,054
Meta Platforms, Inc. - Class A*	32,568	3,034,035
Tencent Holdings Ltd. (China)	6,500	170,799
		10,634,531
Media - 1.0%
Charter Communications, Inc. - Class A*	11,424	4,199,691
Comcast Corp. - Class A	4,665	148,067
Omnicom Group, Inc.	545	39,649
Paramount Global - Class B	1,130	20,701
		4,408,108
Total Communication Services		29,923,354
Consumer Discretionary - 9.7%
Distributors - 0.0%##
Genuine Parts Co.	349	62,073
Hotels, Restaurants & Leisure - 1.2%
Domino’s Pizza, Inc.	13,770	4,574,945
Marriott Vacations Worldwide Corp.	411	60,730
McDonald’s Corp.	611	166,595
Playa Hotels & Resorts N.V*	7,055	43,529
Restaurant Brands International, Inc. (Canada)	2,842	168,758
		5,014,557
Household Durables - 1.0%
Garmin Ltd.	455	40,058
Lennar Corp. - Class A	476	38,413
Nikon Corp. (Japan)	16,800	162,475
Sony Group Corp. - ADR (Japan)	56,146	3,788,171
Sony Group Corp. (Japan)	3,600	242,765
		4,271,882
Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc.*	108,120	11,075,813

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Internet & Direct Marketing Retail (continued)
eBay, Inc.	866	$34,501
MercadoLibre, Inc. (Brazil)*	2,871	2,588,551
		13,698,865
Multiline Retail - 2.0%
Dollar General Corp.	15,925	4,061,671
Dollar Tree, Inc.*	28,050	4,445,925
Target Corp.	471	77,362
		8,584,958
Specialty Retail - 0.1%
Best Buy Co., Inc.	498	34,068
The Home Depot, Inc.	965	285,766
Ross Stores, Inc.	470	44,974
The TJX Companies, Inc.	1,334	96,181
Tractor Supply Co.	163	35,823
		496,812
Textiles, Apparel & Luxury Goods - 2.2%
adidas AG - ADR (Germany)	54,336	2,649,423
adidas AG (Germany)	2,942	287,184
lululemon athletica, Inc. *	12,078	3,974,145
NIKE, Inc. - Class B	25,473	2,360,838
VF Corp.	609	17,204
		9,288,794
Total Consumer Discretionary		41,417,941
Consumer Staples - 9.3%
Beverages - 4.2%
The Coca-Cola Co.	143,663	8,598,231
Constellation Brands, Inc. - Class A	23,763	5,871,362
Diageo plc (United Kingdom)	9,990	411,114
Heineken N.V. - ADR (Netherlands)	68,760	2,870,042
Heineken N.V. (Netherlands)	4,233	353,600
		18,104,349
Food & Staples Retailing - 0.1%
The Kroger Co.	1,269	60,011
Walgreens Boots Alliance, Inc.	1,259	45,953
Walmart, Inc.	2,244	319,389
		425,353
Food Products - 3.4%
Archer-Daniels-Midland Co.	916	88,834
Bunge Ltd.	343	33,854
Campbell Soup Co.	792	41,905
Conagra Brands, Inc.	1,205	44,224
Danone S.A. (France)	3,207	159,387
General Mills, Inc.	1,102	89,901
The J.M. Smucker Co.	282	42,486
Kerry Group plc - Class A (Ireland)	2,703	234,769
Mondelez International, Inc. - Class A	130,636	8,031,501
Nestle S.A. - ADR	45,989	4,999,464

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Nestle S.A	5,445	$592,736
Tyson Foods, Inc. - Class A	715	48,870
		14,407,931
Household Products - 0.2%
Colgate-Palmolive Co.	1,342	99,093
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	237,300	373,922
The Procter & Gamble Co.	2,132	287,116
		760,131
Personal Products - 1.4%
Beiersdorf AG (Germany)	3,757	360,654
L’Oreal S.A. (France)	236	74,105
Unilever plc - ADR (United Kingdom)	127,512	5,803,071
		6,237,830
Total Consumer Staples		39,935,594
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chevron Corp.	1,285	232,457
ConocoPhillips	1,149	144,877
Coterra Energy, Inc.	1,278	39,784
Devon Energy Corp.	775	59,946
Diamondback Energy, Inc.	242	38,021
EOG Resources, Inc.	583	79,591
Jonah Energy Parent LLC*3	2,449	81,258
Marathon Petroleum Corp.	652	74,080
Pioneer Natural Resources Co.	252	64,615
Total Energy		814,629
Financials - 8.9%
Banks - 2.7%
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	4,530	156,466
Citigroup, Inc.	2,800	128,408
East West Bancorp, Inc.	42,169	3,018,035
Fifth Third Bancorp.	1,387	49,502
FinecoBank Banca Fineco S.p.A. (Italy)	30,943	416,976
HDFC Bank Ltd. - ADR (India)	69,236	4,314,095
JPMorgan Chase & Co.	27,273	3,433,125
KeyCorp.	1,654	29,557
Regions Financial Corp.	2,213	48,576
U.S. Bancorp.	2,284	96,956
		11,691,696
Capital Markets - 5.6%
Allfunds Group plc (United Kingdom)	22,829	143,567
Avanza Bank Holding AB (Sweden)	14,298	285,203
BlackRock, Inc.	7,217	4,661,532
Cboe Global Markets, Inc.	16,495	2,053,627
Deutsche Boerse AG - ADR (Germany)	181,723	2,943,913

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
Deutsche Boerse AG (Germany)	1,851	$301,009
Intercontinental Exchange, Inc.	38,705	3,699,037
Intermediate Capital Group plc (United Kingdom)	22,260	271,055
Moody’s Corp.	21,787	5,770,723
S&P Global, Inc.	11,366	3,651,327
		23,780,993
Insurance - 0.6%
Admiral Group plc - ADR (United Kingdom)	85,791	1,980,914
Admiral Group plc (United Kingdom)	17,627	407,636
The Allstate Corp.	569	71,836
Chubb Ltd.	607	130,438
Cincinnati Financial Corp.	372	38,435
The Travelers Companies, Inc.	434	80,056
		2,709,315
Total Financials		38,182,004
Health Care - 13.1%
Biotechnology - 1.9%
BioMarin Pharmaceutical, Inc.*	34,414	2,981,285
Gilead Sciences, Inc.	1,768	138,717
Seagen, Inc.*	14,751	1,875,737
Vertex Pharmaceuticals, Inc.*	10,216	3,187,392
		8,183,131
Health Care Equipment & Supplies - 5.6%
Abbott Laboratories	1,372	135,746
Alcon, Inc. (Switzerland)	38,506	2,336,544
Align Technology, Inc.*	9,783	1,900,837
Baxter International, Inc.	699	37,991
Boston Scientific Corp.*	52,679	2,270,992
Getinge AB - Class B (Sweden)	18,808	381,670
Heska Corp.*	20,283	1,455,508
IDEXX Laboratories, Inc.*	12,264	4,411,116
Intuitive Surgical, Inc.*	13,837	3,410,405
Medtronic plc	86,448	7,550,368
		23,891,177
Health Care Providers & Services - 1.7%
CVS Health Corp.	32,136	3,043,279
Humana, Inc.	3,303	1,843,338
Quest Diagnostics, Inc.	317	45,537
UnitedHealth Group, Inc.	4,259	2,364,384
		7,296,538
Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	7,605	3,908,742
Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co.	2,619	202,894

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Dechra Pharmaceuticals plc (United Kingdom)	9,237	$277,685
Johnson & Johnson	43,215	7,518,114
Merck & Co., Inc.	2,571	260,185
Novartis AG - ADR (Switzerland)	39,136	3,175,104
Pfizer, Inc.	4,047	188,388
Royalty Pharma plc - Class A	911	38,553
Zoetis, Inc.	8,201	1,236,547
		12,897,470
Total Health Care		56,177,058
Industrials - 8.2%
Aerospace & Defense - 2.3%
Airbus SE (France)	2,120	229,392
BAE Systems plc - ADR (United Kingdom)	76,911	2,871,857
BAE Systems plc (United Kingdom)	33,739	315,580
General Dynamics Corp.	442	110,412
L3Harris Technologies, Inc.	13,104	3,229,743
Lockheed Martin Corp.	353	171,798
Northrop Grumman Corp.	5,157	2,831,244
		9,760,026
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	367	35,863
United Parcel Service, Inc. - Class B	798	133,881
		169,744
Airlines - 0.9%
Controladora Vuela Cia de Aviacion
S.A.B. de C.V. - ADR (Mexico)*	13,745	115,183
Ryanair Holdings plc - ADR (Ireland)*	56,531	3,894,421
		4,009,604
Building Products - 0.1%
Assa Abloy AB - Class B (Sweden)	14,093	284,567
Johnson Controls International plc	1,140	65,937
Trane Technologies plc	322	51,401
		401,905
Commercial Services & Supplies - 0.6%
Cleanaway Waste Management Ltd.
(Australia)	179,039	309,689
Copart, Inc.*	18,745	2,156,050
Republic Services, Inc.	587	77,848
Waste Management, Inc.	655	103,732
		2,647,319
Electrical Equipment - 0.0%##
Eaton Corp. plc	626	93,944
Emerson Electric Co.	995	86,167
		180,111

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates - 0.1%
3M Co.	834	$104,909
Honeywell International, Inc.	803	163,828
		268,737
Machinery - 0.2%
Caterpillar, Inc.	701	151,738
Cummins, Inc.	295	72,130
Illinois Tool Works, Inc.	473	101,000
Parker-Hannifin Corp.	185	53,765
Rotork plc (United Kingdom)	82,933	243,083
Stanley Black & Decker, Inc.	236	18,524
		640,240
Professional Services - 0.9%
Insperity, Inc.	33,087	3,904,928
Road & Rail - 1.8%
Canadian National Railway Co. (Canada)	35,419	4,195,026
Norfolk Southern Corp.	14,253	3,250,682
Union Pacific Corp.	785	154,755
		7,600,463
Trading Companies & Distributors - 0.5%
Brenntag SE - ADR (Germany)	146,104	1,763,475
Brenntag SE (Germany)	3,918	237,730
IMCD N.V. (Netherlands)	1,284	166,528
		2,167,733
Transportation Infrastructure - 0.8%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - ADR (Mexico)	14,359	915,673
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	8,300	66,189
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	8,329	1,291,495
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	4,338	1,012,576
		3,285,933
Total Industrials		35,036,743
Information Technology - 18.3%
Communications Equipment - 0.1%
Cisco Systems, Inc.	4,353	197,757
Motorola Solutions, Inc.	315	78,658
		276,415
Electronic Equipment, Instruments & Components - 1.3%
CDW Corp.	16,716	2,888,692
Cognex Corp.	40,686	1,880,914
Keyence Corp. (Japan)	800	301,652
Softwareone Holding AG (Germany)	21,483	241,774
TE Connectivity Ltd. (Switzerland)	450	55,004
		5,368,036

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 6.9%
Adyen N.V. - ADR (Netherlands)*	288,868	$4,151,033
Adyen N.V. (Netherlands)*2	223	318,355
Automatic Data Processing, Inc.	566	136,802
Broadridge Financial Solutions, Inc.	281	42,167
Keywords Studios plc (Ireland)	2,951	81,604
Mastercard, Inc. - Class A	25,579	8,394,516
PayPal Holdings, Inc.*	52,995	4,429,322
Snowflake, Inc. - Class A*	31,624	5,069,327
StoneCo Ltd. - Class A (Brazil)*	7,663	80,462
Visa, Inc. - Class A.	33,827	7,007,601
		29,711,189
Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc.	718	102,401
Intel Corp.	4,340	123,386
Microchip Technology, Inc.	715	44,144
NVIDIA Corp.	13,692	1,848,009
QUALCOMM, Inc.	1,231	144,839
Skyworks Solutions, Inc.	253	21,761
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	52,038	3,202,939
Texas Instruments, Inc.	740	118,866
Tokyo Electron Ltd. (Japan)	400	105,239
Universal Display Corp.	31,249	2,975,530
		8,687,114
Software - 8.0%
Atlassian Corp. - Class A *	1,180	239,221
DoubleVerify Holdings, Inc.*	123,583	3,612,331
Intuit, Inc.	8,947	3,824,843
Microsoft Corp.	49,067	11,389,923
Salesforce, Inc.*	49,638	8,070,642
ServiceNow, Inc.*	16,617	6,991,437
		34,128,397
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	558	38,653
Total Information Technology		78,209,804
Materials - 3.5%
Chemicals - 2.9%
Air Liquide S.A. - ADR (France)	117,486	3,071,084
Air Liquide S.A. (France)	3,537	462,688
Dow, Inc.	970	45,338
Eastman Chemical Co.	345	26,499
FMC Corp.	53,263	6,332,971
International Flavors & Fragrances, Inc.	520	50,757
Linde plc (United Kingdom)	7,831	2,328,548
LyondellBasell Industries N.V. - Class A	471	36,008
PPG Industries, Inc.	332	37,908
		12,391,801

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Containers & Packaging - 0.0%##
Packaging Corp. of America	254	$30,533
Metals & Mining - 0.6%
Barrick Gold Corp. (Canada)	91,278	1,371,909
Newmont Corp.	31,294	1,324,362
Nucor Corp.	469	61,617
Steel Dynamics, Inc.	481	45,238
		2,803,126
Total Materials		15,225,460
Real Estate - 3.8%
Equity Real Estate Investment Trusts (REITS) - 3.8%
Agree Realty Corp.	1,484	101,951
American Homes 4 Rent - Class A	7,663	244,756
American Tower Corp.	658	136,331
Apple Hospitality REIT, Inc.	9,707	166,184
AvalonBay Communities, Inc.	1,048	183,526
Brandywine Realty Trust	7,742	50,787
Camden Property Trust	1,158	133,807
CareTrust REIT, Inc.	8,045	150,281
Community Healthcare Trust, Inc.	2,636	91,206
Cousins Properties, Inc.	5,936	141,039
Digital Realty Trust, Inc.	1,868	187,267
Equinix, Inc.	8,695	4,925,196
Equity LifeStyle Properties, Inc.	3,506	224,244
Essex Property Trust, Inc.	482	107,120
Extra Space Storage, Inc.	506	89,785
Flagship Communities REIT	6,841	98,510
Getty Realty Corp.	3,257	102,563
Healthcare Realty Trust, Inc.	8,954	182,035
Independence Realty Trust, Inc.	3,805	63,772
Invitation Homes, Inc.	6,596	209,027
Life Storage, Inc.	1,281	141,691
Mid-America Apartment Communities, Inc.	1,263	198,859
Prologis, Inc.	7,593	840,925
Public Storage	1,055	326,786
Rexford Industrial Realty, Inc.	4,061	224,492
SBA Communications Corp.	21,893	5,908,921
Sun Communities, Inc.	1,964	264,845
Terreno Realty Corp.	3,209	183,362
UDR, Inc.	6,229	247,665
Ventas, Inc.	2,364	92,503
Welltower, Inc.	2,842	173,476
Total Real Estate		16,192,912
Utilities - 0.7%
Electric Utilities - 0.7%
Evergy, Inc.	46,610	2,849,269

TOTAL COMMON STOCKS
(Identified Cost $354,981,277)		353,964,768

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

PREFERRED STOCKS - 0.1%

Health Care - 0.0%##
Pharmaceuticals - 0.0%##
Harrow Health, Inc., 8.625%, 4/30/2026	4,374	$104,495
Information Technology - 0.1%
Software - 0.1%
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026	2,921	11,188
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	5,500	32,175
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	10,659	202,734
Total Information Technology		246,097
TOTAL PREFERRED STOCKS
(Identified Cost $594,179)		350,592

CORPORATE BONDS - 2.8%

Non-Convertible Corporate Bonds- 2.8%
Communication Services - 0.3%
Entertainment - 0.1%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029[2]	650,000	552,547
Interactive Media & Services - 0.2%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	990,000	833,567

Total Communication Services		1,386,114

Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Expedia Group, Inc., 3.25%, 2/15/2030	270,000	217,519
Internet & Direct Marketing Retail - 0.2%
Alibaba Group Holding Ltd.
(China), 2.125%, 2/9/2031	250,000	179,731
(China), 4.00%, 12/6/2037	460,000	313,008
Amazon.com, Inc., 3.30%, 4/13/2027	590,000	553,464
		1,046,203
Total Consumer Discretionary		1,263,722
Consumer Staples - 0.1%
Beverages - 0.1%
PepsiCo, Inc., 3.90%, 7/18/2032	480,000	444,008
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	123,352	116,518
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	251,000	246,763
Energy Transfer LP, 6.50%, 2/1/2042	610,000	558,635

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
PetroTal Corp. (Peru), 12.00%, 2/16/2024 (Acquired 06/15/2021-10/06/2021, cost $228,451)[4]	216,000	$218,495

Total Energy		1,140,411

Financials - 0.6%
Banks - 0.4%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[5]	480,000	370,002
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[5]	450,000	382,150
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[5]	680,000	614,853
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	225,000	224,963
		1,591,968
Capital Markets - 0.1%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	240,000	205,897
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	280,000	240,883
		446,780
Consumer Finance - 0.1%
Navient Corp., 6.75%, 6/25/2025	235,000	224,710
Synergy One Lending, Inc., 5.50%, 10/14/2026	285,000	239,799
		464,509
Diversified Financial Services - 0.0%##
FS Energy & Power Fund, 7.50%, 8/15/2023[2]	230,000	230,548
Mortgage Real Estate Investment Trusts (REITS) - 0.0%##
Arbor Realty Trust, Inc., 8.00%, 4/30/2023 (Acquired 05/10/2021, cost $85,181)[4]	80,000	80,381

Total Financials		2,814,186

Health Care - 0.1%
Health Care Providers & Services - 0.1%
HCA, Inc., 4.125%, 6/15/2029	400,000	352,557

Industrials - 0.5%
Airlines - 0.2%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	69,908	69,185
Southwest Airlines Co., 5.125%, 6/15/2027	454,000	442,520

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	37,966	$34,002
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028	304,727	255,829
		801,536
Marine - 0.1%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	275,000	256,074
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[2]	200,000	197,750
		453,824
Road & Rail - 0.0%##
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[5]	240,000	222,003
Trading Companies & Distributors - 0.2%
AerCap Ireland Capital DAC - AerCap
Global Aviation Trust (Ireland), 3.00%, 10/29/2028	300,000	242,300
Air Lease Corp., 3.625%, 4/1/2027	280,000	246,643
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	230,000	200,381
		689,324
Total Industrials		2,166,687

Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
QUALCOMM, Inc., 4.25%, 5/20/2032	445,000	417,063

Materials - 0.1%
Metals & Mining - 0.1%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	290,000	245,606
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $44,437)[4,6]	220,000	22

Total Materials		245,628

Real Estate - 0.3%
Equity Real Estate Investment Trusts (REITS) - 0.3%
Crown Castle, Inc., 3.10%, 11/15/2029	340,000	282,950
IIP Operating Partnership LP, 5.50%, 5/25/2026	230,000	199,537
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $208,250)[4]	245,000	220,599

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Simon Property Group LP, 2.65%, 2/1/2032	880,000	$668,011

Total Real Estate		1,371,097

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Vistra Operations Co. LLC
4.875%, 5/13/2024[2]	440,000	428,147
3.55%, 7/15/2024[2]	120,000	114,284

Total Utilities		542,431

TOTAL CORPORATE BONDS
(Identified Cost $14,188,166)		12,143,904

U.S. TREASURY SECURITIES - 9.5%

U.S. Treasury Bonds - 2.0%
U.S. Treasury Bond, 3.00%, 5/15/2047
(Identified Cost $10,518,460)	10,815,000	8,472,876

U.S. Treasury Notes - 7.5%
U.S. Treasury Note
1.75%, 5/15/2023	10,105,000	9,953,820
3.125%, 11/15/2028	21,515,000	20,210,653
1.375%, 11/15/2031	2,520,000	2,008,519

Total U.S. Treasury Notes
(Identified Cost $33,272,423)		32,172,992
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $43,790,883)		40,645,868

ASSET-BACKED SECURITIES - 0.0%##

Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	5,654	5,034
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01%, 2/15/2029[2]	1,258	1,256
Nelnet Student Loan Trust, Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 4.286%, 2/25/2045[2,7]	11,343	10,956
Oxford Finance Funding LLC Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	9,895	9,789
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	8,532	8,431
SoFi Professional Loan Program Trust Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	4,862	4,665
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	10,050	9,169

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Towd Point Mortgage Trust Series 2016-5, Class A1, 2.50%, 10/25/2056[2,8]	1,903	$1,874
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,8]	1,891	1,856
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 4.586%, 10/25/2048[2,7]	4,238	4,161
Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	11,923	11,490
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $72,752)		68,681

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%##

CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,8]	460	440
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,8]	2,080	1,777
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,8]	3,080	2,679
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	18,000	16,585
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	3,336	3,113
JP Morgan Mortgage Trust Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,8]	2,446	2,245
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,8]	5,801	4,882
New Residential Mortgage Loan Trust Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,8]	2,481	2,274
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,8]	3,425	3,135
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,8]	3,748	3,413
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,8]	3,409	2,980
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[8]	1,315	1,095
Series 2013-6, Class A2, 3.00%, 5/25/2043[8]	3,805	3,277
Series 2013-8, Class A1, 3.00%, 6/25/2043[8]	1,571	1,361
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 4.883%, 11/15/2027[2,7]	15,954	11,186

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,8]	9,074	$8,197

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Identified Cost $79,397)		68,639

MUNICIPAL BONDS - 0.0%##

New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024 (Identified Cost $126,354)	125,000	118,700

U.S. GOVERNMENT AGENCIES - 0.0%##

Mortgage-Backed Securities - 0.0%##
Fannie Mae
Pool #MA1834, UMBS, 4.50%, 2/1/2034	3,857	3,714
Pool #AD0207, UMBS, 6.00%, 10/1/2038	3,740	3,877
Pool #MA0258, UMBS, 4.50%, 12/1/2039	2,456	2,380
Pool #AL8674, 5.657%, 1/1/2049	9,745	10,044
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	2,533	2,440
Pool #C91771, 4.50%, 6/1/2034	2,358	2,272
Pool #C91780, 4.50%, 7/1/2034	3,405	3,283

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $31,499)		28,010

SHORT-TERM INVESTMENT - 3.9%

Dreyfus Government Cash Management, Institutional Shares, 2.91%[9]
(Identified Cost $16,734,528)	16,734,528	16,734,528

TOTAL INVESTMENTS - 99.0%
(Identified Cost $430,599,035)		424,123,690
OTHER ASSETS, LESS LIABILITIES - 1.0%		4,165,414
NET ASSETS - 100%		$428,289,104

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2022

ADR - American Depositary Receipt

Impt. - Improvement

LIBOR - London Interbank Offered Rate

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security. ## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $4,297,769, which represented 1.0% of the Series’ Net Assets.

3Security has been valued using significant unobservable inputs.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2022 was $519,497, or 0.1% of the Series’ Net Assets.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2022.

6Issuer filed for bankruptcy and/or is in default of interest payments.

7Floating rate security. Rate shown is the rate in effect as of October 31, 2022.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2022.

9Rate shown is the current yield as of October 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2022

ASSETS:

Investments in securities, at value (identified cost $430,599,035) (Note 2)	$424,123,690
Foreign currency, at value (identified cost $39)	39
Receivable for securities sold	4,303,352
Interest receivable	718,961
Foreign tax reclaims receivable	529,472
Dividends receivable	157,510
Receivable for fund shares sold	131,656
Prepaid expenses	24,571

TOTAL ASSETS	429,989,251

LIABILITIES:

Due to custodian	4,451
Accrued management fees (Note 3)	181,681
Accrued sub-transfer agent fees (Note 3)	117,837
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	109,496
Accrued fund accounting and administration fees (Note 3)	32,954
Directors’ fees payable (Note 3)	2,790
Accrued Chief Compliance Officer service fees (Note 3)	2,750
Payable for securities purchased	880,594
Payable for fund shares repurchased	159,913
Accrued transfer agent fees	150,375
Other payables and accrued expenses	57,306

TOTAL LIABILITIES	1,700,147

TOTAL NET ASSETS	$428,289,104

NET ASSETS CONSIST OF:

Capital stock	$193,576
Additional paid-in-capital	393,650,858
Total distributable earnings (loss)	34,444,670

TOTAL NET ASSETS	$428,289,104

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2022

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($249,883,690/11,310,070 shares)	$22.09

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($86,354,593/3,892,414 shares)[1]	$22.19

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($42,362,860/1,910,744 shares)[1]	$22.17

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($48,415,005/2,187,368 shares)[1]	$22.13

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($1,272,956/57,007 shares)	$22.33

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2022

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $245,520)	$5,455,044
Interest	1,557,473

Total Investment Income	7,012,517

EXPENSES:

Management fees (Note 3)	2,937,303
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	704,801
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	546,822
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	244,019
Sub-transfer agent fees (Note 3)	382,331
Fund accounting and administration fees (Note 3)	116,479
Directors’ fees (Note 3)	64,350
Chief Compliance Officer service fees (Note 3)	8,638
Transfer agent fees	482,023
Custodian fees	43,539
Miscellaneous	238,965

Total Expenses	5,769,270
Less reduction of expenses (Note 3)	(138,627)

Net Expenses	5,630,643

NET INVESTMENT INCOME	1,381,874

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	46,492,278
Foreign currency and translation of other assets and liabilities	(29,309)

46,462,969
Net change in unrealized appreciation (depreciation) on-
Investments	(166,494,966)
Foreign currency and translation of other assets and liabilities	(40,534)

(166,535,500)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(120,072,531)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(118,690,657)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,381,874	$46,859
Net realized gain (loss) on investments and foreign currency	46,462,969	55,669,443
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(166,535,500)	96,116,371

Net increase (decrease) from operations	(118,690,657)	151,832,673

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(18,792,228)	(9,526,092)
Class I	(17,907,893)	(6,315,814)
Class R	(5,663,011)	(2,873,640)
Class L	(8,253,452)	(4,221,206)
Class W	(52,825)	(27,673)

Total distributions to shareholders	(50,669,409)	(22,964,425)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	27,404,994	9,742,445

Net increase (decrease) in net assets	(141,955,072)	138,610,693

NET ASSETS:

Beginning of year	570,244,176	431,633,483

End of year	$428,289,104	$570,244,176

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$29.84	$22.70	$21.32	$20.59	$21.71
Income (loss) from investment operations:
Net investment income[1]	0.08	0.02	0.05	0.14	0.08
Net realized and unrealized gain (loss) on investments	(6.13)	7.95	2.40 [2]	2.44	0.42
Total from investment operations	(6.05)	7.97	2.45	2.58	0.50
Less distributions to shareholders:
From net investment income	(0.01)	—	(0.03)	(0.08)	(0.06)
From net realized gain on investments	(1.69)	(0.83)	(1.04)	(1.77)	(1.56)
Total distributions to shareholders	(1.70)	(0.83)	(1.07)	(1.85)	(1.62)

Net asset value - End of year	$22.09	$29.84	$22.70	$21.32	$20.59
Net assets - End of year (000’s omitted)	$249,884	$331,183	$261,094	$229,540	$248,691
Total return[3]	(21.39% )	35.82%	11.85% [2]	14.19%	2.24%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.33%	0.06%	0.25%	0.70%	0.35%
Series portfolio turnover	62%	49%	88%	73%	63%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	0.00% [4]	N/A	0.01%	0.03%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.37. Excluding the proceeds from the settlement, the total return would have been 11.70%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$33.24	$26.55	$26.72	$28.93	$32.84
Income (loss) from investment operations:
Net investment income[2]	0.14	0.09	0.14	0.25	0.20
Net realized and unrealized gain (loss) on investments	(6.23)	9.03	2.89 [3]	2.92	0.62
Total from investment operations	(6.09)	9.12	3.03	3.17	0.82
Less distributions to shareholders:
From net investment income	(0.17)	(0.08)	(0.25)	(0.37)	(0.31)
From net realized gain on investments	(4.79)	(2.35)	(2.95)	(5.01)	(4.42)
Total distributions to shareholders	(4.96)	(2.43)	(3.20)	(5.38)	(4.73)

Net asset value - End of year	$22.19	$33.24	$26.55	$26.72	$28.93
Net assets - End of year (000’s omitted)	$86,355	$120,573	$71,034	$79,352	$94,093
Total return[4]	(21.17% )	36.17%	12.23% [3]	14.44%	2.44%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.58%	0.31%	0.51%	0.94%	0.60%
Series portfolio turnover	62%	49%	88%	73%	63%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.05%	0.04%	0.04%	0.05%	0.03%

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.86. Excluding the proceeds from the settlement, the total return would have been 12.11%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$31.61	$24.71	$24.10	$24.81	$27.29
Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	(0.04)	(0.00)[3]	0.11	0.02
Net realized and unrealized gain (loss) on investments	(6.21)	8.52	2.68 [4]	2.68	0.55
Total from investment operations	(6.17)	8.48	2.68	2.79	0.57
Less distributions to shareholders:
From net investment income	(0.04)	(0.00)[3]	(0.08)	(0.12)	(0.07)
From net realized gain on investments	(3.23)	(1.58)	(1.99)	(3.38)	(2.98)
Total distributions to shareholders	(3.27)	(1.58)	(2.07)	(3.50)	(3.05)

Net asset value - End of year	$22.17	$31.61	$24.71	$24.10	$24.81
Net assets - End of year (000’s omitted)	$42,363	$54,899	$46,036	$13,767	$13,841
Total return[5]	(21.59% )	35.60%	11.69% [4]	13.84%	1.99%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.32%	1.29%	1.30%	1.34%	1.35%
Net investment income (loss)	0.12%	(0.12% )	(0.01% )	0.46%	0.11%
Series portfolio turnover	62%	49%	88%	73%	63%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.00% [6]	0.03%

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3Less than $(0.01).

4During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.65. Excluding the proceeds from the settlement, the total return would have been 11.60%.

5Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class L*1

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$32.87	$26.30	$26.30	$28.07	$31.65
Income (loss) from investment operations:
Net investment loss[2]	(0.10)	(0.21)	(0.10)	0.00 [3]	(0.13)
Net realized and unrealized gain (loss) on investments	(6.23)	8.95	2.84 [4]	2.92	0.62
Total from investment operations	(6.33)	8.74	2.74	2.92	0.49
Less distributions to shareholders:
From net investment income	—	—	(0.03)	(0.08)	—
From net realized gain on investments	(4.41)	(2.17)	(2.71)	(4.61)	(4.07)
Total distributions to shareholders	(4.41)	(2.17)	(2.74)	(4.69)	(4.07)

Net asset value - End of year	$22.13	$32.87	$26.30	$26.30	$28.07
Net assets - End of year (000’s omitted)	$48,415	$62,765	$52,854	$54,415	$52,560
Total return[5]	(21.99% )	34.77%	11.09% [4]	13.40%	1.40%

Ratios (to average net assets)/Supplemental Data:
Expenses**	1.84%	1.82%	1.81%	1.82%	1.85%
Net investment loss	(0.41% )	(0.65% )	(0.46% )	(0.03% )	(0.40% )
Series portfolio turnover	62%	49%	88%	73%	63%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.01%	0.03%

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3Less than $0.01.

4During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.81. Excluding the proceeds from the settlement, the total return would have been 10.87%.

5Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class W

	FOR THE YEAR ENDED			FOR THE PERIOD 4/1/19[1] TO 10/31/19
	10/31/22	10/31/21	10/31/20

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$30.11	$22.84	$21.39	$20.12
Income (loss) from investment operations:
Net investment income[2]	0.34	0.29	0.27	0.12
Net realized and unrealized gain (loss) on investments	(6.19)	8.01	2.41 [3]	1.24
Total from investment operations	(5.85)	8.30	2.68	1.36
Less distributions to shareholders:
From net investment income	(0.24)	(0.20)	(0.19)	(0.09)
From net realized gain on investments	(1.69)	(0.83)	(1.04)	(0.00)[4]
Total distributions to shareholders	(1.93)	(1.03)	(1.23)	(0.09)

Net asset value - End of period	$22.33	$30.11	$22.84	$21.39
Net assets - End of period (000’s omitted)	$1,273	$825	$615	$551
Total return[5]	(20.58% )	37.19%	12.97% [3]	6.79%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	[6]
Net investment income	1.34%	1.06%	1.25%	1.04%	[3]
Series portfolio turnover	62%	49%	88%	73%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.69%	0.67%	0.66%	0.65%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.38. Excluding the proceeds from the settlement, the total return would have been 12.82%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class S, I, R, L (formerly Class R2), W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Effective after the close of trading on November 4, 2022, the Board has approved a Reverse Stock Split for Classes I, L, and R of the Series. Shareholders who own Classes I, L, and R shares of the Series will receive a proportional number of Classes I, L, and R shares of the Series. The total dollar value of a shareholder’s investment in the Series will be unchanged and each shareholder will continue to own the same percentage (by value) of the Series following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split.

Reverse Stock Split Ratios for the impacted Series are as follows:

SERIES/CLASS	REVERSE STOCK SPLIT RATIO (old to new)
Pro-Blend® Conservative Term Series Class I	1 : 0.692071
Pro-Blend® Conservative Term Series Class L	1 : 0.649731
Pro-Blend® Conservative Term Series Class R	1 : 0.651270
Pro-Blend® Extended Term Series Class I	1 : 0.419216
Pro-Blend® Extended Term Series Class L	1 : 0.473967
Pro-Blend® Extended Term Series Class R	1 : 0.530327
Pro-Blend® Maximum Term Series Class I	1 : 0.353232
Pro-Blend® Maximum Term Series Class L	1 : 0.383285
Pro-Blend® Maximum Term Series Class R	1 : 0.523261
Pro-Blend® Moderate Term Series Class I	1 : 0.669604
Pro-Blend® Moderate Term Series Class L	1 : 0.679883
Pro-Blend® Moderate Term Series Class R	1 : 0.721733

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 52.5 million have been designated in each of the Series as Class R common stock, 25 million have been designated in each of

Notes to Financial Statements (continued)

1.	Organization (continued)

the Series as Class L (formerly Class R2) common stock, 100 million have been designated in each of the Series as Class W common stock and Class Z common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$6,141,588	$5,692,197	$449,391	$—
Consumer Discretionary	5,532,331	5,284,743	247,588	—
Consumer Staples	8,068,295	7,305,301	762,994	—
Energy	305,074	227,001	—	78,073
Financials	5,842,216	5,190,982	651,234	—
Health Care	11,971,301	11,784,796	186,505	—
Industrials	6,428,001	5,798,352	629,649	—
Information Technology	12,649,743	12,255,732	394,011	—
Materials	4,791,018	4,647,515	143,503	—
Real Estate	6,392,024	6,392,024	—	—
Utilities	914,749	914,749	—	—
Preferred securities:
Information Technology	476,743	476,743	—	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	170,378,570	—	170,378,570	—
States and political subdivisions
(municipals)	5,738,186	—	5,738,186	—
Corporate debt:
Communication Services	10,361,003	—	10,361,003	—
Consumer Discretionary	8,360,139	—	8,360,139	—
Consumer Staples	3,117,309	—	3,117,309	—
Energy	6,435,122	—	6,435,122	—
Financials	13,885,668	—	13,885,668	—
Health Care	2,397,386	—	2,397,386	—
Industrials	11,709,760	—	11,709,760	—
Information Technology	3,327,132	—	3,327,132	—
Materials	1,702,391	—	1,702,391	—
Real Estate	7,309,796	—	7,309,796	—
Utilities	3,679,940	—	3,679,940	—
Asset-backed securities	29,917,526	—	29,917,526	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Commercial mortgage-backed securities	$33,788,582	$—	$33,788,582	$—
Foreign government bonds	985,857	—	985,857	—
Short-Term Investment	11,350,808	11,350,808	—	—
Total assets	$393,958,258	$77,320,943	$316,559,242	$78,073

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$12,170,024	$11,343,514	$826,510	$—
Consumer Discretionary	11,208,561	10,768,611	439,950	—
Consumer Staples	16,344,926	14,798,286	1,546,640	—
Energy	640,530	467,198	—	173,332
Financials	12,061,891	10,649,573	1,412,318	—
Health Care	24,557,328	24,133,060	424,268	—
Industrials	12,911,686	11,602,918	1,308,768	—
Information Technology	26,185,705	25,407,272	778,433	—
Materials	9,845,914	9,547,135	298,779	—
Real Estate	12,114,598	12,114,598	—	—
Utilities	1,847,654	1,847,654	—	—
Preferred securities:
Health Care	166,704	166,704	—	—
Information Technology	430,931	430,931	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	129,623,636	—	129,623,636	—
States and political subdivisions (municipals)	4,744,683	—	4,744,683	—
Corporate debt:
Communication Services	7,225,669	—	7,225,669	—
Consumer Discretionary	6,055,768	—	6,055,768	—
Consumer Staples	2,183,041	—	2,183,041	—
Energy	4,271,400	—	4,271,400	—
Financials	10,246,046	—	10,246,046	—
Health Care	1,683,458	—	1,683,458	—
Industrials	8,666,297	—	8,666,297	—
Information Technology	2,333,678	—	2,333,678	—
Materials	1,084,103	—	1,084,103	—
Real Estate	5,455,821	—	5,455,821	—
Utilities	2,580,793	—	2,580,793	—
Asset-backed securities	23,944,064	—	23,944,064	—
Commercial mortgage-backed securities	17,995,326	—	17,995,326	—
Foreign government bonds	595,462	—	595,462	—
Short-Term Investment	20,251,981	20,251,981	—	—
Total assets	$389,427,678	$153,529,435	$235,724,911	$173,332

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$23,205,969	$21,653,369	$1,552,600	$—
Consumer Discretionary	21,252,877	20,423,627	829,250	—
Consumer Staples	31,154,759	28,242,700	2,912,059	—
Energy	1,111,462	879,666	—	231,796
Financials	22,173,979	19,797,934	2,376,045	—
Health Care	45,214,556	44,432,034	782,522	—
Industrials	24,113,255	21,650,533	2,462,722	—
Information Technology	48,380,905	46,946,960	1,433,945	—
Materials	18,168,529	17,603,544	564,985	—
Real Estate	22,384,114	22,384,114	—	—
Utilities	3,387,825	3,387,825	—	—
Preferred securities:
Information Technology	610,205	610,205	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	150,646,065	—	150,646,065	—
States and political subdivisions (municipals)	3,906,520	—	3,906,520	—
Corporate debt:
Communication Services	7,580,517	—	7,580,517	—
Consumer Discretionary	6,326,713	—	6,326,713	—
Consumer Staples	2,294,044	—	2,294,044	—
Energy	4,819,611	—	4,819,611	—
Financials	11,673,545	—	11,673,545	—
Health Care	1,815,667	—	1,815,667	—
Industrials	10,036,086	—	10,036,086	—
Information Technology	2,474,261	—	2,474,261	—
Materials	1,287,379	—	1,287,379	—
Real Estate	6,077,864	—	6,077,864	—
Utilities	2,730,996	—	2,730,996	—
Asset-backed securities	26,214,440	—	26,214,440	—
Commercial mortgage-backed securities	18,289,296	—	18,289,296	—
Foreign government bonds	646,628	—	646,628	—
Short-Term Investment	27,848,320	27,848,320	—	—
Total assets	$545,826,387	$275,860,831	$269,733,760	$231,796

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$29,923,354	$28,826,129	$1,097,225	$—
Consumer Discretionary	41,417,941	40,725,517	692,424	—
Consumer Staples	39,935,594	37,749,229	2,186,365	—
Energy	814,629	733,371	—	81,258
Financials	38,182,004	36,356,558	1,825,446	—
Health Care	56,177,058	55,517,703	659,355	—
Industrials	35,036,743	33,250,174	1,786,569	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Information Technology	$78,209,804	$77,161,180	$1,048,624	$—
Materials	15,225,460	14,762,772	462,688	—
Real Estate	16,192,912	16,192,912	—	—
Utilities	2,849,269	2,849,269	—	—
Preferred securities:
Health Care	104,495	104,495	—	—
Information Technology	246,097	246,097	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	40,673,878	—	40,673,878	—
States and political subdivisions (municipals)	118,700	—	118,700	—
Corporate debt:
Communication Services	1,386,114	—	1,386,114	—
Consumer Discretionary	1,263,722	—	1,263,722	—
Consumer Staples	444,008	—	444,008	—
Energy	1,140,411	—	1,140,411	—
Financials	2,814,186	—	2,814,186	—
Health Care	352,557	—	352,557	—
Industrials	2,166,687	—	2,166,687	—
Information Technology	417,063	—	417,063	—
Materials	245,628	—	245,628	—
Real Estate	1,371,097	—	1,371,097	—
Utilities	542,431	—	542,431	—
Asset-backed securities	68,681	—	68,681	—
Commercial mortgage-backed securities	68,639	—	68,639	—
Short-Term Investment	16,734,528	16,734,528	—	—
Total assets	$424,123,690	$361,209,934	$62,832,498	$81,258

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)

dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2022.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2022, the

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2019 through October 31, 2022. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Pro-Blend® Conservative Term Series and 0.60% for Pro- Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S, Class I, Class R and Class L shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series Class S, I, R and L	0.65%
Pro-Blend® Conservative Term Series Class Z	0.50%
Pro-Blend® Conservative Term Series Class W	0.10%
Pro-Blend® Moderate Term Series Class S, I, R and L	0.85%
Pro-Blend® Moderate Term Series Class Z	0.70%
Pro-Blend® Moderate Term Series Class W	0.10%
Pro-Blend® Extended Term Series Class S, I, R and L	0.85%
Pro-Blend® Extended Term Series Class Z	0.70%
Pro-Blend® Extended Term Series Class W	0.10%
Pro-Blend® Maximum Term Series Class S, I, R and L	0.85%
Pro-Blend® Maximum Term Series Class Z	0.70%
Pro-Blend® Maximum Term Series Class W	0.10%

The contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived the following management fees for Class W shares for the year ended October 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed the following expenses for Class S, Class I, Class R, Class L and Class W shares for the year ended October 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations:

	CLASS W	WAIVED
SERIES/CLASS	MANAGEMENT	OPERATING
	FEE WAIVER	EXPENSES
Pro-Blend® Conservative Term Series	$7,176	$651
Pro-Blend® Moderate Term Series	948	296

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

	CLASS W	WAIVED
SERIES/CLASS	MANAGEMENT	OPERATING
	FEE WAIVER	EXPENSES
Pro-Blend® Extended Term Series	140	7
Pro-Blend® Maximum Term Series	4,959	133,668

For the year ended October 31, 2022, the Advisor did not recoup any expenses from Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series that have been previously waived or reimbursed.

As of October 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

SERIES/CLASS	EXPIRING OCTOBER 31,
	2023	2024	2025	TOTAL
Pro-Blend® Conservative Term Series
Class W	$—	$473	$651	$1,124
Pro-Blend® Moderate Term Series
Class I	$10,501	$—	$231	$10,732
Class W	88	70	65	223
Pro-Blend® Extended Term Series
Class W	$1	$1	$7	$9
Pro-Blend® Maximum Term Series
Class S	$—	$2,390	$78,608	$80,998
Class I	27,075	34,927	54,276	116,278
Class W	352	513	784	1,649

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class L (formerly Class R2), Class R and Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares, 1.00% of average daily net assets attributable to Class L shares (formerly Class R2) and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and service fees on the Class I, Class W, and Class Z shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended October 31, 2022, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

SERIES	PURCHASES OTHER ISSUERS	GOVERNMENT	SALES OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$115,198,858	$238,212,822	$223,209,104	$200,075,030
Pro-Blend® Moderate Term Series	113,527,806	184,243,946	187,186,183	162,973,647
Pro-Blend® Extended Term Series	180,349,828	222,530,991	299,382,356	174,483,312
Pro-Blend® Maximum Term Series	189,901,721	102,575,456	247,974,194	83,786,377

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class R, Class L, and Class W shares were:

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,409,506	$18,859,937	2,627,284	$37,719,035
Reinvested	995,998	13,784,614	1,884,355	26,248,318
Repurchased	(4,324,953)	(57,249,359)	(4,881,589)	(70,589,555)
Total	(1,919,449)	$(24,604,808)	(369,950)	$(6,622,202)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	1,618,432	$21,737,857	2,325,069	$34,575,239
Reinvested	572,853	7,929,720	917,631	13,111,952
Repurchased	(2,848,860)	(37,876,504)	(1,968,891)	(29,211,438)
Total	(657,575)	$(8,208,927)	1,273,809	$18,475,753

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	229,494	$3,115,164	270,834	$4,011,558
Reinvested	123,261	1,710,937	205,635	2,959,418
Repurchased	(365,955)	(4,828,349)	(354,523)	(5,382,646)
Total	(13,200)	$(2,248)	121,946	$1,588,330

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	624,908	$8,349,634	931,848	$14,025,591
Reinvested	478,045	6,658,619	806,008	11,631,401
Repurchased	(1,370,535)	(18,277,900)	(988,932)	(14,841,387)
Total	(267,582)	$(3,269,647)	748,924	$10,815,605

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	69	$1,000
Reinvested	7,620	105,312	13,353	186,001
Repurchased	(9,932)	(135,340)	(69)	(1,011)
Total	(2,312)	$(30,028)	13,353	$185,990

PRO-BLEND® MODERATE TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,181,888	$30,600,280	1,614,853	$24,843,390
Reinvested	991,802	14,658,830	983,292	14,474,295
Repurchased	(3,643,927)	(50,646,440)	(3,493,124)	(53,428,645)
Total	(470,237)	$(5,387,330)	(894,979)	$(14,110,960)

PRO-BLEND® MODERATE TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	1,193,784	$17,258,488	1,929,398	$30,823,306
Reinvested	774,103	11,468,125	611,888	9,338,161
Repurchased	(1,863,686)	(26,263,636)	(1,797,538)	(28,907,712)
Total	104,201	$2,462,977	743,748	$11,253,755

PRO-BLEND® MODERATE TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	132,304	$1,855,921	201,083	$3,178,088
Reinvested	153,510	2,282,223	170,955	2,593,900
Repurchased	(273,152)	(3,846,606)	(793,991)	(12,496,099)
Total	12,662	$291,538	(421,953)	$(6,724,111)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	544,190	$7,741,309	577,422	$9,244,287
Reinvested	610,081	9,098,952	508,317	7,775,591
Repurchased	(938,769)	(12,948,038)	(658,242)	(10,495,927)
Total	215,502	$3,892,223	427,497	$6,523,951

PRO-BLEND® MODERATE TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,517	$19,816	—	$—
Reinvested	936	13,855	1,004	14,788
Repurchased	(8,911)	(123,771)	(3,574)	(54,898)
Total	(6,458)	$(90,100)	(2,570)	$(40,110)

PRO-BLEND® EXTENDED TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,307,069	$25,424,311	1,698,587	$35,117,336
Reinvested	835,517	17,111,400	1,102,635	21,558,365
Repurchased	(2,556,261)	(48,868,868)	(3,547,645)	(73,183,913)
Total	(413,675)	$(6,333,157)	(746,423)	$(16,508,212)

PRO-BLEND® EXTENDED TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	850,400	$16,897,234	1,823,181	$41,043,605
Reinvested	1,010,330	20,726,404	955,410	20,094,037
Repurchased	(1,996,764)	(38,267,547)	(1,297,015)	(29,381,299)
Total	(136,034)	$(643,909)	1,481,576	$31,756,343

PRO-BLEND® EXTENDED TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	169,770	$3,292,504	249,198	$5,443,969
Reinvested	231,940	4,771,524	285,597	5,866,204
Repurchased	(374,829)	(7,381,993)	(572,802)	(12,492,188)
Total	26,881	$682,035	(38,007)	$(1,182,015)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	396,428	$7,732,508	362,284	$8,035,158
Reinvested	510,214	10,538,700	571,296	11,896,801
Repurchased	(520,117)	(10,020,774)	(663,902)	(14,706,694)
Total	386,525	$8,250,434	269,678	$5,225,265

PRO-BLEND® EXTENDED TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,546	$117,706	—	$—
Reinvested	19	387	23	451
Repurchased	—	—	—	—
Total	6,565	$118,093	23	$451

PRO-BLEND® MAXIMUM TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,635,990	$40,831,792	1,488,799	$40,540,589
Reinvested	667,165	18,306,994	376,615	9,396,547
Repurchased	(2,090,093)	(53,924,008)	(2,270,873)	(61,653,091)
Total	213,062	$5,214,778	(405,459)	$(11,715,955)

PRO-BLEND® MAXIMUM TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	923,692	$24,106,098	1,506,265	$46,366,727
Reinvested	633,274	17,410,453	213,204	5,928,030
Repurchased	(1,292,882)	(32,673,632)	(766,778)	(23,530,321)
Total	264,084	$8,842,919	952,691	$28,764,436

PRO-BLEND® MAXIMUM TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	240,882	$6,189,729	175,071	$5,077,441
Reinvested	205,024	5,657,881	108,515	2,872,226
Repurchased	(272,329)	(6,732,049)	(409,783)	(11,803,883)
Total	173,577	$5,115,561	(126,197)	$(3,854,216)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/22		10/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	215,053	$5,455,555	177,365	$5,341,385
Reinvested	297,365	8,231,581	151,920	4,201,438
Repurchased	(233,839)	(6,159,931)	(431,243)	(13,004,456)
Total	278,579	$7,527,205	(101,958)	$(3,461,633)

PRO-BLEND® MAXIMUM TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	28,738	$678,083	2	$48
Reinvested	1,934	52,825	1,094	27,673
Repurchased	(1,050)	(26,377)	(643)	(17,908)
Total	29,622	$704,531	453	$9,813

[1]	Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

At October 31, 2022, the Advisor and its affiliates owned 0.4% of Pro-Blend® Moderate Term Series, less than 0.1% of Pro-Blend® Extended Term Series and 0.2% of Pro-Blend® Maximum Term Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended October 31, 2022, none of the Series borrowed under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on October 31, 2022.

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2022, none of the Series held any loan assignments.

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, utilization of tax equalization, investments in passive foreign investment companies (PFICs), real estate investment trusts, callable bonds and preferred securities. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2022, amounts were reclassified within the capital accounts to increase Additional Paid in Capital and decrease Total Distributable Earnings (Loss) by $2,543,777, $1,204,658, $2,785,114, and $4,843,608 for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21
Ordinary income	$15,712,277	$39,150,066	$21,751,253	$16,739,550
Long-term capital gains	15,215,704	16,449,912	16,456,980	18,135,725

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21
Ordinary income	$35,123,002	$26,352,090	$25,463,205	$1,754,535
Long-term capital gains	19,207,547	34,316,212	25,206,204	21,209,890

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At October 31, 2022, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized depreciation were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$430,680,032	$421,447,725	$593,611,376	$431,683,147

Unrealized appreciation	6,076,097	12,458,113	24,315,298	48,184,695
Unrealized depreciation	(42,797,871)	(44,478,160)	(72,100,287)	(55,744,152)
Net unrealized depreciation	$(36,721,774)	$(32,020,047)	$(47,784,989)	$(7,559,457)
Undistributed ordinary income	$3,343,377	$1,913,104	$3,647,478	$772,975
Undistributed long-term capital gains	$5,618,792	$240,247	$14,042,975	$41,268,393
Capital loss carryforwards	$(338,982)	—	—	—

At October 31, 2022, Pro-Blend® Conservative Term Series had net short-term capital loss carryforwards of $20,936 and long-term capital loss carryforwards of $318,046, respectively, available, to the extent allowed by the Internal Revenue Code, to offset future net capital gain, if any, which may be carried forward indefinitely.

For the year ended October 31, 2022, the capital loss carryover utilized by Pro-Blend® Conservative Term Series was $752.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (four of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 20, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$2,207,553
Pro-Blend® Moderate Term Series	2,558,761
Pro-Blend® Extended Term Series	4,808,509
Pro-Blend® Maximum Term Series	4,796,099

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (“DRD”) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	9.60%
Pro-Blend® Moderate Term Series	7.00%
Pro-Blend® Extended Term Series	8.08%
Pro-Blend® Maximum Term Series	12.76%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2022 as follows:

Series
Pro-Blend® Conservative Term Series	$7,628,173
Pro-Blend® Moderate Term Series	399,513
Pro-Blend® Extended Term Series	17,110,150
Pro-Blend® Maximum Term Series	48,335,212

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address any aberrational underperformance observed. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the

Renewal of Investment Advisory Agreement

(unaudited)

Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors3

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) – Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 – PMSV Holdings LLC (investments); Managing Member (2010-2016) – VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Directors’ and Officers’ Information

(unaudited)

Independent Directors3 (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:

Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	35
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Treasurer Services since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) – Henderson Global Investors N.A., Inc.

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/ Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

3Ms. Margaret McLaughlin, who served as an Independent Director of the Fund as of October 31, 2022, resigned as of November 4, 2022.

{This page intentionally left blank}

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/22-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Rainier International Discovery Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Rainier International Discovery Series

Fund Commentary

(unaudited)

Investment Objective

To seek long-term capital appreciation. The Series invests primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase.

Performance Commentary

Broad international equity markets posted negative double digit returns for the twelve-month period ending October 31, 2022. During the period, larger-cap stocks generally outperformed smaller-cap stocks and value outperformed growth, both of which were headwinds for the Series. In terms of sectors, Energy and Utilities posted strong returns while areas like Information Technology and Consumer Discretionary broadly lagged. On a regional basis, developed markets notably outperformed emerging markets.

The Rainier International Discovery Series Class S shares delivered negative absolute returns and also trailed its benchmark, the MSCI ACWI ex USA Small Cap Index, returning -34.4% and -27.8% respectively.

Security selection was the primary driver of relative underperformance, though geographic and sector allocations also detracted from performance to a lesser extent. An underweight allocation to the Energy sector, which was the only sector to deliver positive returns over the past year, was a main detractor, along with an overweight allocation to the Health Care sector. Stock selection within the Industrials, Financials, Health Care, and Information Technology sectors also detracted, as the Series’ investment style geared toward quality growth companies was generally out of favor during the period. From a geographic perspective, an underweight to the Asia/ Pacific region of the world (notably Japan) and an overweight to developed Europe (Sweden, for instance) detracted from relative returns as well.

Specific companies that notably detracted from performance included Arjo (a Swedish medical technology company), Nihon M&A (a Japanese provider of merger & acquisition services), and Royal Unibrew (the leading beverage distributor in Denmark). Arjo & Nihon M&A were both removed from the portfolio, while Royal Unibrew remains.

Specific positive contributors to relative performance included Varun Beverages (Indian company that is the largest non-U.S. distributor of PepsiCo products), Indian Hotels (high-quality Indian hospitality enterprise), and Hexatronic Group (a Swedish manufacturer of fiberoptic products). All three continue to be positions in the portfolio.

The Series continues to maintain exposure to several important trends that we think will be crucial to global economic development moving forward, including automation, global digitization, remote connectivity, software as a service, healthcare innovation, and renewable energy. The portfolio remains underweight to emerging markets, but its allocation has increased over the past year, most notably in India where the team is finding several attractive opportunities.

Rainier’s international small-cap investment process and approach, as always, has been steady and disciplined throughout the year. The team remains focused on investing in what they believe are strong, essential, and innovative businesses that are of high quality and have the potential to lead the global economy for years to come. This is consistent with the team’s long-term philosophy of investing in companies with dominant market positions, innovative leadership, and the ability to deliver financial results to shareholders.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the ACWIxUS Small Cap Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Funds whose investments are concentrated in foreign and emerging market countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. Additionally, the Series is subject to portfolio turnover risk as it may buy and sell investments frequently, which may result in higher expenses and an increase in realized capital gains and potential tax implications for shareholders.

2

Rainier International Discovery Series

Performance Update as of October 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Rainier International Discovery Series - Class S2,3	(34.40%)	2.42%	8.66%
Rainier International Discovery Series - Class I2,3	(34.25%)	2.69%	8.92%
Rainier International Discovery Series - Class W2,4	(33.57%)	3.48%	9.34%
Rainier International Discovery Series - Class Z2,3	(34.17%)	2.83%	9.00%
MSCI ACWI ex USA Small Cap Index[5]	(27.75%)	(0.29%)	4.77%

The following graph compares the value of a $1,000,000 investment in the Rainier International Discovery Series - Class I for the ten years ended October 31, 2022 to the MSCI ACWI ex USA Small Cap Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2022, this net expense ratio was 1.39% for Class S, 1.12% for Class I, 0.10% for Class W and 1.00% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.39% for Class S, 1.12% for Class I, 1.02% for Class W and 1.02% for Class Z for the year ended October 31, 2022.

3The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on August 21, 2017. For periods prior to August 21, 2017, performance for the Class I and Z Shares is based on the historical performance of the Predecessor Fund’s Institutional Shares, and will differ to the extent that the Predecessor Fund’s Institutional Shares had a higher expense ratio. For periods between November 30, 2012 and August 21, 2017, performance for Class S is based on the historical performance of the Predecessor Fund’s Class A Shares; performance prior to November 30, 2012 is based on the historical performance of the Predecessor Fund’s Institutional Shares and adjusted for the Predecessor Fund’s Class A Shares expenses. If the sales charges were reflected or if performance had been adjusted to reflect the Class S Shares’ expenses, the performance would have been different depending on total expenses incurred by the Predecessor Fund.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

3

Rainier International Discovery Series

Performance Update as of October 31, 2022

(unaudited)

5The MSCI ACWI ex USA Small Cap Index is designed to measure a small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index data referenced herein is the property of MSCI, its affiliates (“MSCI”) and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

4

Rainier International Discovery Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/22	ENDING ACCOUNT VALUE 10/31/22	EXPENSES PAID DURING PERIOD* 5/1/22 - 10/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$848.00	$6.47	1.39%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.20	$7.07	1.39%
Class I
Actual	$1,000.00	$848.80	$5.17	1.11%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class W
Actual	$1,000.00	$853.50	$0.47	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$849.40	$4.66	1.00%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

Rainier International Discovery Series

Portfolio Composition as of October 31, 2022

(unaudited)

Country Allocation[1,2]

1As a percentage of net assets. [2]Allocations are based on country of risk. [3]Miscellaneous

Austria 0.7%
Belgium 0.6%
Ireland 0.7%
South Africa 0.5%
South Korea 0.7%
Spain 0.6%
Switzerland 0.4%

6

Rainier International Discovery Series

Portfolio Composition as of October 31, 2022

(unaudited)

Sector Allocation[4]

4As a percentage of net assets.

7

Rainier International Discovery Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 94.5%

Communication Services - 1.9%
Diversified Telecommunication Services - 1.2%
Internet Initiative Japan, Inc. (Japan)	491,200	$7,710,090
Interactive Media & Services - 0.4%
Auto Trader Group plc (United Kingdom)[1]	440,155	2,634,672
Media - 0.3%
Future plc (United Kingdom)	122,458	1,716,202
Total Communication Services		12,060,964
Consumer Discretionary - 12.7%
Hotels, Restaurants & Leisure - 3.6%
Indian Hotels Co. Ltd. (India)	4,755,110	19,184,008
Trainline plc (United Kingdom)*1	1,083,241	4,133,002
		23,317,010
Household Durables - 0.8%
Nikon Corp. (Japan)	552,400	5,342,334
Internet & Direct Marketing Retail - 0.5%
BuySell Technologies Co. Ltd. (Japan)	78,900	3,292,464
Leisure Products - 0.5%
KMC Kuei Meng International, Inc. (Taiwan)	533,000	2,305,442
MIPS AB (Sweden)[1]	33,160	1,072,466
		3,377,908
Specialty Retail - 3.8%
Com7 PCL - NVDR (Thailand)	6,744,300	5,363,348
Nextage Co. Ltd. (Japan)	351,800	6,780,770
Siam Global House PCL (Thailand)	7,412,583	3,922,131
Siam Global House PCL (Thailand)	3,800,219	2,010,764
Watches of Switzerland Group plc (United Kingdom)*1	708,236	6,315,088
		24,392,101
Textiles, Apparel & Luxury Goods - 3.5%
Brunello Cucinelli S.p.A. (Italy)	87,169	5,052,831
Page Industries Ltd. (India)	8,380	5,041,328
Seiko Group Corp. (Japan)	246,100	5,212,681
VIP Industries Ltd. (India)	764,944	6,916,370
		22,223,210
Total Consumer Discretionary		81,945,027
Consumer Staples - 5.9%
Beverages - 3.2%
Royal Unibrew A/S (Denmark)	27,336	1,561,547
Varun Beverages Ltd. (India)	1,475,403	18,721,191
		20,282,738
Food & Staples Retailing - 0.8%
Sumber Alfaria Trijaya Tbk PT (Indonesia)	29,882,884	5,399,859
Food Products - 0.9%
Universal Robina Corp. (Philippines)	2,895,520	6,125,734
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 1.0%
L’Occitane International S.A. (Luxembourg)	2,545,000	$6,248,536
Total Consumer Staples		38,056,867
Energy - 4.7%
Energy Equipment & Services - 3.2%
Aker Solutions ASA (Norway)	3,180,245	12,142,339
Worley Ltd. (Australia)	909,458	8,307,093
		20,449,432
Oil, Gas & Consumable Fuels - 1.5%
Gaztransport Et Technigaz S.A. (France)	82,327	9,577,812
Total Energy		30,027,244
Financials - 6.9%
Banks - 2.0%
Canadian Western Bank (Canada)	182,440	3,173,801
Ringkjoebing Landbobank A/S (Denmark)	23,146	2,517,422
Sydbank AS (Denmark)	230,269	7,011,777
		12,703,000
Capital Markets - 1.4%
Euronext N.V. (Netherlands)[1]	96,016	6,094,029
MLP SE (Germany)	582,070	2,703,584
		8,797,613
Consumer Finance - 1.2%
CreditAccess Grameen Ltd. (India)*	184,679	2,178,287
goeasy Ltd. (Canada)	35,960	2,917,502
Transaction Capital Ltd. (South Africa)	1,303,524	2,915,920
		8,011,709
Diversified Financial Services - 0.9%
Element Fleet Management Corp. (Canada)	450,980	6,008,212

Insurance - 1.4%
Topdanmark AS (Denmark)	189,663	8,753,544
Total Financials		44,274,078
Health Care - 8.4%
Biotechnology - 1.0%
BioGaia AB - Class B (Sweden)	360,318	2,855,471
PharmaEssentia Corp. (Taiwan)*	250,552	3,515,280
		6,370,751
Health Care Equipment & Supplies - 1.9%
Asahi Intecc Co. Ltd. (Japan)	350,600	5,972,524
Revenio Group OYJ (Finland)	93,019	3,459,743
Surgical Science Sweden AB (Sweden)*	90,834	1,309,407
Xvivo Perfusion AB (Sweden)*	93,632	1,346,412
		12,088,086
Health Care Providers & Services - 1.2%
Amvis Holdings, Inc. (Japan)	390,986	7,557,946

The accompanying notes are an integral part of the financial statements.

8

Rainier International Discovery Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Technology - 0.4%
Pro Medicus Ltd. (Australia)	72,802	$2,593,745
Life Sciences Tools & Services - 0.8%
Chemometec A/S (Denmark)	57,291	5,400,286
Pharmaceuticals - 3.1%
ALK-Abello A/S (Denmark)*	859,873	14,217,026
Virbac S.A. (France)	23,935	5,865,238
		20,082,264
Total Health Care		54,093,078
Industrials - 25.8%
Aerospace & Defense - 2.7%
CAE, Inc. (Canada)*	353,133	6,739,426
Rheinmetall AG (Germany)	29,332	4,767,969
Saab AB - Class B (Sweden)	169,373	5,984,634
		17,492,029
Commercial Services & Supplies - 0.9%
ISS A/S (Denmark)*	299,750	5,504,920
Construction & Engineering - 1.6%
Fugro N.V. (Netherlands)*	813,224	10,563,109
Electrical Equipment - 3.7%
Alfen Beheer B.V. (Netherlands)*1	86,942	9,222,702
Hexatronic Group AB (Sweden)	754,606	10,212,197
Voltronic Power Technology Corp. (Taiwan)	100,498	4,074,606
		23,509,505
Machinery - 4.8%
Aalberts N.V. (Netherlands)	163,868	5,684,860
Interpump Group S.p.A. (Italy)	104,152	4,032,296
Nabtesco Corp. (Japan)	292,100	6,204,323
Takeuchi Manufacturing Co. Ltd. (Japan)	255,300	5,148,630
THK Co. Ltd. (Japan)	418,000	7,289,875
VAT Group AG (Switzerland)[1]	9,873	2,254,019
		30,614,003
Professional Services - 5.0%
ALS Ltd. (Australia)	1,397,602	10,223,489
TechnoPro Holdings, Inc. (Japan)	400,400	9,605,737
Teleperformance (France)	46,988	12,589,492
		32,418,718
Road & Rail - 2.9%
Sixt SE (Germany)	54,979	5,156,682
TFI International, Inc. (Canada)	146,121	13,300,888
		18,457,570
Trading Companies & Distributors - 2.9%
RS Group Plc (United Kingdom)	1,195,705	13,156,854
Toromont Industries Ltd. (Canada)	68,752	5,283,763
		18,440,617
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 1.3%
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B (Mexico)	359,197	$8,429,608
Total Industrials		165,430,079
Information Technology - 8.0%
Electronic Equipment, Instruments & Components - 4.4%
Barco N.V. (Belgium)	180,138	3,889,232
E Ink Holdings, Inc. (Taiwan)	1,082,000	6,875,214
Halma plc (United Kingdom)	337,247	8,178,005
Oxford Instruments plc (United Kingdom)	212,617	4,666,890
Sinbon Electronics Co. Ltd. (Taiwan)	645,000	5,008,812
		28,618,153
IT Services - 0.7%
Keywords Studios plc (Ireland)	166,723	4,610,407
Semiconductors & Semiconductor Equipment - 1.7%
eMemory Technology, Inc. (Taiwan)	108,000	3,581,223
Nordic Semiconductor ASA (Norway)*	270,411	3,817,477
SOITEC (France)*	26,149	3,348,242
		10,746,942
Software - 1.2%
The Descartes Systems Group, Inc. (Canada)*	82,289	5,677,811
Fortnox AB (Sweden)	451,322	1,918,032
		7,595,843
Total Information Technology		51,571,345
Materials - 11.8%
Chemicals - 3.3%
K+S AG (Germany)	289,505	6,391,980
Kaneka Corp. (Japan)	389,100	9,648,620
SKC Co. Ltd. (South Korea)	65,805	4,766,319
		20,806,919
Construction Materials - 1.6%
Semen Indonesia Persero Tbk PT (Indonesia)	11,255,286	5,741,433
Wienerberger AG (Austria)	199,841	4,568,134
		10,309,567
Containers & Packaging - 1.1%
Huhtamaki OYJ (Finland)	195,711	7,033,731

Metals & Mining - 5.8%
APL Apollo Tubes Ltd. (India)	359,415	4,693,898
Iluka Resources Ltd. (Australia)	754,608	4,180,931
Lynas Rare Earths Ltd. (Australia)*	1,840,934	9,819,155
OZ Minerals Ltd. (Australia)	302,899	4,690,097
Pilbara Minerals Ltd. (Australia)*	2,443,853	7,943,136
SSAB AB - Class B (Sweden)	1,325,353	6,158,149
		37,485,366
Total Materials		75,635,583

The accompanying notes are an integral part of the financial statements.

9

Rainier International Discovery Series

Investment Portfolio - October 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate - 2.5%
Equity Real Estate Investment Trusts (REITS) - 1.7%
Japan Hotel REIT Investment Corp. (Japan)	20,431	$10,764,216
Real Estate Management & Development - 0.8%
Phoenix Mills Ltd. (India)	294,894	5,088,778
Total Real Estate		15,852,994
Utilities - 5.9%
Independent Power and Renewable Electricity Producers - 5.9%
Boralex, Inc. - Class A (Canada)	278,680	7,902,087
ERG S.p.A. (Italy)	422,127	13,240,800
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
Innergex Renewable Energy, Inc. (Canada)	608,199	$6,696,506
Solaria Energia y Medio Ambiente S.A. (Spain)*	250,495	3,961,862
West Holdings Corp. (Japan)	212,900	6,362,227
Total Utilities		38,163,482
TOTAL COMMON STOCKS
(Identified Cost $592,267,723)		607,110,741

SHORT-TERM INVESTMENT - 5.6%

Dreyfus Government Cash Management, Institutional Shares, 2.91%[2]
(Identified Cost $35,649,342)	35,649,342	35,649,342

TOTAL INVESTMENTS - 100.1%
(Identified Cost $627,917,065)		642,760,083
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(909,741)
NET ASSETS - 100%		$641,850,342

NVDR - Non-Voting Depositary Receipt

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $31,725,978, which represented 4.9% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2022.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following country:

Japan - 15.1%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Rainier International Discovery Series

Statement of Assets and Liabilities

October 31, 2022

ASSETS:

Investments, at value (identified cost $627,917,065) (Note 2)	$642,760,083
Foreign currency, at value (identified cost $291,789)	292,741
Receivable for fund shares sold	990,024
Foreign tax reclaims receivable	765,204
Dividends receivable	423,219
Receivable for securities sold	72,170
Prepaid expenses	41,128

TOTAL ASSETS	645,344,569

LIABILITIES:

Accrued management fees (Note 3)	459,922
Accrued sub-transfer agent fees (Note 3)	106,769
Accrued fund accounting and administration fees (Note 3)	51,422
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	6,641
Directors’ fees payable (Note 3)	4,795
Accrued Chief Compliance Officer service fees (Note 3)	2,750
Accrued foreign capital gains tax (Note 2)	2,409,969
Payable for fund shares repurchased	295,506
Other payables and accrued expenses	156,453

TOTAL LIABILITIES	3,494,227

TOTAL NET ASSETS	$641,850,342

NET ASSETS CONSIST OF:

Capital stock	$310,224
Additional paid-in-capital	688,844,046
Total distributable earnings	(47,303,928)

TOTAL NET ASSETS	$641,850,342

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($32,038,234/1,577,843 shares)	$20.31

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($281,906,638/13,642,544 shares)	$20.66

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($22,552,297/1,087,113 shares)	$20.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($305,353,173/14,714,949 shares)	$20.75

The accompanying notes are an integral part of the financial statements.

 11

Rainier International Discovery Series

Statement of Operations

For the Year Ended October 31, 2022

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,591,428)	$9,543,089

EXPENSES:

Management fees (Note 3)	6,289,323
Sub-transfer agent fees (Note 3)	327,097
Fund accounting and administration fees (Note 3)	170,288
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	96,469
Directors’ fees (Note 3)	94,258
Chief Compliance Officer service fees (Note 3)	8,638
Custodian fees	187,158
Miscellaneous	405,282

Total Expenses	7,578,513
Less reduction of expenses (Note 3)	(324,698)

Net Expenses	7,253,815

NET INVESTMENT INCOME	2,289,274

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax refund of $122,231)	(56,509,656)
Foreign currency and translation of other assets and liabilities	(589,742)

(57,099,398)
Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $860,658)	(238,179,514)
Foreign currency and translation of other assets and liabilities	(102,569)

(238,282,083)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(295,381,481)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(293,092,207)

The accompanying notes are an integral part of the financial statements.

 12

Rainier International Discovery Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/22	FOR THE YEAR ENDED 10/31/21

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$2,289,274	$(404,555)
Net realized gain (loss) on investments and foreign currency	(57,099,398)	96,427,317
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(238,282,083)	111,999,785

Net increase (decrease) from operations	(293,092,207)	208,022,547

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(5,044,645)	(736,874)
Class I	(35,619,104)	(3,609,202)
Class W	(3,615,053)	(694,385)
Class Z	(42,079,965)	(5,577,585)

Total distributions to shareholders	(86,358,767)	(10,618,046)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	201,207,652	103,148,664

Net increase (decrease) in net assets	(178,243,322)	300,553,165

NET ASSETS:

Beginning of year	820,093,664	519,540,499

End of year	$641,850,342	$820,093,664

The accompanying notes are an integral part of the financial statements.

 13

Rainier International Discovery Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$34.75	$25.62	$20.41		$18.83	$20.61
Income (loss) from investment operations:
Net investment loss[1]	(0.00)[2]	(0.13)	(0.11)		(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(10.85)	9.77	5.32		1.67	(1.77)
Total from investment operations	(10.85)	9.64	5.21		1.60	(1.78)
Less distributions to shareholders:
From net investment income	—	—	—		(0.02)	—
From net realized gain on investments	(3.59)	(0.51)	—		—	—
Total distributions to shareholders	(3.59)	(0.51)	—		(0.02)	—
Net asset value - End of year	$20.31	$34.75	$25.62		$20.41	$18.83
Net assets - End of year (000’s omitted)	$32,038	$47,911	$36,577		$39,387	$193,071
Total return[3]	(34.40% )	38.06%	25.53%		8.53%	(8.64% )
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.39%	1.40%	1.40%		1.40%	1.40%
Net investment loss	(0.02% )	(0.41% )	(0.48%	)	(0.36% )	(0.05% )
Series portfolio turnover	76%	76%	91%		102%	73%

*Effective March 1, 2019, Class K shares of the Series have been redesignated as Class S Shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.00% [4]	0.05%		0.04%	0.03%

1Calculated based on average shares outstanding during the periods.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

 14

Rainier International Discovery Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$35.24	$25.91	$20.64	$19.04	$20.81
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	(0.05)	(0.05)	0.06	0.07
Net realized and unrealized gain (loss) on investments	(11.03)	9.89	5.38	1.61	(1.81)
Total from investment operations	(10.96)	9.84	5.33	1.67	(1.74)
Less distributions to shareholders:
From net investment income	(0.03)	—	(0.06)	(0.07)	(0.03)
From net realized gain on investments	(3.59)	(0.51)	—	—	—
Total distributions to shareholders	(3.62)	(0.51)	(0.06)	(0.07)	(0.03)
Net asset value - End of year	$20.66	$35.24	$25.91	$20.64	$19.04
Net assets - End of year (000’s omitted)	$281,907	$335,259	$174,435	$154,009	$161,390
Total return[2]	(34.25% )	38.41%	25.88%	8.81%	(8.38% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.12%	1.13% [3]	1.15%	1.14%	1.12%
Net investment income (loss)	0.28%	(0.14% )	(0.22% )	0.31%	0.30%
Series portfolio turnover	76%	76%	91%	102%	73%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.00% [4]	0.03%	N/A

1Calculated based on average shares outstanding during the periods.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Includes recoupment of past waived and/or reimbursed fees. Without the recoupment the ratio would have been 1.11%.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

 15

Rainier International Discovery Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				3/1/19[1] TO
	10/31/22	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period): Net asset
value - Beginning of period	$35.39	$25.93	$20.59	$19.34
Income (loss) from investment operations:
Net investment income[2]	0.33	0.28	0.19	0.22
Net realized and unrealized gain (loss) on investments	(11.03)	9.90	5.36	1.03
Total from investment operations	(10.70)	10.18	5.55	1.25
Less distributions to shareholders:
From net investment income	(0.35)	(0.21)	(0.21)	—
From net realized gain on investments	(3.59)	(0.51)	—	—

Total distributions to shareholders	(3.94)	(0.72)	(0.21)	—

Net asset value - End of period	$20.75	$35.39	$25.93	$20.59
Net assets - End of period (000’s omitted)	$22,552	$32,618	$24,962	$18,095
Total return [3]	(33.57% )	39.91%	27.17%	6.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	[4]
Net investment income	1.28%	0.87%	0.84%	1.65%	[4]
Series portfolio turnover	76%	76%	91%	102%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.92%	0.93%	0.97%	1.00%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

 16

Rainier International Discovery Series

Financial Highlights - Class Z*

	FOR THE YEAR ENDED
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$35.36	$25.96	$20.67	$19.06	$20.82
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	(0.01)	(0.01)	0.09	0.03
Net realized and unrealized gain (loss) on investments	(11.06)	9.92	5.38	1.61	(1.75)
Total from investment operations	(10.97)	9.91	5.37	1.70	(1.72)
Less distributions to shareholders:
From net investment income	(0.05)	(0.00)[2]	(0.08)	(0.09)	(0.04)
From net realized gain on investments	(3.59)	(0.51)	—	—	—
Total distributions to shareholders	(3.64)	(0.51)	(0.08)	(0.09)	(0.04)
Net asset value - End of year	$20.75	$35.36	$25.96	$20.67	$19.06
Net assets - End of year (000’s omitted)	$305,353	$404,306	$283,566	$237,740	$168,789
Total return[3]	(34.17% )	38.61%	26.06%	8.99%	(8.29% )
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.34%	(0.03% )	(0.05% )	0.48%	0.16%
Series portfolio turnover	76%	76%	91%	102%	73%

*Effective August 21, 2018, Class R6 shares of the Series have been redesignated as Class Z shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.02%	0.03%	0.07%	0.08%	0.04%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

 17

Rainier International Discovery Series

Notes to Financial Statements

1.	Organization

Rainier International Discovery Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to seek long-term capital appreciation.

The Series is authorized to issue four classes of shares (Class S, I, W and Z). Each class is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). The investment sub-advisor of the Series is Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”), an affiliate of the Advisor. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Rainier International Discovery Series Class I common stock, Rainier International Discovery Series Class S (formerly Class K) common stock, Rainier International Discovery Series Class W common stock and Rainier International Discovery Series Class Z (formerly Class R6) common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities

 18

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is applied as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$12,060,964	$—	$12,060,964	$—
Consumer Discretionary	81,945,027	—	81,945,027	—
Consumer Staples	38,056,867	—	38,056,867	—
Energy	30,027,244	—	30,027,244	—
Financials	44,274,078	12,099,515	32,174,563	—
Health Care	54,093,078	—	54,093,078	—
Industrials	165,430,079	33,753,685	131,676,394	—
Information Technology	51,571,345	5,677,811	45,893,534	—
Materials	75,635,583	—	75,635,583	—
Real Estate	15,852,994	—	15,852,994	—
Utilities	38,163,482	14,598,593	23,564,889	—
Short-Term Investment	35,649,342	35,649,342	—	—
Total assets	$642,760,083	$101,778,946	$540,981,137	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2021 or October 31, 2022.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

 19

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2019 through October 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

 20

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Series’ average daily net assets. The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor maintain the Series’ organization and select and oversee the Sub-Advisor, who provides the Series with advice and assistance in the choice of investments and the execution of securities transactions. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor and/or Sub-Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 1.15% of the average daily net assets of the Class I and Class S shares, 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

 21

Rainier International Discovery Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to these agreements, the Advisor waived $ 240,388 in management fees for Class W shares for the year ended October 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $ 6,376 and $ 77,934 for Class W and Class Z shares, respectively, for the year ended October 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations.

As of October 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2023	2024	2025	TOTAL
Class S	$17,196	$1,492	$—	$18,688
Class W	14,579	9,014	6,376	29,969
Class Z	172,344	106,848	77,934	357,126

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $607,233,305 and $497,870,641, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Rainier International Discovery Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	591,869	$14,774,798	513,423	$16,287,518
Reinvested	168,258	4,941,733	25,327	724,601
Repurchased	(560,825)	(14,155,725)	(587,872)	(19,324,511)
Total	199,302	$5,560,806	(49,122)	$(2,312,392)

 22

Rainier International Discovery Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,653,053	$220,241,247	4,318,178	$139,127,049
Reinvested	1,113,562	33,195,284	114,986	3,327,704
Repurchased	(5,636,543)	(140,396,678)	(1,654,070)	(52,684,277)
Total	4,130,072	$113,039,853	2,779,094	$89,770,476

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	81,502	$2,044,963	74,101	$2,364,133
Reinvested	121,883	3,615,053	24,110	694,385
Repurchased	(38,053)	(1,004,110)	(139,012)	(4,387,694)
Total	165,332	$4,655,906	(40,801)	$(1,329,176)

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/22		10/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,019,272	$168,961,430	3,020,339	$97,161,014
Reinvested	820,742	24,548,372	90,238	2,617,798
Repurchased	(4,558,751)	(115,558,715)	(2,601,137)	(82,759,056)
Total	3,281,263	$77,951,087	509,440	$17,019,756

At October 31, 2022, one shareholder account owned 11.0% of the Series. In addition, the Advisor and its affiliates owned 0.1% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended October 31, 2022, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2022.

 23

Rainier International Discovery Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in passive foreign investment companies (PFICs) and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/22	ENDED 10/31/21
Ordinary income	$21,621,015	$210,151
Long-term capital gains	$64,737,752	$10,407,895

At October 31, 2022, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$637,183,125
Unrealized appreciation	101,088,303
Unrealized depreciation	(95,511,345)
Net unrealized appreciation	$5,576,958
Undistributed ordinary income	$310,750
Capital loss carryforwards	$(50,675,540)

At October 31, 2022, the Series had net short-term capital loss carryforwards of $50,675,540, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 24

Rainier International Discovery Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Rainier International Discovery Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Rainier International Discovery Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 20, 2022

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 25

Rainier International Discovery Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $7,366,144 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $10,560,648 and foreign taxes paid of $1,479,342 for the year ended October 31, 2022.

 26

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

27

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address any aberrational underperformance observed. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the

28

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

29

Rainier International Discovery Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

30

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors3

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) – Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 – PMSV Holdings LLC (investments); Managing Member (2010-2016) – VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

31

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors3 (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:

Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

32

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	35
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) – Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) – Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Treasurer Services since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

33

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal/ Senior Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

3Ms. Margaret McLaughlin, who served as an Independent Director of the Fund as of October 31, 2022, resigned as of November 4, 2022.

34

Rainier International Discovery Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIDS-10/22-AR

35

(b)	Not applicable.

ITEM 2:	CODE OF ETHICS

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 13(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2(c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, John M. Glazer, Russell O. Vernon, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4:	Principal Accountant Fees and Services

  Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Disciplined Value Series, Equity Series, Overseas Series, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series and Rainier International Discovery Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2022 and 2021 were:

36

	2022	2021

Audit Fees (a)	$ 365,500	$ 343,397

Audit Related Fees (b)	$ 0	$ 0

Tax Fees (c)	$ 164,873	$156,623

All Other Fees (d)	$ 0	$ 0

	$ 530,373	$ 500,020

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2022 and 2021.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

37

	2022	2021

Audit Related Fees	$ 0	$ 0

Tax Fees	$ 0	$ 0

	$ 0	$ 0

There were no Audit Related fees for the year ended October 31, 2021 or October 31, 2022.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2022 and 2021.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2022 and 2021 were $164,873 and $156,623, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

Item 5:	Audit Committee of Listed registrants

Not applicable.

Item 6:	Investments

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

38

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13:	Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

39

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer
Manning & Napier Fund, Inc.
Date: 12/27/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer
Manning & Napier Fund, Inc.
Date: 12/27/2022

/s/ Troy M. Statczar
Troy M. Statczar
Treasurer and Principal Financial Officer
Manning & Napier Fund, Inc.
Date: 12/27/2022

40